UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund:	BlackRock Strategic Global Bond Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Global Bond Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2023

Date of reporting period: 06/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Strategic Global Bond Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.

Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.

Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	16.89%	19.59%
U.S. small cap equities (Russell 2000® Index)	8.09	12.31
International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77
Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

Investment Objective

BlackRock Strategic Global Bond Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2023, the Fund’s Institutional and Class K shares outperformed its primary benchmark, the Bloomberg Global Aggregate Bond Index while the Investor A shares performed in-line and Investor C shares underperformed. For the same period, all the Fund’s share classes underperformed its custom benchmark, comprised of 80% Bloomberg Global Aggregate ex EM Bond Index and 20% Bloomberg EM ex Korea Bond Index. The following discussion of relative performance pertains to the Fund’s primary benchmark.

What factors influenced performance?

The Fund’s exposure to emerging market credit spreads and currencies contributed positively to performance relative to the benchmark. Allocations to U.S. investment grade and high yield corporate bonds also proved additive. Finally, the Fund’s positioning with respect to U.S. interest rates aided return as the short end of the Treasury yield curve rose over the period.

Positioning with respect to developed market interest rates and currencies detracted from the Fund’s relative performance over the period, along with positioning in emerging market interest rates. Exposure to non-U.S. corporate credit also weighed on return.

The Fund held derivatives during the period for risk management purposes as well as to manage exposures with the goal of generating positive active return. The use of derivatives modestly contributed to performance as the Fund tactically managed the portfolio’s duration and currency exposures throughout the reporting period.

The Fund’s reported cash position largely reflects the use of short-term derivatives held for risk management purposes as well as to manage exposures. The Fund’s cash position did not materially affect performance.

Describe recent portfolio activity.

Throughout the first quarter of 2023, after tactically reducing duration in January 2023, primarily in the front-end of the yield curve, the Fund added duration further out the curve given more balanced risk/reward levels, while tactically rotating across high quality spread assets. The Fund lowered its risk profile slightly in February 2023, reducing U.S. investment grade and high yield credit exposures as spreads became less attractive, while adding to agency mortgage-backed securities (“MBS”) given the sector’s favorable interest rate risk profile. Outside the United States, the Fund continued to increase its long European sovereign position while remaining overweight the U.S. dollar relative the euro and Japanese yen. The Fund also tactically increased exposure to emerging market debt in local rate and select hard currency markets.

In the second quarter of 2023, the Fund’s duration was tactically reduced, resulting in a modestly below-benchmark stance. The Fund continued to increase its sensitivity to changes in credit spreads by selectively adding to global investment grade corporate bonds, particularly within defensive sectors, as spreads appeared attractive. The Fund modestly trimmed its overweight to agency MBS. In addition, the Fund opportunistically added to U.S. high yield corporate bonds while maintaining a cautious stance with respect to lower quality issues within the asset class. Outside the United States, the Fund maintained essentially neutral exposure to European sovereign bonds while continuing to selectively increase the emerging markets debt allocation.

Describe portfolio positioning at period end.

At period end, the Fund’s duration was modestly underweight relative to the benchmark. The Fund favored U.S. and European investment grade corporate bonds along with agency MBS for exposure to high quality assets. The Fund also maintained an allocation to U.S. high yield corporate bonds. Outside the United States, the Fund had allocations to European sovereign bonds and emerging markets debt, most notably local rates in Mexico and Brazil along with select hard currency bonds. In terms of currency exposures, the Fund was overweight the U.S. dollar at the expense of the euro and Japanese yen given the Fed’s policy tightening.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Performance

				Average Annual Total Returns(a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	5.51%	5.26%	1.51%	(1.44)%	N/A	0.27%	N/A	1.10%	N/A

Investor A	5.04	4.74	1.38	(1.51)	(5.45)%	0.06	(0.76)%	0.87	0.46%

Investor C	4.50	4.28	0.81	(2.44)	(3.39)	(0.73)	(0.73)	0.25	0.25

Class K	5.56	5.40	1.53	(1.21)	N/A	0.32	N/A	1.14	N/A

Bloomberg Global Aggregate Bond Index(c)	—	—	1.43	(1.32)	N/A	(1.09)	N/A	0.20	N/A

Custom Benchmark(d)	—	—	1.61	(0.88)	N/A	(0.90)	N/A	0.28	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund mainly invests in bonds and other fixed income securities that periodically pay interest or dividends. The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.

(c)

An unmanaged index that is a measure of global investment grade debt from approximately twenty-four different local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

(d)

A customized performance benchmark comprised of 80% Bloomberg Global Aggregate ex EM Bond Index and 20% Bloomberg EM ex Korea Bond Index. The Bloomberg EM ex Korea Bond Index commenced in June 2013; therefore, it does not have a 10-year return.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual					Hypothetical 5% Return
			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Ending Account Value (06/30/23)	Expenses Paid During the Period	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,015.10	$2.65		$2.65	$1,000.00	$1,022.17	$2.66		$1,022.17	$2.66	0.53%	0.53%
Investor A	1,000.00	1,013.80	3.89		3.89	1,000.00	1,020.93	3.91		1,020.93	3.91	0.78	0.78
Investor C	1,000.00	1,008.10	7.62		7.62	1,000.00	1,017.21	7.65		1,017.21	7.65	1.53	1.53
Class K	1,000.00	1,015.30	2.40		2.40	1,000.00	1,022.41	2.41		1,022.41	2.41	0.48	0.48

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

F U N D S U M M A R Y	5

Fund Summary as of June 30, 2023 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type(a)	Percent of Total Investments
Corporate Bonds	37.4%
Foreign Agency Obligations	23.6
U.S. Government Sponsored Agency Securities	20.1
Asset-Backed Securities	5.9
Non-Agency Mortgage-Backed Securities	5.0
U.S. Treasury Obligations	2.6
Investment Companies	2.2
Other*	3.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments
United States	59.6%
China	5.0
Mexico	4.7
United Kingdom	4.5
Spain	4.0
Japan	3.3
Cayman Islands	3.0
Netherlands	2.1
Germany	1.7
Brazil	1.6
France	1.3
Italy	1.2
Indonesia	1.0
Other#	7.0

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Schedule of Investments for such countries/geographic regions.
*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Strategic Global Bond Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of November 13, 2015 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

The Benefits and Risks of Leveraging	BlackRock Strategic Global Bond Fund, Inc.

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund was not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments (unaudited) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Cayman Islands(a)(b) — 2.5%
AGL CLO 3 Ltd., Series 2020-3A, Class A, (3-mo. LIBOR US + 1.30%), 6.56%, 01/15/33	USD	250	$246,830
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3-mo. LIBOR US + 1.13%), 6.39%, 01/17/31		388	383,725
ALM Ltd., Series 2020-1A, Class A2, (3-mo. LIBOR US + 1.85%), 7.11%, 10/15/29		250	247,509
Apidos CLO XXXVI, Series 2021-36A, Class B, (3-mo. LIBOR US + 1.60%), 6.85%, 07/20/34		250	243,505
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3-mo. LIBOR US + 1.17%), 6.43%, 10/15/30		385	383,814
Bain Capital Credit CLO Ltd., Series 2017-1A, Class A1R, (3-mo. LIBOR US + 0.97%), 6.22%, 07/20/30		525	520,550
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3-mo. LIBOR US + 1.10%), 6.35%, 01/20/31		485	481,881
Carlyle Global Market Strategies CLO Ltd., Series 2014-3RA, Class A1B, (3-mo. LIBOR US + 1.30%), 6.59%, 07/27/31		1,000	980,744
Cayuga Park CLO Ltd., Series 2020-1A, Class B1R, (3-mo. LIBOR US + 1.65%), 6.91%, 07/17/34		250	246,935
CBAM Ltd., Series 2017-1A, Class A1, (3-mo. LIBOR US + 1.25%), 6.50%, 07/20/30		373	371,595
CIFC Funding Ltd.
Series 2014-3A, Class A1R2, (3-mo. LIBOR US + 1.20%), 6.47%, 10/22/31		1,500	1,493,594
Series 2014-5A, Class A1R2, (3-mo. LIBOR US + 1.20%), 6.46%, 10/17/31		2,000	1,976,240
Series 2018-2A, Class A2, (3-mo. LIBOR US + 1.60%), 6.85%, 04/20/31		250	246,821
Dryden 37 Senior Loan Fund, Series 2015-37A, Class AR, (3-mo. LIBOR US + 1.10%), 6.36%, 01/15/31		736	731,876
Dryden 49 Senior Loan Fund, Series 2017-49, Class AR, (3-mo. LIBOR US + 0.95%), 6.21%, 07/18/30		710	704,468
Eaton Vance CLO Ltd., Series 2018-1A, Class A2, (3-mo. LIBOR US + 1.45%), 6.71%, 10/15/30		250	244,094
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3-mo. LIBOR US + 1.24%), 6.50%, 04/15/33		500	495,757
Gulf Stream Meridian 4 Ltd., Series 2021-4A, Class A2, (3-mo. LIBOR US + 1.85%), 7.11%, 07/15/34		250	244,904
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3-mo. LIBOR US + 1.34%), 6.60%, 04/15/33		1,000	993,341
Madison Park Funding XI Ltd., Series 2013-11A, Class AR2, (3-mo. LIBOR US + 0.90%), 6.17%, 07/23/29		936	925,900
Mariner CLO LLC, Series 2016-3A, Class CR, (3-mo. LIBOR US + 2.05%), 7.32%, 07/23/29		250	243,601
Neuberger Berman Loan Advisers CLO 46 Ltd., Series 2021-46A, Class B, (3-mo. LIBOR US + 1.65%), 6.90%, 01/20/36		250	245,891
OCP CLO Ltd., Series 2013-4A, Class BRR, (3-mo. LIBOR US + 1.90%), 7.17%, 04/24/29		250	246,183
Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, (3-mo. LIBOR US + 0.97%), 6.23%, 04/15/31		750	743,631

Security		Par (000)	Value

Cayman Islands (continued)
OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, (3-mo. LIBOR US + 1.65%), 6.90%, 07/02/35	USD	1,000	$985,634
OHA Credit Funding 5 Ltd., Series 2020-5A, Class A2A, (3-mo. LIBOR US + 1.45%), 6.71%, 04/18/33		300	292,660
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class DR, (3-mo. LIBOR US + 6.81%), 12.13%, 02/14/34		250	210,366
RR 3 Ltd., Series 2018-3A, Class 3A, (3-mo. LIBOR US + 1.40%), 6.66%, 01/15/30		1,125	1,113,269
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3-mo. LIBOR US + 0.96%), 6.22%, 04/16/31		500	494,725
TICP CLO XII Ltd., Series 2018-12A, Class BR, (3-mo. LIBOR US + 1.65%), 6.91%, 07/15/34		325	316,574
Trestles CLO Ltd., Series 2017-1A, Class A1R, (3-mo. LIBOR US + 0.99%), 6.25%, 04/25/32		250	247,182
Trimaran CAVU Ltd.
Series 2019-1A, Class B, (3-mo. LIBOR US + 2.20%), 7.45%, 07/20/32		250	247,024
Series 2019-1A, Class C1, (3-mo. LIBOR US + 3.15%), 8.40%, 07/20/32		500	494,865
Venture 39 CLO Ltd., Series 2020-39A, Class A1, (3-mo. LIBOR US + 1.28%), 6.54%, 04/15/33		335	330,401
Whitebox CLO I Ltd., Series 2019-1A, Class CR, (3-mo. LIBOR US + 3.05%), 8.32%, 07/24/32		500	481,440

			18,857,529

Denmark — 0.0%
Red & Black Auto Germany 8 UG, Series 8, Class B, (1-mo. EURIBOR + 0.75%), 4.08%, 09/15/30(a)(c)	EUR	84	90,990

France — 0.0%
FCT Autonoria DE, Series 2023-DE, Class B, (1-mo. EURIBOR + 1.15%), 4.56%, 01/26/43(a)(c)		100	108,960

Ireland(a)(c) — 0.1%
Avoca CLO XXII DAC, Series 22X, Class B1, (3-mo. EURIBOR + 1.30%), 4.48%, 04/15/35		100	103,275
CVC Cordatus Loan Fund IV DAC, Series 4X, Class BR1, (3-mo. EURIBOR + 1.30%), 4.68%, 02/22/34		100	102,635
Henley CLO IV DAC, Series 4X, Class B1, (3-mo. EURIBOR + 1.35%), 4.61%, 04/25/34		100	104,692

			310,602

Italy(a)(c) — 0.1%
AutoFlorence 3 Srl, (1-mo. EURIBOR + 0.95%), 4.33%, 12/25/46		500	546,844
Koromo Italy SRL, Series 1, Class A, (1-mo. EURIBOR + 0.80%), 4.21%, 02/26/35		227	248,466

			795,310

Netherlands — 0.0%
Domi BV, Series 2023-1, Class A, (3-mo. EURIBOR + 1.12%), 4.44%, 02/15/55(a)(c)		142	155,685

Spain — 0.0%
Autonoria Spain FT, Series 2021-SP, Class B, (1-mo. EURIBOR + 0.80%), 4.21%, 01/31/39(a)(c)		136	146,921

United Kingdom(a)(c) — 0.2%
Atlas Funding PLC, Series 2013-1, Class B, (3-mo. LIBOR GBP + 1.90%), 6.84%, 01/20/61	GBP	100	126,925

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
PCL Funding VI PLC, Series 2022-1, Class A, (1-day SONIA + 1.40%), 6.12%, 07/15/26	GBP	500	$636,985
PCL Funding VIII PLC, (3-mo. LIBOR GBP + 1.18%), 6.12%, 05/15/28		400	508,605
POLARIS PLRS 2023 1 B REGS, (3-mo. LIBOR GBP + 2.75%), 7.20%, 02/23/61		160	203,863

			1,476,378

United States — 2.4%
AccessLex Institute, Series 2007-A, Class A3, (3-mo. LIBOR US + 0.30%), 5.70%, 05/25/36(a)	USD	63	61,021
Anchorage Capital CLO 3-R Ltd., Series 2014-3RA, Class A, (3-mo. LIBOR US + 1.05%), 6.32%, 01/28/31(a)(b)		378	374,285
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class A, (3-mo. LIBOR US + 1.05%), 6.32%, 01/28/31(a)(b)		378	376,016
Apidos CLO XII, Series 2013-12A, Class AR, (3-mo. LIBOR US + 1.08%), 6.34%, 04/15/31(a)(b)		500	497,456
Aqua Finance Trust, Series 2021-A, Class A, 1.54%, 07/17/46(b)		55	48,900
BHG Securitization Trust(b)
Series 2021-A, Class A, 1.42%, 11/17/33		80	74,293
Series 2021-A, Class B, 2.79%, 11/17/33		100	87,848
Chenango Park CLO Ltd., Series 2018-1A, Class A2, (3-mo. LIBOR US + 1.55%), 6.81%, 04/15/30(a)(b)		1,018	1,006,039
CIFC Funding Ltd.(a)(b)
Series 2013-1A, Class A2R, (3-mo. LIBOR US + 1.75%), 7.01%, 07/16/30		1,000	980,208
Series 2018-1A, Class A, (3-mo. LIBOR US + 1.00%), 6.26%, 04/18/31		400	396,617
Concord Music Royalties LLC, Series 2022-1A, Class A2, 6.50%, 01/20/73(b)		239	235,343
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3-mo. LIBOR US + 1.12%), 6.38%, 01/15/31(a)(b)		586	582,870
Foundation Finance Trust, Series 2021-2A, Class A, 2.19%, 01/15/42(b)		174	157,973
Generate CLO 2 Ltd., Series 2A, Class AR, (3-mo. LIBOR US + 1.15%), 6.42%, 01/22/31(a)(b)		596	589,572
Goldman Home Improvement Trust Issuer Trust, Series 2022-GRN2, Class A, 6.80%, 10/25/52(b)		137	135,437
GoodLeap Sustainable Home Solutions Trust(b)
Series 2021-3CS, Class A, 2.10%, 05/20/48		398	305,476
Series 2022-3CS, Class A, 4.95%, 07/20/49		211	193,761
Series 2023-1GS, Class A, 5.52%, 02/22/55		189	179,354
Gracie Point International Funding(a)(b)
Series 2022-2A, Class A, (30-day Avg SOFR + 2.75%), 7.79%, 07/01/24		286	286,192
Series 2022-2A, Class B, (30-day Avg SOFR + 3.35%), 8.42%, 07/01/24		154	154,103
Series 2022-3A, Class A, (30-day Avg SOFR + 3.25%), 8.28%, 11/01/24		228	228,362
Hipgnosis Music Assets LP, Series 2022-1, Class A, 5.00%, 05/16/62(b)		385	358,232
Kapitus Asset Securitization LLC, Series 2022-1A, Class A, 3.38%, 07/10/28(b)		334	312,222
LCM 26 Ltd., Series 26A, Class A1, (3-mo. LIBOR US + 1.07%), 6.32%, 01/20/31(a)(b)		563	559,400
Lendmark Funding Trust, Series 2022-1A, Class A, 5.12%, 07/20/32(b)		301	292,451

Security		Par (000)	Value

United States (continued)
Loanpal Solar Loan Ltd., Series 2020-2GF, Class A, 2.75%, 07/20/47(b)	USD	85	$65,544
Mariner Finance Issuance Trust, Series 2022-AA, Class A, 6.45%, 10/20/37(b)		250	249,464
Mercury Financial Credit Card Master Trust, Series 2022-1A, Class A, 2.50%, 09/21/26(b)		483	456,278
Mosaic Solar Loan Trust(b)
Series 2022-2A, Class A, 4.38%, 01/21/53		88	81,448
Series 2022-3A, Class A, 6.10%, 06/20/53		92	91,684
Series 2023-1A, Class A, 5.32%, 06/20/53		218	209,271
Navient Private Education Refi Loan Trust, Series 2021-DA, Class A, (Prime - 1.99%), 6.26%, 04/15/60(a)(b)		349	326,161
Nelnet Student Loan Trust(b)
Series 2021-DA, Class B, 2.90%, 04/20/62		450	369,608
Series 2021-DA, Class C, 3.50%, 04/20/62		100	81,555
OneMain Financial Issuance Trust(b)
Series 2019-2A, Class A, 3.14%, 10/14/36		100	90,460
Series 2022-2A, Class A, 4.89%, 10/14/34		280	273,739
Series 2022-2A, Class B, 5.24%, 10/14/34		380	368,191
Series 2022-3A, Class A, 5.94%, 05/15/34		682	678,471
Oportun Issuance Trust(b)
Series 2021-B, Class A, 1.47%, 05/08/31		190	172,156
Series 2021-C, Class B, 2.67%, 10/08/31		105	93,136
Regional Management Issuance Trust(b)
Series 2021-A, Class A, 7.10%, 11/17/32		325	326,670
Series 2022-1, Class A, 3.07%, 03/15/32		182	168,681
Republic Finance Issuance Trust(b)
Series 2021-A, Class A, 2.30%, 12/22/31		600	550,879
Series 2021-A, Class B, 2.80%, 12/22/31		136	121,211
Series 2021-A, Class C, 3.53%, 12/22/31		100	85,199
Series 2021-A, Class D, 5.23%, 12/22/31		800	661,317
Rockford Tower CLO Ltd., Series 2017-3A, Class A, (3-mo. LIBOR US + 1.19%), 6.44%, 10/20/30(a)(b)		382	379,402
RR 3 Ltd., Series 2018-3A, Class A1R2, (3-mo. LIBOR US + 1.09%), 6.35%, 01/15/30(a)(b)		367	364,404
Service Experts Issuer LLC, Series 2021-1A, Class A, 2.67%, 02/02/32(b)		260	236,086
Shackleton CLO Ltd., Series 2013-3A, Class AR, (3-mo. LIBOR US + 1.12%), 6.38%, 07/15/30(a)(b)		330	325,888
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3-mo. LIBOR US + 1.25%), 6.51%, 10/15/30(a)(b)		380	375,452
Tiaa CLO III Ltd., Series 2017-2A, Class A, (3-mo. LIBOR US + 1.15%), 6.41%, 01/16/31(a)(b)		386	382,729
TICP CLO XV Ltd., Series 2020-15A, Class A, (3-mo. LIBOR US + 1.28%), 6.53%, 04/20/33(a)(b)		1,750	1,734,267
Voya CLO Ltd., Series 2017-4A, Class A1, (3-mo. LIBOR US + 1.13%), 6.39%, 10/15/30(a)(b)		364	361,332

			18,154,114

Total Asset-Backed Securities — 5.3% (Cost: $40,919,226)			40,096,489

		Shares

Common Stocks

France — 0.0%
BNP Paribas SA		2,150	135,678
LVMH Moet Hennessy Louis Vuitton SE		81	76,376

			212,054

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany — 0.1%
Mercedes-Benz Group AG, Registered Shares	3,312	$266,587

Japan — 0.1%
Mitsubishi UFJ Financial Group, Inc.	43,760	322,558
Mizuho Financial Group, Inc.	15,760	240,899
Sumitomo Mitsui Financial Group, Inc.	7,440	318,874

		882,331

Netherlands — 0.0%
ING Groep NV, Series N	3,528	47,563
Shell PLC	3,881	116,908
Shell PLC, ADR	211	12,740

		177,211

United Kingdom — 0.0%
Barclays PLC	51,621	100,554
Genius Sports Ltd.(d)	21,560	133,456

		234,010

United States — 0.6%
Activision Blizzard, Inc.(d)	1,875	158,063
Advanced Micro Devices, Inc.(d)	386	43,969
Alphabet, Inc., Class C(d)	1,620	195,971
Chesapeake Energy Corp.	2,645	221,334
Chubb Ltd.	378	72,788
Constellation Brands, Inc., Class A	358	88,115
Delta Air Lines, Inc.	5,538	263,277
Element Solutions, Inc.	6,664	127,949
Eli Lilly & Co.	232	108,803
First Solar, Inc.(d)	553	105,120
Ford Motor Co.	7,409	112,098
Freeport-McMoRan, Inc.	2,485	99,400
General Dynamics Corp.	662	142,429
General Motors Co.	3,371	129,986
Halliburton Co.	3,671	121,106
Health Care Select Sector SPDR Fund	784	104,060
KLA Corp.	276	133,866
Lockheed Martin Corp.	124	57,087
M/I Homes, Inc.(d)	1,185	103,320
Marathon Petroleum Corp.	1,806	210,580
Meritage Homes Corp.	710	101,012
Micron Technology, Inc.	1,276	80,528
Mr. Cooper Group, Inc.(d)	2,113	107,002
Northrop Grumman Corp.	346	157,707
NVIDIA Corp.	213	90,103
Phillips 66	1,269	121,037
Proof Acquisition Corp.(e)	4,080	4,570
Rockwell Automation, Inc.	305	100,482
RXO, Inc.(d)	372	8,433
Sarcos Technology & Robotics Corp.(d)	1,832	589
Schlumberger NV	1,516	74,466
SPDR S&P Metals & Mining ETF	2,212	112,414
Tesla, Inc.(d)	483	126,435
Transocean Ltd.(d)	22,728	159,323
Uber Technologies, Inc.(d)	566	24,434
United Airlines Holdings, Inc.(d)	3,576	196,215

Security		Shares	Value

United States (continued)
Valero Energy Corp		305	$35,777
Walt Disney Co.(d)		766	68,388

			4,168,236

Total Common Stocks — 0.8% (Cost: $5,576,680)			5,940,429

		Par (000)

Corporate Bonds

Argentina — 0.1%
Generacion Mediterranea SA/Central Termica Roca SA, 9.88%, 12/01/27(b)	USD	281	230,040
YPF SA
6.95%, 07/21/27(c)		82	66,420
8.50%, 06/27/29(c)		30	25,308
7.00%, 09/30/33(c)(f)		104	76,674
7.00%, 12/15/47(b)		74	50,363

			448,805

Australia — 0.2%
AusNet Services Holdings Pty. Ltd., 1.50%, 02/26/27(c)	EUR	200	197,998
FMG Resources August Pty. Ltd., 6.13%, 04/15/32(b)	USD	268	255,403
Origin Energy Finance Ltd., 1.00%, 09/17/29(c)	EUR	854	859,114

			1,312,515

Austria — 0.0%
Erste Group Bank AG, (5-year EURIBOR ICE Swap + 2.10%), 1.63%, 09/08/31(a)(c)		100	96,078
Suzano Austria GmbH, 5.00%, 01/15/30	USD	200	186,654

			282,732

Belgium(c) — 0.1%
Anheuser-Busch InBev SA, 4.00%, 09/24/25	GBP	100	121,018
KBC Group NV
1.13%, 01/25/24	EUR	400	429,492
(1-year UK Government Bond + 0.92%), 1.25%, 09/21/27(a)	GBP	100	106,436

			656,946

Bermuda — 0.0%
Digicel Group Holdings Ltd., (8.00% Cash or 3.00% PIK), 8.00%, 04/01/25(b)(g)	USD	144	62,580

Brazil — 0.0%
Atento Luxco 1 SA, 8.00%, 02/10/26(c)		53	8,345

Canada — 0.3%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 5.00%, 06/15/29(b)		65	52,047
Garda World Security Corp., 7.75%, 02/15/28(b)		31	30,771
HR Ottawa LP, 11.00%, 03/31/31(b)		1,942	1,883,740
Toronto-Dominion Bank, 2.88%, 04/05/27(c)	GBP	100	110,831

			2,077,389

Cayman Islands — 0.2%
ABRA Global Finance, (6.00% Cash & 5.50% PIK), 11.50%, 03/02/28(b)(g)	USD	286	233,028
Agile Group Holdings Ltd., 5.75%, 01/02/25(c)		200	60,102
Gaci First Investment Co.(c)
5.00%, 10/13/27		277	275,199

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Gaci First Investment Co.(c) (continued) 4.75%, 02/14/30	USD	270	$264,789
Melco Resorts Finance Ltd., 5.25%, 04/26/26(c)		200	185,608
Modern Land China Co. Ltd., (9.00% Cash or 9.00% PIK), 9.00%, 12/30/26(c)(d)(g)(h)		226	11,273
Shelf Drilling North Sea Holdings Ltd., 10.25%, 10/31/25(b)		177	177,363
Transocean Titan Financing Ltd., 8.38%, 02/01/28(b)		55	56,169
Transocean, Inc., 8.75%, 02/15/30(b)		58	58,870

			1,322,401

Chile — 0.0%
Kenbourne Invest SA, 6.88%, 11/26/24(b)		225	195,295

China(c)(d)(h) — 0.0%
China Evergrande Group, 9.50%, 04/11/22		200	11,720
Fantasia Holdings Group Co. Ltd., 11.88%, 06/01/23		200	12,000
Redsun Properties Group Ltd., 9.70%, 04/16/23		200	16,000

			39,720

Colombia — 0.2%
Ecopetrol SA
5.88%, 09/18/23		70	69,755
8.63%, 01/19/29		591	592,359
6.88%, 04/29/30		444	402,997
8.88%, 01/13/33		406	400,225

			1,465,336

Denmark — 0.3%
Danske Bank A/S, (1-year EUR Swap + 1.25%), 4.13%, 01/10/31(a)(c)	EUR	1,978	2,136,983

Finland — 0.0%
Ahlstrom-Munksjo Holding 3 Oy, 3.63%, 02/04/28(c)		100	90,033

France — 0.8%
Air France-KLM, 7.25%, 05/31/26(c)		100	111,983
Altice France SA/France, 2.13%, 02/15/25(c)		100	99,981
Banque Federative du Credit Mutuel SA(c)
0.75%, 06/08/26		200	197,377
3.75%, 02/01/33		1,500	1,586,976
BNP Paribas SA(c)
3.38%, 01/23/26	GBP	100	116,726
1.88%, 12/14/27		100	103,486
(5-year EUR Swap + 1.20%), 1.13%, 01/15/32(a)	EUR	200	185,474
BPCE SA, 0.25%, 01/15/26(c)		200	197,650
Credit Agricole Assurances SA, (5-year EURIBOR ICE Swap + 2.65%), 2.63%, 01/29/48(a)(c)		300	286,944
Credit Agricole SA(c)
1.25%, 04/14/26		200	202,531
(3-mo. EURIBOR + 1.25%), 1.00%, 04/22/26(a)		200	204,530
Crown European Holdings SA, 3.38%, 05/15/25(c)		100	106,796
Electricite de France SA(c)
4.25%, 01/25/32		400	431,225
4.63%, 01/25/43		200	208,713
Forvia, 3.75%, 06/15/28(c)		100	98,794
Goldstory SASU, 5.38%, 03/01/26(c)		100	104,799
iliad SA, 5.63%, 02/15/30(c)		100	105,465
Loxam SAS, 3.75%, 07/15/26(c)		100	103,103
Picard Groupe SAS, 3.88%, 07/01/26(c)		100	99,845
RCI Banque SA, (5-year EUR Swap + 2.85%), 2.63%, 02/18/30(a)(c)		200	202,544

Security		Par (000)	Value

France (continued)
RTE Reseau de Transport d’Electricite SADIR, 3.75%, 07/04/35(c)	EUR	300	$325,898
Sabena Technics Sas, (Acquired 10/28/22, Cost: $335,566), 8.60%, 09/30/29(a)(e)(i)		342	373,191
Societe Generale SA, 1.88%, 10/03/24(c)	GBP	100	119,502
TotalEnergies Capital International SA(c)
0.25%, 07/12/23	EUR	100	109,026
1.66%, 07/22/26	GBP	100	111,900
Veolia Environnement SA, (5-year EURIBOR ICE Swap + 2.15%), 1.63%(a)(c)(j)	EUR	100	95,067

			5,889,526

Germany — 1.3%
Bayer AG(c)
4.00%, 08/26/26		890	971,471
0.63%, 07/12/31		400	334,532
1.38%, 07/06/32		400	346,498
4.63%, 05/26/33		965	1,068,182
(5-year EUR Swap + 3.75%), 4.50%, 03/25/82(a)		100	102,901
Commerzbank AG(a)(c)
(3-mo. EURIBOR + 1.30%), 0.75%, 03/24/26		200	202,357
(5-year EUR Swap + 6.36%), 6.13%(j)		200	198,599
Covestro AG, 0.88%, 02/03/26(c)		60	60,639
Deutsche Bank AG(a)(c)
(3-mo. EURIBOR + 1.93%), 3.25%, 05/24/28		500	502,885
(3-mo. EURIBOR + 2.50%), 5.38%, 01/11/29		700	758,344
(5-year EURIBOR ICE Swap + 3.30%), 4.00%, 06/24/32		100	95,744
E.ON SE, 0.38%, 09/29/27(c)		75	71,727
Fraport AG Frankfurt Airport Services Worldwide, 1.88%, 03/31/28(c)		28	26,949
Gruenenthal GmbH, 3.63%, 11/15/26(c)		100	102,490
Heidelberg Materials AG, 3.75%, 05/31/32(c)		1,077	1,115,375
HT Troplast GmbH, 9.25%, 07/15/25(c)		100	110,678
Lanxess AG, 10.25%, 03/31/31(e)		300	322,041
LEG Immobilien SE, 0.88%, 11/28/27(c)		100	92,703
Merck Financial Services GmbH(c)
0.01%, 12/15/23		200	214,534
0.13%, 07/16/25		200	202,386
Merck KGaA, (5-year EURIBOR ICE Swap + 1.95%), 1.63%, 06/25/79(a)(c)		200	206,957
Renk AG/Frankfurt am Main, 5.75%, 07/15/25(c)		100	107,232
Robert Bosch GmbH, 4.38%, 06/02/43(c)		500	558,492
RWE AG, 2.50%, 08/24/25(c)		35	37,023
Schaeffler AG, 1.88%, 03/26/24(c)		10	10,694
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25(c)		100	103,658
Volkswagen Bank GmbH(c)
4.25%, 01/07/26		1,300	1,405,331
4.63%, 05/03/31		400	437,720
ZF Finance GmbH, 5.75%, 08/03/26(c)		100	109,375

			9,877,517

Hong Kong — 0.0%
Yango Justice International Ltd., 7.50%, 04/15/24(c)(d)(h)	USD	200	2,000

India — 0.0%
ReNew Power Pvt Ltd., 5.88%, 03/05/27(c)		200	186,602

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Indonesia — 0.0%
Freeport Indonesia PT, 4.76%, 04/14/27(c)	USD	200	$192,556

Ireland(c) — 0.4%
Glencore Capital Finance DAC, 0.75%, 03/01/29	EUR	2,737	2,419,499
Linde PLC, 1.38%, 03/31/31		200	187,233

			2,606,732

Israel(b)(c) — 0.0%
Energean Israel Finance Ltd., 8.50%, 09/30/33	USD	58	57,851
Leviathan Bond Ltd., 6.75%, 06/30/30		18	16,701

			74,552

Italy — 0.4%
Azzurra Aeroporti SpA(c)
2.13%, 05/30/24	EUR	100	105,507
2.63%, 05/30/27		100	97,778
Banco BPM SpA(a)(c)
(3-mo. EURIBOR + 2.80%), 6.00%, 06/14/28		150	162,540
(5-year EUR Swap + 3.80%), 3.25%, 01/14/31		100	98,966
Castor SpA, (3-mo. EURIBOR + 5.25%), 8.78%, 02/15/29(a)(c)		100	101,482
Enel Finance International NV, 0.00%, 06/17/24(c)		300	314,766
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28(c)		100	109,456
Eni SpA(c)
4.25%, 05/19/33		360	389,147
1.00%, 10/11/34		925	736,845
Infrastrutture Wireless Italiane SpA, 1.63%, 10/21/28(c)		100	95,606
Intesa Sanpaolo SpA(c)
0.75%, 12/04/24		100	103,755
5.15%, 06/10/30	GBP	100	102,325
Lottomatica SpA/Roma(c)
5.13%, 07/15/25	EUR	100	110,390
(3-mo. EURIBOR + 4.13%), 7.59%, 06/01/28(a)		100	109,529
Nexi SpA, 0.00%, 02/24/28(c)(k)(l)		100	82,072
Telecom Italia SpA, 1.63%, 01/18/29(c)		146	121,892
Telecom Italia SpA/Milano, 6.88%, 02/15/28(c)		100	108,498
UniCredit SpA(a)
(3-mo. EURIBOR + 1.60%), 4.45%, 02/16/29(c)		150	158,522
(5-year USD ICE Swap + 4.91%), 7.30%, 04/02/34(b)	USD	200	188,445

			3,297,521

Japan — 0.4%
Asahi Group Holdings Ltd., 0.16%, 10/23/24(c)	EUR	200	207,045
East Japan Railway Co., 2.61%, 09/08/25(c)		200	212,078
Nissan Motor Co. Ltd.(c)
2.65%, 03/17/26		200	203,997
3.20%, 09/17/28		1,372	1,341,575
Nomura Holdings, Inc., 5.10%, 07/03/25	USD	200	196,277
SoftBank Group Corp.(c)
2.13%, 07/06/24	EUR	200	210,056
3.88%, 07/06/32		100	82,522
Takeda Pharmaceutical Co. Ltd.
5.00%, 11/26/28	USD	400	397,634
2.05%, 03/31/30		600	498,631

			3,349,815

Jersey(c) — 0.0%
CPUK Finance Ltd., 4.50%, 08/28/27	GBP	100	108,172
Galaxy Bidco Ltd., 6.50%, 07/31/26		100	115,227

			223,399

Security		Par (000)	Value

Lithuania — 0.0%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)	USD	302	$291,052

Luxembourg — 0.3%
Altice Financing SA, 2.25%, 01/15/25(c)	EUR	200	202,963
Cidron Aida Finco SARL, 6.25%, 04/01/28(c)	GBP	100	110,395
Cirsa Finance International SARL, 4.75%, 05/22/25(c)	EUR	100	107,324
CSN Resources SA, 5.88%, 04/08/32(b)	USD	200	160,700
Cullinan Holdco Scsp, (3-mo. EURIBOR + 4.75%), 7.93%, 10/15/26(a)(c)	EUR	100	103,537
Dana Financing Luxembourg SARL, 8.50%, 07/15/31(c)		100	112,557
EIG Pearl Holdings SARL, 4.39%, 11/30/46(b)	USD	632	493,750
Garfunkelux Holdco 3 SA, 6.75%, 11/01/25(c)	EUR	100	79,658
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(b)	USD	310	206,853
Medtronic Global Holdings SCA, 4.50%, 03/30/33		186	182,300
Stena International SA, 7.25%, 02/15/28(c)	EUR	100	111,463

			1,871,500

Malaysia — 0.0%
TNB Global Ventures Capital Bhd, 4.85%, 11/01/28(c)	USD	200	196,264

Mexico — 0.4%
Axtel SAB de CV, 6.38%, 11/14/24(b)		239	241,677
Banco Mercantil del Norte SA, (10-year CMT + 5.03%), 6.63%(a)(b)(j)		200	153,500
Grupo Posadas SAB de CV, 5.00%, 12/30/27(c)(f)		206	176,962
Mexico City Airport Trust, 4.25%, 10/31/26(c)		200	192,136
Petroleos Mexicanos
4.88%, 01/18/24		175	171,259
6.88%, 08/04/26		992	921,320
8.75%, 06/02/29		355	318,311
6.70%, 02/16/32		150	113,842
5.50%, 06/27/44		99	56,801
6.75%, 09/21/47		135	84,360
6.35%, 02/12/48		254	153,076
Series 13-2, 7.19%, 09/12/24	MXN	4,344	235,207

			2,818,451

MultiNational — 0.3%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 3.63%, 06/01/28(c)	EUR	100	87,078
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 2.00%, 09/01/28(c)		100	90,618
Digicel International Finance Ltd./Digicel International Holdings Ltd.(b)
8.75%, 05/25/24	USD	93	84,863
8.00%, 12/31/26		37	7,731
(6.00% Cash + 7.00% PIK), 13.00%, 12/31/25(g)		56	38,847
NXP BV/NXP Funding LLC/NXP USA, Inc.
4.30%, 06/18/29		1,134	1,062,944
5.00%, 01/15/33		373	358,270
Promigas SA ESP/Gases del Pacifico SAC
3.75%, 10/16/29(b)		213	177,855
3.75%, 10/16/29(c)		200	167,000

			2,075,206

Netherlands — 1.6%
ABN AMRO Bank NV, 0.88%, 01/15/24(c)	EUR	100	107,300
Allianz Finance II BV, 0.00%, 01/14/25(c)		100	103,362
Ashland Services BV, 2.00%, 01/30/28(c)		100	92,233
Cooperatieve Rabobank UA(c) 1.38%, 02/03/27		100	100,620

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
Cooperatieve Rabobank UA(c) (continued)
(1-year UK Government Bond + 1.05%), 1.88%, 07/12/28(a)	GBP	100	$106,281
Digital Dutch Finco BV, 0.63%, 07/15/25(c)	EUR	200	198,261
EnBW International Finance BV, 3.63%, 11/22/26(c)		200	216,790
IMCD NV, 2.13%, 03/31/27(c)		613	602,691
ING Groep NV(c)
3.00%, 02/18/26	GBP	100	115,371
(3-mo. EURIBOR + 0.60%), 0.10%, 09/03/25(a)	EUR	200	207,247
(3-mo. EURIBOR + 1.60%), 4.50%, 05/23/29(a)		1,900	2,050,039
Louis Dreyfus Co. Finance BV, 2.38%, 11/27/25(c)		200	207,706
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 05/01/30	USD	1,797	1,589,339
OCI NV, 3.63%, 10/15/25(c)	EUR	90	95,073
Q-Park Holding I BV, (3-mo. EURIBOR + 2.00%), 5.47%, 03/01/26(a)(c)		100	104,586
Siemens Financieringsmaatschappij NV, 0.00%, 02/20/26(c)		100	99,483
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25(c)(g)		119	108,191
Telefonica Europe BV, (6-year EUR Swap + 4.11%), 4.38%(a)(c)(j)		200	212,784
Teva Pharmaceutical Finance Netherlands II BV, 7.38%, 09/15/29		100	111,328
Upjohn Finance BV, 1.02%, 06/23/24(c)		290	305,928
Viterra Finance BV, 0.38%, 09/24/25(c)		1,345	1,337,761
Volkswagen Financial Services NV(c)
1.63%, 02/10/24	GBP	200	246,638
1.88%, 12/03/24		100	118,677
4.25%, 10/09/25		100	119,694
Volkswagen International Finance NV(c)
1.25%, 09/23/32	EUR	600	505,127
3.30%, 03/22/33		300	298,500
Wintershall Dea Finance BV(c)
0.84%, 09/25/25		200	200,489
1.33%, 09/25/28		3,000	2,745,897

			12,307,396

New Zealand — 0.1%
Chorus Ltd., 3.63%, 09/07/29		524	556,318

Norway — 0.0%
Aker BP ASA, 1.13%, 05/12/29(c)		121	109,628

Panama — 0.0%
Carnival Corp., 7.63%, 03/01/26(c)		100	105,874

Portugal — 0.0%
EDP - Energias de Portugal SA, (5-year EUR Swap + 1.84%), 1.70%, 07/20/80(a)(c)		100	99,545

Singapore — 0.1%
Continuum Energy Levanter Pte. Ltd., 4.50%, 02/09/27(b)	USD	202	186,977
LLPL Capital Pte. Ltd., 6.88%, 02/04/39(c)		165	148,992
Puma International Financing SA, 5.13%, 10/06/24(b)		251	243,470
United Overseas Bank Ltd., (5-year USD Swap + 1.79%), 3.88%(a)(c)(j)		200	197,156

			776,595

Spain(c) — 0.5%
Amadeus IT Group SA, 2.88%, 05/20/27	EUR	200	210,030
Banco de Sabadell SA 0.88%, 07/22/25		200	202,195

Security		Par (000)	Value

Spain (continued)
Banco de Sabadell SA (continued)
(5-year EUR Swap + 2.20%), 2.00%, 01/17/30(a)	EUR	100	$99,341
Banco Santander SA
3.88%, 01/16/28		700	750,206
0.20%, 02/11/28		1,200	1,095,033
(1-year UK Government Bond + 1.80%), 3.13%, 10/06/26(a)	GBP	200	229,961
Cellnex Finance Co. SA
1.00%, 09/15/27	EUR	100	93,714
2.00%, 02/15/33		100	84,730
Cellnex Telecom SA
1.00%, 04/20/27		100	95,523
Series CLNX, 0.75%, 11/20/31(k)		100	87,028
Food Service Project SA, 5.50%, 01/21/27		100	103,466
International Consolidated Airlines Group SA, 3.75%, 03/25/29		100	95,071
Lorca Telecom Bondco SA, 4.00%, 09/18/27		100	99,435
Telefonica Emisiones SA
5.38%, 02/02/26	GBP	200	246,179
1.45%, 01/22/27	EUR	200	202,231

			3,694,143

Sweden — 0.0%
Swedbank AB, (1-year UK Government Bond + 1.00%), 1.38%, 12/08/27(a)(c)	GBP	100	105,338

Switzerland — 0.4%
Credit Suisse AG/London, 0.25%, 09/01/28(c)	EUR	425	371,333
UBS Group AG
3.75%, 03/26/25	USD	462	442,088
(1-day SOFR + 1.73%), 3.09%, 05/14/32(a)(b)		250	202,231
(1-day SOFR + 3.73%), 4.19%, 04/01/31(a)(b)		250	222,515
(1-day SOFR + 3.92%), 6.54%, 08/12/33(a)(b)		250	256,103
(1-day SOFR + 5.02%), 9.02%, 11/15/33(a)(b)		250	299,660
(1-year CMT + 0.83%), 1.01%, 07/30/24(a)(b)		675	672,190
(1-year EUR Swap + 0.77%), 0.65%, 01/14/28(a)(c)	EUR	300	281,006
(1-year EURIBOR ICE Swap + 0.55%), 0.25%, 01/29/26(a)(c)		305	306,605

			3,053,731

Thailand — 0.0%
Bangkok Bank PCL, (5-year CMT + 1.90%), 3.73%, 09/25/34(a)(c)	USD	200	170,366

United Arab Emirates — 0.0%
Aldar Investment Properties Sukuk Ltd., 4.88%, 05/24/33(c)		200	196,908

United Kingdom — 2.7%
Anglo American Capital PLC
1.63%, 03/11/26(c)	EUR	200	204,146
4.00%, 09/11/27(b)	USD	1,258	1,182,517
4.75%, 09/21/32(c)	EUR	1,244	1,366,087
Avianca Midco 2 PLC, 9.00%, 12/01/28(b)	USD	278	232,544
Barclays PLC
3.00%, 05/08/26(c)	GBP	100	113,335
3.25%, 02/12/27(c)		100	111,244
(1-year CMT + 1.30%), 2.89%, 11/24/32(a)	USD	400	314,788
(1-year CMT + 3.00%), 5.75%, 08/09/33(a)		200	193,429
(1-year CMT + 3.50%), 7.44%, 11/02/33(a)		400	432,756
(1-year EUR Swap + 1.00%), 1.11%, 05/12/32(a)(c)	EUR	1,171	952,461
(1-year EUR Swap + 2.55%), 5.26%, 01/29/34(a)(c)		400	435,531
BAT International Finance PLC, 2.75%, 03/25/25(c)		200	212,073
Bellis Acquisition Co. PLC, 4.50%, 02/16/26(c)	GBP	200	217,221

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
BG Energy Capital PLC, 5.13%, 12/01/25(c)	GBP	200	$247,157
BP Capital Markets BV, 4.32%, 05/12/35(c)	EUR	837	910,708
BP Capital Markets PLC, 2.82%, 04/07/32(c)		282	279,713
British Telecommunications PLC, (5-year UK Government Bond + 3.82%), 8.38%, 12/20/83(a)(c)	GBP	100	124,672
EC Finance PLC, 3.00%, 10/15/26(c)	EUR	100	101,536
Heathrow Finance PLC, 3.88%, 03/01/27(c)(f)	GBP	100	108,266
HSBC Holdings PLC(a)
(1-day SOFR + 1.97%), 6.16%, 03/09/29	USD	873	880,429
(1-day SONIA + 1.31%), 1.75%, 07/24/27	GBP	1,602	1,732,756
(1-year GBP Swap + 1.77%), 3.00%, 05/29/30		424	436,539
(3-mo. EURIBOR + 1.29%), 4.75%, 03/10/28(c)	EUR	1,930	2,104,235
INEOS Finance PLC, 6.63%, 05/15/28(c)		100	107,020
INEOS Quattro Finance 2 PLC, 2.50%, 01/15/26(c)		100	97,494
Informa PLC, 3.13%, 07/05/26(c)	GBP	1,687	1,925,373
ITV PLC, 1.38%, 09/26/26(c)	EUR	757	750,952
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(b)	USD	264	146,362
Lloyds Banking Group PLC, 2.25%, 10/16/24(c)	GBP	200	240,219
NatWest Group PLC(a)(c)
(1-year GBP Swap + 1.49%), 2.88%, 09/19/26		100	115,113
(1-year GBP Swap + 2.01%), 3.13%, 03/28/27		100	113,745
Pinewood Finance Co. Ltd., 3.25%, 09/30/25(c)		100	116,522
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(c)		100	115,976
SCC Power PLC(b)(g)
(4.00% Cash and 4.00% Cash + 4.00% PIK), 8.00%, 12/31/28	USD	428	143,236
(4.00% Cash or 4.00% PIK), 4.00%, 05/17/32		226	20,990
Standard Chartered PLC(a)(c)
(1-year EUR Swap + 0.85%), 0.80%, 11/17/29	EUR	1,400	1,246,489
(1-year EUR Swap + 1.85%), 4.87%, 05/10/31		1,840	1,981,302
Vedanta Resources Ltd., 6.13%, 08/09/24(b)	USD	338	252,922
Virgin Media Secured Finance PLC, 5.00%, 04/15/27(c)	GBP	100	115,008
WPP Finance SA, 4.13%, 05/30/28(c)	EUR	430	468,476

			20,851,342

United States — 22.0%
AbbVie, Inc.
4.25%, 11/14/28	USD	1,479	1,434,574
3.20%, 11/21/29		287	259,527
Allegiant Travel Co., 7.25%, 08/15/27(b)		88	87,675
Altria Group, Inc., 2.20%, 06/15/27	EUR	200	202,407
Amazon.com, Inc.
3.10%, 05/12/51	USD	201	149,918
3.95%, 04/13/52		193	168,215
4.10%, 04/13/62		181	155,833
American Airlines Pass-Through Trust
Series 2015-2, Class AA, 3.60%, 09/22/27		9	8,076
Series 2016-1, Class B, 5.25%, 01/15/24		5	4,560
Series 2016-2, Class B, 4.38%, 06/15/14(b)		41	40,106
Series 2017-1, Class B, 4.95%, 02/15/25		12	11,227
Series 2019-1, Class AA, 3.15%, 02/15/32		71	61,954
Series 2019-1, Class B, 3.85%, 02/15/28		68	57,749
American Express Co., (1-day SOFR + 1.76%), 4.42%, 08/03/33(a)		133	125,499
American Tower Corp.
1.95%, 05/22/26	EUR	200	202,916
3.13%, 01/15/27	USD	632	582,123
0.88%, 05/21/29	EUR	723	641,668
0.95%, 10/05/30		903	771,851

Security		Par (000)	Value

United States (continued)
American Tower Corp. (continued)
1.88%, 10/15/30	USD	162	$127,825
2.70%, 04/15/31		1,348	1,117,799
4.63%, 05/16/31	EUR	293	321,435
2.30%, 09/15/31	USD	347	276,044
4.05%, 03/15/32		616	560,930
5.65%, 03/15/33		248	251,476
5.55%, 07/15/33		762	767,226
AmeriGas Partners LP/AmeriGas Finance Corp., 9.38%, 06/01/28(b)		230	233,593
Amgen, Inc.
5.50%, 12/07/26(c)	GBP	100	123,522
1.65%, 08/15/28	USD	266	227,534
3.00%, 02/22/29		661	596,940
4.05%, 08/18/29		312	295,818
4.00%, 09/13/29(c)	GBP	386	440,707
5.25%, 03/02/30	USD	2,567	2,572,122
Aon Corp./Aon Global Holdings PLC
2.60%, 12/02/31		572	471,055
5.35%, 02/28/33		100	100,728
Apple, Inc.
1.65%, 02/08/31(m)		794	658,155
3.35%, 08/08/32		672	626,679
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28(b)		200	171,794
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.25%, 04/30/25(b)		200	195,619
2.13%, 08/15/26(c)	EUR	100	96,856
Ashton Woods USA LLC/Ashton Woods Finance Co.(b)
4.63%, 08/01/29	USD	50	42,611
4.63%, 04/01/30		130	110,968
Astrazeneca Finance LLC, 2.25%, 05/28/31		146	123,194
AT&T, Inc.
1.70%, 03/25/26		451	411,083
2.90%, 12/04/26	GBP	200	225,943
5.50%, 03/15/27(c)		800	976,093
2.35%, 09/05/29	EUR	678	671,525
4.30%, 02/15/30	USD	325	308,498
3.95%, 04/30/31	EUR	173	187,060
2.55%, 12/01/33	USD	615	483,068
5.40%, 02/15/34		115	115,198
4.30%, 11/18/34	EUR	430	469,873
3.65%, 06/01/51	USD	698	512,416
3.65%, 09/15/59		684	476,214
Baltimore Gas and Electric Co., 5.40%, 06/01/53		525	533,349
Bank of America Corp.
2.38%, 06/19/24(c)	EUR	200	214,627
4.13%, 06/12/28(c)		1,506	1,627,276
(1-day SOFR + 1.22%), 2.30%, 07/21/32(a)	USD	1,455	1,163,661
(1-day SOFR + 1.32%), 2.69%, 04/22/32(a)		278	230,391
(1-day SOFR + 1.33%), 2.97%, 02/04/33(a)		81	67,524
(1-day SOFR + 1.37%), 1.92%, 10/24/31(a)		1,613	1,276,805
(1-day SOFR + 1.58%), 4.38%, 04/27/28(a)		300	287,995
(1-day SOFR + 1.63%), 5.20%, 04/25/29(a)		1,933	1,911,875
(1-day SOFR + 1.83%), 4.57%, 04/27/33(a)		1,374	1,291,895
(1-day SOFR + 2.16%), 5.02%, 07/22/33(a)		1,046	1,023,243
(3-mo. CME Term SOFR + 1.77%), 3.71%, 04/24/28(a)		142	133,090
(3-mo. EURIBOR + 0.94%), 0.65%, 10/26/31(a)(c)	EUR	1,502	1,265,754
(3-mo. EURIBOR + 1.00%), 4.59%, 09/22/26(a)(c)		200	217,581

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Bank of America Corp. (continued)
(3-mo. EURIBOR + 1.20%), 1.78%, 05/04/27(a)(c)	EUR	200	$201,697
(3-mo. EURIBOR + 1.20%), 2.82%, 04/27/33(a)(c)		674	654,126
Series N, (1-day SOFR + 1.22%), 2.65%, 03/11/32(a)	USD	774	641,055
Bausch Health Cos., Inc., 5.50%, 11/01/25(b)		45	39,761
Belden, Inc., 3.88%, 03/15/28(c)	EUR	100	102,164
Booking Holdings, Inc., 4.00%, 11/15/26		200	218,626
Boxer Parent Co., Inc., 6.50%, 10/02/25(c)		200	215,220
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.63%, 01/15/24	USD	813	803,339
3.88%, 01/15/27		700	667,514
Broadcom, Inc.
4.15%, 11/15/30		1,047	963,291
2.45%, 02/15/31(b)		328	266,763
4.15%, 04/15/32(b)		567	513,572
4.30%, 11/15/32		302	277,019
2.60%, 02/15/33(b)		258	201,625
3.42%, 04/15/33(b)		241	201,538
3.47%, 04/15/34(b)		947	776,832
Burlington Northern Santa Fe LLC, 4.45%, 01/15/53		665	608,473
Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.75%, 07/15/28(b)		283	278,401
Cameron LNG LLC, 3.30%, 01/15/35(b)		831	692,725
Catalent Pharma Solutions, Inc., 2.38%, 03/01/28(c)	EUR	100	87,717
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(b)	USD	78	72,604
CenterPoint Energy Houston Electric LLC, 5.30%, 04/01/53		631	644,676
Charter Communications Operating LLC/Charter Communications Operating Capital
4.50%, 02/01/24		1,185	1,174,540
4.91%, 07/23/25		1,868	1,831,848
4.40%, 04/01/33		190	166,774
3.90%, 06/01/52		1,272	832,352
4.40%, 12/01/61		300	202,515
Chemours Co., 4.00%, 05/15/26	EUR	200	201,872
Citigroup, Inc.
1.75%, 10/23/26	GBP	200	218,607
(1-day SOFR + 1.15%), 2.67%, 01/29/31(a)	USD	297	251,408
(1-day SOFR + 1.28%), 3.07%, 02/24/28(a)		557	512,574
(1-day SOFR + 1.42%), 2.98%, 11/05/30(a)		103	89,257
(1-day SOFR + 2.11%), 2.57%, 06/03/31(a)		100	83,432
(1-day SOFR + 2.34%), 6.27%, 11/17/33(a)		342	363,005
(1-day SOFR + 3.91%), 4.41%, 03/31/31(a)		164	154,203
(3-mo. CME Term SOFR + 1.41%), 3.52%, 10/27/28(a)		143	132,811
(3-mo. CME Term SOFR + 1.60%), 3.98%, 03/20/30(a)		458	423,483
Civitas Resources, Inc., 8.38%, 07/01/28(b)		438	442,949
Cleveland-Cliffs, Inc., 6.75%, 04/15/30(b)		438	421,992
Comcast Corp.
2.65%, 02/01/30		1,250	1,093,390
4.25%, 10/15/30		570	548,903
5.50%, 11/15/32		411	427,070
4.25%, 01/15/33		151	143,445
2.89%, 11/01/51		396	265,501
2.94%, 11/01/56		360	234,440
2.99%, 11/01/63		14	8,870
Commonwealth Edison Co., 5.30%, 02/01/53		742	754,074
Coty, Inc., 3.88%, 04/15/26(c)	EUR	200	211,147
Covanta Holding Corp., 4.88%, 12/01/29(b)	USD	69	59,685
Credit Suisse USA, Inc., 7.13%, 07/15/32		773	856,191

Security		Par (000)	Value

United States (continued)
Crown Castle, Inc.
3.65%, 09/01/27	USD	574	$536,497
4.30%, 02/15/29		138	129,747
3.30%, 07/01/30		1,004	886,809
2.50%, 07/15/31		1,548	1,271,705
5.10%, 05/01/33		192	188,675
CSC Holdings LLC, 5.25%, 06/01/24		300	279,013
CSX Corp., 4.10%, 11/15/32		403	381,215
CVS Health Corp.
5.00%, 02/20/26		1,416	1,409,425
1.75%, 08/21/30		161	128,467
Dana, Inc., 4.25%, 09/01/30		38	31,636
Dell International LLC/EMC Corp., 5.30%, 10/01/29		130	129,052
DISH DBS Corp., 5.88%, 11/15/24		166	145,186
Duke Energy Corp., 3.85%, 06/15/34	EUR	500	497,296
Earthstone Energy Holdings LLC(b)
8.00%, 04/15/27	USD	180	173,846
9.88%, 07/15/31		167	165,071
Edison International
4.13%, 03/15/28		495	461,941
6.95%, 11/15/29		637	670,045
Elevance Health, Inc.
5.35%, 10/15/25		1,800	1,796,101
5.13%, 02/15/53		268	259,887
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30(b)		142	140,757
Encore Capital Group, Inc., 4.88%, 10/15/25(c)	EUR	100	101,965
Entergy Louisiana LLC, 2.35%, 06/15/32	USD	1,157	927,480
Equinix, Inc.
3.20%, 11/18/29		147	129,055
2.15%, 07/15/30		269	217,392
2.50%, 05/15/31		553	450,250
3.90%, 04/15/32		468	419,966
EquipmentShare.com, Inc., 9.00%, 05/15/28(b)		612	594,082
Eversource Energy
5.13%, 05/15/33		366	360,693
Series R, 1.65%, 08/15/30		347	275,137
Exelon Corp., Series WI, 2.75%, 03/15/27		6,019	5,507,678
Expedia Group, Inc., 6.25%, 05/01/25(b)		268	268,872
Fidelity National Information Services, Inc., 1.10%, 07/15/24	EUR	110	115,976
FirstEnergy Transmission LLC, 4.55%, 04/01/49(b)	USD	318	265,284
Fiserv, Inc.
4.50%, 05/24/31	EUR	500	547,569
5.60%, 03/02/33	USD	60	61,069
Florida Power & Light Co., 2.88%, 12/04/51		1,309	904,812
Ford Motor Co., 3.25%, 02/12/32		55	43,268
Ford Motor Credit Co. LLC
4.54%, 03/06/25	GBP	100	120,396
6.86%, 06/05/26		108	133,664
6.13%, 05/15/28	EUR	100	111,781
Fortrea Holdings, Inc., 7.50%, 07/01/30(b)	USD	23	23,551
Freed Corp., 10.00%, 12/07/23(e)		593	562,878
Freedom Mortgage Corp.(b)
8.13%, 11/15/24		191	189,225
8.25%, 04/15/25		64	62,401
FreeWire Technologies, Inc., 15.27%, 04/26/25(a)(e)		335	334,172
Full House Resorts, Inc., 8.25%, 02/15/28(b)		67	62,711
General Motors Co., 5.40%, 10/15/29		950	926,300
General Motors Financial Co., Inc.
0.85%, 02/26/26(c)	EUR	200	198,741
5.40%, 04/06/26	USD	282	278,773

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
General Motors Financial Co., Inc. (continued)
2.70%, 08/20/27	USD	151	$133,724
Gilead Sciences, Inc., 2.80%, 10/01/50		1,248	844,153
Global Payments, Inc.
2.15%, 01/15/27		247	219,546
4.95%, 08/15/27		304	296,199
4.45%, 06/01/28		2,488	2,334,382
4.88%, 03/17/31	EUR	1,438	1,559,719
Goldman Sachs Group, Inc.
7.25%, 04/10/28	GBP	100	129,936
4.00%, 09/21/29(c)	EUR	2,489	2,676,534
3.80%, 03/15/30	USD	488	451,282
(1-day SOFR + 0.49%), 0.93%, 10/21/24(a)		288	283,129
(1-day SOFR + 0.73%), 1.76%, 01/24/25(a)		1,007	980,469
(1-day SOFR + 0.80%), 1.43%, 03/09/27(a)		157	140,280
(1-day SOFR + 1.09%), 1.99%, 01/27/32(a)		325	255,848
(1-day SOFR + 1.25%), 2.38%, 07/21/32(a)		206	165,006
(1-day SOFR + 1.26%), 2.65%, 10/21/32(a)		989	806,160
(1-day SOFR + 1.28%), 2.62%, 04/22/32(a)		779	638,873
(1-day SOFR + 1.41%), 3.10%, 02/24/33(a)		1,086	917,402
(1-day SOFR + 1.85%), 3.62%, 03/15/28(a)		371	348,099
(1-year UK Government Bond + 1.95%), 3.63%, 10/29/29(a)(c)	GBP	611	669,083
(3-mo. CME Term SOFR + 1.46%), 3.27%, 09/29/25(a)	USD	175	169,080
GXO Logistics, Inc., 2.65%, 07/15/31		208	161,749
HCA, Inc.
5.38%, 02/01/25		210	208,159
3.50%, 09/01/30		463	405,842
3.63%, 03/15/32(b)		1,614	1,400,966
5.50%, 06/01/33		208	207,647
Home Depot, Inc., 2.95%, 06/15/29		230	209,356
Honeywell International, Inc., 3.75%, 05/17/32	EUR	520	557,006
Intel Corp.
4.15%, 08/05/32	USD	223	211,898
5.20%, 02/10/33		1,084	1,094,274
5.05%, 08/05/62		336	309,305
JPMorgan Chase & Co.
0.63%, 01/25/24(c)	EUR	465	498,341
(1-day SOFR + 1.02%), 2.07%, 06/01/29(a)	USD	58	49,742
(1-day SOFR + 1.07%), 1.95%, 02/04/32(a)		200	159,358
(1-day SOFR + 1.16%), 2.30%, 10/15/25(a)		178	169,618
(1-day SOFR + 1.18%), 2.55%, 11/08/32(a)		450	368,696
(1-day SOFR + 1.26%), 2.96%, 01/25/33(a)		261	219,870
(1-day SOFR + 1.56%), 4.32%, 04/26/28(a)		549	529,914
(1-day SOFR + 1.75%), 4.57%, 06/14/30(a)		1,476	1,418,130
(1-day SOFR + 1.80%), 4.59%, 04/26/33(a)		865	824,598
(1-day SOFR + 1.85%), 5.35%, 06/01/34(a)		73	73,582
(1-day SOFR + 1.89%), 2.18%, 06/01/28(a)		153	135,975
(1-day SOFR + 2.08%), 4.91%, 07/25/33(a)		1,039	1,015,283
(1-day SONIA + 0.68%), 0.99%, 04/28/26(a)(c)	GBP	200	229,779
KLA Corp., 5.25%, 07/15/62	USD	250	253,027
Kraft Heinz Foods Co., 4.13%, 07/01/27(c)	GBP	100	117,339
Lessen, Inc., 13.10%, 01/05/28(a)(b)(e)	USD	738	686,314
Liberty Mutual Group, Inc., (5-year EUR Swap + 3.70%), 3.63%, 05/23/59(a)(c)	EUR	100	103,391
Linde PLC, 3.38%, 06/12/29(c)		700	757,774
Lowe’s Cos., Inc.
2.63%, 04/01/31	USD	150	126,658
4.25%, 04/01/52		367	299,428
5.63%, 04/15/53		264	263,842

Security		Par (000)	Value

United States (continued)
Lowe’s Cos., Inc. (continued)
5.75%, 07/01/53	USD	100	$101,896
Marsh & McLennan Cos., Inc.
2.90%, 12/15/51		68	45,301
5.45%, 03/15/53		297	302,273
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26(b)		367	364,618
McDonald’s Corp., 1.00%, 11/15/23(c)	EUR	100	107,961
MCM Trust, 2.50%, 09/25/31(a)(e)	USD	685	656,781
Medline Borrower LP, 3.88%, 04/01/29(b)		474	411,936
Moody’s Corp.
3.75%, 02/25/52		456	361,633
3.10%, 11/29/61		169	110,851
Morgan Stanley(a)
5.25%, 04/21/34		341	336,720
(1-day SOFR + 1.00%), 2.48%, 01/21/28		1,200	1,082,921
(1-day SOFR + 1.02%), 1.93%, 04/28/32		314	245,118
(1-day SOFR + 1.03%), 1.79%, 02/13/32		476	369,232
(1-day SOFR + 1.14%), 2.70%, 01/22/31		281	238,989
(1-day SOFR + 1.20%), 2.51%, 10/20/32		460	371,550
(1-day SOFR + 1.29%), 2.94%, 01/21/33		731	607,627
(1-day SOFR + 1.59%), 5.16%, 04/20/29		279	275,592
(1-day SOFR + 1.61%), 4.21%, 04/20/28		585	561,978
(1-day SOFR + 2.08%), 4.89%, 07/20/33		1,839	1,769,944
(1-day SOFR + 2.56%), 6.34%, 10/18/33		333	354,246
(1-day SOFR + 3.12%), 3.62%, 04/01/31		329	296,459
(3-mo. CME Term SOFR + 1.89%), 4.43%, 01/23/30		134	127,492
(3-mo. EURIBOR + 0.72%), 0.50%, 02/07/31	EUR	1,661	1,405,219
(3-mo. EURIBOR + 1.30%), 4.66%, 03/02/29		1,142	1,251,876
Motorola Solutions, Inc., 2.75%, 05/24/31	USD	221	181,056
Nasdaq, Inc.
4.50%, 02/15/32	EUR	890	982,191
5.55%, 02/15/34	USD	115	115,452
6.10%, 06/28/63		160	163,608
National Grid North America, Inc., 0.41%, 01/20/26(c)	EUR	200	198,767
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27	USD	34	31,630
5.50%, 08/15/28		154	134,896
5.13%, 12/15/30		135	109,512
5.75%, 11/15/31		64	52,572
New York Life Global Funding, 4.35%, 09/16/25(c)	GBP	150	181,801
Newmont Corp., 2.60%, 07/15/32	USD	154	125,827
NextEra Energy Capital Holdings, Inc.
1.90%, 06/15/28		648	555,331
2.25%, 06/01/30		110	91,489
Nine Energy Service, Inc., 13.00%, 02/01/28		100	87,822
Norfolk Southern Corp.
2.55%, 11/01/29		300	258,564
3.00%, 03/15/32		122	104,995
4.45%, 03/01/33		379	362,646
Northern Oil and Gas, Inc., 8.75%, 06/15/31(b)		120	117,900
NRG Energy, Inc.(b)
3.75%, 06/15/24		20	19,327
2.45%, 12/02/27		105	88,484
4.45%, 06/15/29		40	35,354
NVIDIA Corp., 2.00%, 06/15/31		247	206,866
Olympus Water U.S. Holding Corp.
9.63%, 11/15/28(c)	EUR	100	104,755
9.75%, 11/15/28(b)	USD	666	649,550
Oncor Electric Delivery Co. LLC
3.70%, 11/15/28		2,144	2,024,494

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Oncor Electric Delivery Co. LLC (continued)
4.15%, 06/01/32	USD	663	$629,416
4.55%, 09/15/32		501	486,181
ONE Gas, Inc., 2.00%, 05/15/30		35	28,976
Oracle Corp.
3.40%, 07/08/24		1,004	978,831
2.50%, 04/01/25		517	490,704
3.13%, 07/10/25	EUR	200	214,251
2.30%, 03/25/28	USD	200	176,492
4.50%, 05/06/28		700	681,067
6.15%, 11/09/29		523	544,740
2.95%, 04/01/30		729	636,319
2.88%, 03/25/31		2,806	2,395,517
6.25%, 11/09/32		748	793,996
5.55%, 02/06/53		50	48,417
4.10%, 03/25/61		49	36,157
Organon & Co./Organon Foreign Debt Co-Issuer BV, 2.88%, 04/30/28(c)	EUR	100	94,644
Otis Worldwide Corp., 2.57%, 02/15/30	USD	192	165,530
Pacific Gas and Electric Co.
6.10%, 01/15/29		3,860	3,797,903
4.55%, 07/01/30		191	172,860
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29(b)		222	191,320
PECO Energy Co.
2.85%, 09/15/51		343	225,991
4.38%, 08/15/52		290	256,102
Permian Resources Operating LLC(b)
7.75%, 02/15/26		35	35,149
5.88%, 07/01/29		62	58,405
Pfizer Investment Enterprises Pte. Ltd.
5.30%, 05/19/53		245	254,722
5.34%, 05/19/63		1,106	1,119,215
Pilgrim’s Pride Corp., 6.25%, 07/01/33		219	212,122
Procter & Gamble Co., 3.25%, 08/02/26	EUR	696	750,590
Prologis LP, 5.13%, 01/15/34	USD	346	343,530
Public Service Electric and Gas Co.
3.70%, 05/01/28		537	510,843
3.10%, 03/15/32		232	202,753
QUALCOMM, Inc.
2.15%, 05/20/30		552	474,576
4.50%, 05/20/52		309	281,092
Raytheon Technologies Corp., 2.15%, 05/18/30	EUR	2,288	2,213,549
Republic Services, Inc., 2.38%, 03/15/33	USD	205	166,750
Ryder System, Inc.
5.65%, 03/01/28		250	250,104
5.25%, 06/01/28		345	340,639
S&P Global, Inc.
2.30%, 08/15/60		121	70,079
3.90%, 03/01/62		19	15,700
Salesforce, Inc., 1.95%, 07/15/31		226	186,491
Sasol Financing USA LLC
5.88%, 03/27/24		278	273,566
8.75%, 05/03/29(b)		200	195,000
Service Properties Trust
4.35%, 10/01/24		46	44,262
4.50%, 03/15/25		46	43,453
Sitio Royalties Corp., 11.74%, 09/21/26(a)(e)		958	949,269
Sonder Holdings, Inc., (13.99% PIK), 13.99%, 01/19/27(e)(g)		840	735,409
Southern California Edison Co., 5.95%, 11/01/32		1,814	1,898,711

Security		Par (000)	Value

United States (continued)
Southern Co., (5-year EUR Swap + 2.11%), 1.88%, 09/15/81(a)	EUR	1,000	$852,103
Southern Power Co., 1.85%, 06/20/26		200	204,434
Sprint Capital Corp., 8.75%, 03/15/32	USD	529	639,353
Stem, Inc., 0.50%, 12/01/28(b)(k)		27	15,504
Sunoco LP/Sunoco Finance Corp., 4.50%, 04/30/30		167	145,999
Tap Rock Resources LLC, 7.00%, 10/01/26(b)		74	76,220
TEGNA, Inc., 5.00%, 09/15/29		94	81,098
Tenet Healthcare Corp., 4.38%, 01/15/30		210	189,503
Texas Capital Bank NA, (3-mo. LIBOR US + 4.50%), 10.04%, 09/30/24(a)(b)		727	686,029
Texas Instruments, Inc., 4.90%, 03/14/33		70	71,721
Thermo Fisher Scientific, Inc., 1.75%, 10/15/28		247	212,835
T-Mobile U.S., Inc.
3.38%, 04/15/29		343	309,745
3.88%, 04/15/30(m)		1,265	1,165,405
5.05%, 07/15/33		1,028	1,009,392
Transcontinental Gas Pipe Line Co. LLC, 4.60%, 03/15/48		9	7,650
Union Pacific Corp.
3.84%, 03/20/60		108	85,909
5.15%, 01/20/63		468	467,266
3.85%, 02/14/72		121	93,013
United Airlines Pass-Through Trust
Series 16-2, Class B, 3.65%, 04/07/27		3	2,942
Series 2015-1, Class AA, 3.45%, 06/01/29		1	606
Series 2016-2, Class AA, 2.88%, 04/07/30		6	4,997
Series 2019-2, Class AA, 2.70%, 11/01/33		65	54,677
Series 2019-2, Class B, 3.50%, 11/01/29		42	37,670
UnitedHealth Group, Inc.
5.25%, 02/15/28		1,700	1,733,193
2.88%, 08/15/29		320	287,565
5.30%, 02/15/30		353	361,651
6.05%, 02/15/63		245	277,040
Venture Global LNG, Inc., 8.13%, 06/01/28(b)		756	767,820
Verizon Communications, Inc.
1.45%, 03/20/26		2,508	2,274,114
1.13%, 11/03/28	GBP	100	98,556
1.50%, 09/18/30	USD	864	682,820
2.36%, 03/15/32		722	580,693
5.05%, 05/09/33		403	398,515
4.50%, 08/10/33		711	670,937
4.40%, 11/01/34		445	410,723
2.88%, 11/20/50		121	78,830
3.55%, 03/22/51		105	78,325
2.99%, 10/30/56		124	78,760
VICI Properties LP
5.13%, 05/15/32		250	233,911
5.63%, 05/15/52		91	81,063
VMware, Inc., 2.20%, 08/15/31		323	253,813
Walt Disney Co.
2.00%, 09/01/29		384	326,914
3.80%, 03/22/30		201	189,950
Wells Fargo & Co.
0.50%, 04/26/24(c)	EUR	145	153,456
1.63%, 06/02/25(c)		934	965,531
2.00%, 04/27/26(c)		135	137,670
5.39%, 04/24/34(a)	USD	519	515,686
(1-day SOFR + 2.10%), 4.90%, 07/25/33(a)		457	438,360
Williams Cos., Inc.
2.60%, 03/15/31		1,138	943,134

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Williams Cos., Inc. (continued)
4.65%, 08/15/32	USD	716	$678,061
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/25(b)		46	45,256
XHR LP, 4.88%, 06/01/29(b)		34	29,155

			167,356,966

Total Corporate Bonds — 33.1% (Cost: $259,169,437)			252,435,923

Floating Rate Loan Interests(a)

Canada — 0.0%
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.38%, 12/22/26		72	70,556

Mexico — 0.0%
Credo Technology Group Holding Ltd., Term Loan B, (Defaulted), 0.00%, 02/17/24(d)(e)(h)		59	7,735

United States — 0.6%
American Auto Auction Group, LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.24%, 12/30/27(e)		66	61,651
American Rock Salt Co. LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.22%, 06/09/28		52	48,808
Apex Tool Group LLC, 2022 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.47%, 02/08/29		280	258,466
Aruba Investments Holdings LLC, 2020 USD Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.20%, 11/24/27		108	104,112
Bally’s Corp., 2021 Term Loan B, (1-mo. LIBOR US at 0.50% Floor + 3.25%), 8.40%, 10/02/28		319	311,487
Conair Holdings LLC, Term Loan B, (3-mo. LIBOR US at 0.50% Floor + 3.75%), 9.29%, 05/17/28		48	45,382
ConnectWise LLC, 2021 Term Loan B, (1-mo. LIBOR US at 0.50% Floor + 3.50%), 8.69%, 09/29/28		110	107,218
Digital Room Holdings, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.45%, 12/21/28		135	121,082
DirecTV Financing LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.22%, 08/02/27		193	188,533
DS Parent, Inc., Term Loan, (6-mo. CME Term SOFR at 0.75% Floor + 5.75%), 11.34%, 12/10/28		205	199,189
EIS Buyer, Inc., Revolver, 07/10/28(e)(n)		53	52,316
EIS Group, Inc., Term Loan, (3-mo. CME Term SOFR + 7.00%), 12.07%, 05/01/28(e)		532	523,160
Emerald Electronics Manufacturing Services, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.66%, 12/29/27(e)		158	150,979
Flexsys Holdings, Inc., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.25%), 10.75%, 11/01/28		101	90,988
Green Plains Operating Co. LLC, Term Loan, (3-mo. LIBOR US + 8.00%), 10.51%, 07/20/26(e)		540	543,402
Hydrofarm Holdings LLC, 2021 Term Loan, (1-mo. LIBOR US at -4.50% Floor + 5.50%), 10.72%, 09/27/28(e)		99	80,770

Security		Par (000)	Value

United States (continued)
Jack Ohio Finance LLC, Term Loan, (1-mo. LIBOR US at 0.75% Floor + 4.75%), 9.97%, 10/04/28	USD	80	$76,697
Maverick Gaming LLC, Term Loan B, (3-mo. LIBOR US at 1.00% Floor + 7.50%), 12.98%, 09/03/26		122	93,159
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.36%, 11/01/29		74	65,398
Medline Borrower LP, USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.47%, 10/23/28		510	503,339
Naked Juice LLC, 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.34%, 01/24/30		20	15,751
Profrac Services LLC, 2022 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.25%), 12.78%, 03/04/25		215	215,205
Vaca Morada Partners LP, Revolver, (3-mo. LIBOR US + 2.75%), 18.58%, 03/25/24(e)		666	664,336
Vaco Holdings LLC, 2022 Term Loan, (3-mo. CME Term SOFR + 5.00%), 10.59%, 01/21/29		160	145,309

			4,666,737

Total Floating Rate Loan Interests — 0.6% (Cost: $4,931,291)			4,745,028

Foreign Agency Obligations

Angola — 0.0%
Angolan Government International Bond, 8.75%, 04/14/32(b)		271	227,895

Australia(c) — 0.0%
Australia Government Bond
3.75%, 04/21/37		80	50,968
Series 136, 4.75%, 04/21/27		220	150,414
Series 137, 2.75%, 04/21/24		130	85,500
Series 149, 2.25%, 05/21/28		90	55,435

			342,317

Austria(b)(c) — 0.1%
Republic of Austria Government Bond
0.75%, 02/20/28		556	548,160
1.50%, 02/20/47		222	178,123

			726,283

Belgium(b)(c) — 0.2%
Kingdom of Belgium Government Bond
Series 78, 1.60%, 06/22/47		351	273,788
Series 85, 0.80%, 06/22/28		855	844,064

			1,117,852

Benin — 0.0%
Benin Government International Bond, 4.88%, 01/19/32(c)		139	114,795

Brazil — 1.4%
Brazil Notas do Tesouro Nacional
10.00%, 01/01/25		10,466	2,159,187
Series F, 10.00%, 01/01/31		26,000	5,259,909
Brazilian Government International Bond, 3.75%, 09/12/31		3,900	3,356,379

			10,775,475

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Canada — 0.3%
Canadian Government Bond
5.75%, 06/01/33	170	$154,765
5.00%, 06/01/37	90	81,105
4.00%, 06/01/41	280	233,439
3.50%, 12/01/45	140	111,056
2.75%, 12/01/48	210	147,954
2.00%, 12/01/51	2,650	1,582,599

		2,310,918

China — 4.5%
China Development Bank, Series 1903, 3.30%, 02/01/24	1,400	193,624
China Government Bond
2.68%, 05/21/30	12,080	1,664,421
3.02%, 05/27/31	105,780	14,920,186
2.88%, 02/25/33	30,000	4,187,641
Series 1827, 3.25%, 11/22/28	100	14,325
Series 1904, 3.19%, 04/11/24	1,400	194,500
Series 1906, 3.29%, 05/23/29	80,600	11,569,082
Series 1913, 2.94%, 10/17/24	8,500	1,182,896

		33,926,675

Colombia — 0.3%
Colombia Government International Bond
3.88%, 04/25/27	200	181,054
8.00%, 04/20/33	200	203,350
4.13%, 05/15/51	200	119,466
Colombian TES
7.50%, 08/26/26	3,923,000	881,131
5.75%, 11/03/27	3,058,000	630,316
Series B, 7.25%, 10/18/34	1,336,000	257,339

		2,272,656

Czech Republic — 0.6%
Czech Republic Government Bond
0.95%, 05/15/30(c)	3,420	125,017
5.00%, 09/30/30	89,070	4,226,130
4.20%, 12/04/36(c)	3,280	146,990

		4,498,137

Denmark — 0.0%
Denmark Government Bond
1.50%, 11/15/23	200	29,067
1.75%, 11/15/25	500	70,806
4.50%, 11/15/39	450	81,225

		181,098

Dominican Republic — 0.1%
Dominican Republic International Bond
6.88%, 01/29/26(c)	100	100,678
4.88%, 09/23/32(c)	150	127,652
4.88%, 09/23/32(b)	150	127,651

		355,981

Egypt(c) — 0.0%
Egypt Government International Bond
7.63%, 05/29/32	300	173,832
7.50%, 02/16/61	200	99,694

		273,526

Security	Par (000)	Value

France(c) — 0.3%
French Republic Government Bond OAT
2.50%, 05/25/30	40	$42,784
1.50%, 05/25/31	190	188,266
5.75%, 10/25/32	100	134,097
1.50%, 05/25/50(b)	2,536	1,921,279

		2,286,426

Gabon — 0.0%
Gabon Government International Bond, 7.00%, 11/24/31(c)	200	158,638

Germany — 0.2%
Bundesrepublik Deutschland Bundesanleihe, 1.70%, 08/15/32(c)	1,530	1,578,744

Ghana — 0.0%
Ghana Government International Bond, 7.63%, 05/16/29(c)(d)(h)	381	161,624

Greece(b)(c) — 0.2%
Hellenic Republic Government Bond
2.00%, 04/22/27	92	95,036
1.50%, 06/18/30	1,740	1,648,498

		1,743,534

Guatemala(b) — 0.1%
Guatemala Government Bond
5.25%, 08/10/29	101	96,043
6.60%, 06/13/36	437	439,840

		535,883

Hungary — 0.0%
Hungary Government International Bond
5.38%, 03/25/24	16	15,936
5.50%, 06/16/34(c)	208	201,525

		217,461

Indonesia — 0.8%
Indonesia Government International Bond, 6.75%, 01/15/44(c)	200	234,360
Indonesia Treasury Bond
6.38%, 08/15/28	4,981,000	338,379
9.00%, 03/15/29	2,354,000	178,836
8.25%, 05/15/29	3,605,000	264,619
6.38%, 04/15/32	10,978,000	734,796
7.00%, 02/15/33	10,023,000	703,967
8.25%, 05/15/36	22,408,000	1,719,734
7.50%, 05/15/38	5,930,000	426,976
7.13%, 06/15/38	24,156,000	1,711,100

		6,312,767

Italy(c) — 0.6%
Italy Buoni Poliennali Del Tesoro
2.65%, 12/01/27	3,060	3,195,914
Series 30Y, 3.85%, 09/01/49(b)	700	712,516
Series 31Y, 4.75%, 09/01/44(b)	232	268,250

		4,176,680

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ivory Coast(c) — 0.0%
Ivory Coast Government International Bond
5.88%, 10/17/31	100	$91,085
4.88%, 01/30/32	127	107,727

		198,812

Japan — 2.3%
Japan Government Forty Year Bond, 1.00%, 03/20/62	800,000	4,935,556
Japan Government Thirty Year Bond, Series 64, 0.40%, 09/20/49	2,274,950	12,928,880

		17,864,436

Jordan — 0.0%
Jordan Government International Bond, 5.85%, 07/07/30(c)	200	182,496

Mexico — 3.7%
Mexican Bonos
Series M, 7.75%, 05/29/31	137,472	7,595,004
Series M 20, 10.00%, 12/05/24	77,500	4,491,419
Series M 30, 8.50%, 11/18/38	19,059	1,084,238
Series M20, 7.50%, 06/03/27	90,900	5,043,537
Mexico Bonos
7.50%, 05/26/33	45,000	2,423,393
Series M-20, 8.50%, 05/31/29	72,875	4,212,292
Mexico Cetes(l)
0.00%, 11/28/24	483,400	2,445,454
0.00%, 01/23/25	161,950	805,965
Mexico Government International Bond
2.66%, 05/24/31	200	165,950
6.34%, 05/04/53	200	203,600

		28,470,852

Morocco — 0.1%
Morocco Government International Bond, 6.50%, 09/08/33(b)	349	358,821

Netherlands — 0.1%
Netherlands Government Bond, 2.75%, 01/15/47(b)(c)	311	345,181

New Zealand — 0.0%
New Zealand Government Bond, Series 0425, 2.75%, 04/15/25(c)	100	58,768

Nigeria — 0.0%
Nigeria Government International Bond, 7.88%, 02/16/32(c)	231	193,095

Panama — 0.1%
Panama Government International Bond
6.40%, 02/14/35	460	478,441
6.85%, 03/28/54	200	207,680

		686,121

Peru — 0.0%
Peruvian Government International Bond, 1.86%, 12/01/32	87	66,811

Poland — 0.1%
Bank Gospodarstwa Krajowego, 5.38%, 05/22/33(b)	333	329,670
Republic of Poland Government International Bond, 4.88%, 10/04/33	15	14,691

		344,361

Security	Par (000)	Value

Romania — 0.0%
Romanian Government International Bond
5.25%, 11/25/27(b)	30	$29,251
2.13%, 03/07/28(c)	206	194,702
2.88%, 03/11/29(c)	32	30,300
2.50%, 02/08/30(c)	33	29,613
2.12%, 07/16/31(c)	40	32,964

		316,830

Russia — 0.0%
Russian Federal Bond - OFZ, Series 6233, 6.10%, 07/18/35(d)(h)	27,309	102,218

Saudi Arabia(c) — 0.1%
Saudi Government International Bond
4.50%, 04/17/30	200	196,150
3.45%, 02/02/61	303	212,621

		408,771

Senegal — 0.0%
Senegal Government International Bond, 4.75%, 03/13/28(c)	100	93,881

South Africa — 0.6%
Republic of South Africa Government Bond
9.00%, 01/31/40	45,898	1,872,620
Series 2030, 8.00%, 01/31/30	51,315	2,408,592
Republic of South Africa Government International Bond, 5.00%, 10/12/46	200	132,658

		4,413,870

Spain(b)(c) — 3.1%
Spain Government Bond
0.80%, 07/30/29	690	652,154
1.25%, 10/31/30	431	409,354
2.55%, 10/31/32	10,184	10,410,367
3.15%, 04/30/33	9,248	9,887,978
3.90%, 07/30/39	462	514,794
2.90%, 10/31/46	866	816,621
3.45%, 07/30/66	688	679,650

		23,370,918

Sri Lanka — 0.0%
Sri Lanka Government International Bond, 6.85%, 03/14/24(c)(d)(h)	200	87,568

Supranational(c) — 0.0%
European Union
2.63%, 02/04/48	64	63,057
Series NGEU, 3.00%, 03/04/53	98	101,108

		164,165

Sweden(c) — 0.0%
Sweden Government Bond
Series 1053, 3.50%, 03/30/39	250	25,715
Series 1059, 1.00%, 11/12/26	960	83,197

		108,912

Ukraine — 0.1%
Ukraine Government International Bond
7.75%, 09/01/28(c)	100	23,816
7.75%, 09/01/29(c)	319	75,750
4.38%, 01/27/32(c)	212	49,297
7.38%, 09/25/34(c)	591	136,521
7.38%, 09/25/34(b)(d)(h)	200	46,200

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ukraine (continued)
Ukraine Government International Bond (continued)
7.25%, 03/15/35(b)(d)(h)	216	$49,414
7.25%, 03/15/35(c)	200	45,754
7.75%, 08/01/41(a)(c)	277	110,385

		537,137

United Kingdom(c) — 0.9%
United Kingdom Gilt
0.75%, 07/22/23	1,826	2,313,474
1.75%, 09/07/37	60	54,459
4.75%, 12/07/38	30	39,163
3.25%, 01/22/44	165	174,262
3.50%, 01/22/45	700	764,717
1.50%, 07/22/47	1,040	746,516
3.75%, 07/22/52	1,000	1,132,928
0.50%, 10/22/61	3,748	1,507,588

		6,733,107

Uruguay — 0.0%
Uruguay Government International Bond, 5.75%, 10/28/34	21	22,717

Total Foreign Agency Obligations — 20.9% (Cost: $171,566,991)		159,425,213

	Shares

Investment Companies

United States — 2.0%
Industrial Select Sector SPDR Fund	1,485	159,370
iShares 0-5 Year TIPS Bond ETF(o)	7,050	688,080
iShares Biotechnology ETF(o)	493	62,591
iShares iBoxx $ High Yield Corporate Bond ETF(o)	50,650	3,802,296
iShares iBoxx $ Investment Grade Corporate Bond ETF(o)	38,866	4,202,969
iShares JP Morgan USD Emerging Markets Bond ETF(m)(o)	41,236	3,568,563
iShares Latin America 40 ETF(o)	9,782	265,777
iShares MSCI Brazil ETF(o)	9,033	292,940
iShares MSCI Emerging Markets ETF(o)	13,148	520,135
iShares Russell 2000 ETF(o)	476	89,141
iShares Russell Mid-Cap Growth ETF(o)	2,067	199,734
VanEck J. P. Morgan EM Local Currency Bond ETF	43,378	1,108,742
VanEck Semiconductor ETF(d)	1,256	191,226

Total Investment Companies — 2.0% (Cost: $15,140,960)		15,151,564

Security		Par (000)	Value

Municipal Bonds

California — 0.2%
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(b)	USD	180	$180,002
University of California, Refunding RB, Series BE, 4.00%, 05/15/50		1,000	1,005,763

			1,185,765

Georgia — 0.0%
State of Georgia, GO
Series A, 4.00%, 07/01/40		145	149,850
Series A, 4.00%, 07/01/41		145	149,189

			299,039

Louisiana — 0.0%
Louisiana Public Facilities Authority, Refunding RB, Series A, 3.00%, 05/15/47		155	111,124

Massachusetts — 0.2%
Commonwealth of Massachusetts, GO, Series C, 5.00%, 05/01/49		1,000	1,061,930

New Jersey — 0.0%
New Jersey Health Care Facilities Financing Authority, RB, 3.00%, 07/01/51		95	70,391

North Carolina — 0.0%
City of Charlotte North Carolina Airport Revenue, Refunding ARB, Series A, 3.00%, 07/01/46		230	184,630

Puerto Rico(a) — 0.2%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43		166	83,802
0.00%, 11/01/51		1,842	767,253
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		780	272,960

			1,124,015

Texas — 0.2%
Eagle Mountain & Saginaw Independent School District, GO, (PSF), 4.00%, 08/15/52		295	283,665
Katy Independent School District, GO, (PSF), 4.00%, 02/15/47		1,410	1,383,365
Lyford Consolidated Independent School District, GO, (PSF), 4.00%, 08/15/47		155	149,333

			1,816,363

Wisconsin — 0.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 11/15/35		125	130,500

Total Municipal Bonds — 0.8% (Cost: $6,163,502)			5,983,757

Non-Agency Mortgage-Backed Securities

Ireland — 0.1%
Last Mile Securities PE, Series 2021-1X, Class A1, (3-mo. EURIBOR + 0.90%), 4.26%, 08/17/31(a)(c)	EUR	300	315,033

Netherlands — 0.0%
Domi BV, Series 2021-1, Class A, (3-mo. EURIBOR + 0.63%), 4.16%, 06/15/53(a)(c)		134	145,418

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom(a)(c) — 0.1%
Agora Securities U.K. DAC, Series 2021-1X, Class A, (1-day SONIA + 1.20%), 5.12%, 07/22/31	GBP	300	$368,444
Canada Square Funding PLC, Series 2021-2, Class B, (1-day SONIA + 1.20%), 6.10%, 06/17/58		112	139,178
Finsbury Square, Series 2021-1GRX, Class AGRN, (1-day SONIA + 0.65%), 5.54%, 12/16/67		200	251,583
London Wall Mortgage Capital PLC, Series 2021-FL1, Class A, (1-day SONIA + 0.75%), 5.45%, 05/15/51		104	131,361
Mortimer BTL PLC, Series 2021-1, Class B, (1-day SONIA + 1.10%), 6.01%, 06/23/53		100	123,409

			1,013,975

United States — 4.2%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 06/05/37(a)(b)	USD	250	172,747
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, (1-mo. LIBOR US + 2.12%), 7.30%, 09/15/34(a)(b)		320	273,789
Arbor Multifamily Mortgage Securities Trust(b)
Series 2020-MF1, Class E, 1.75%, 05/15/53		1,326	690,527
Series 2020-MF1, Class XA, 1.08%, 05/15/53(a)		14,863	706,678
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class D, (1-mo. LIBOR US + 2.20%), 7.39%, 12/15/36(a)(b)		200	180,838
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class DL, (1-mo. LIBOR US + 2.00%), 7.19%, 11/15/32(a)(b)		150	132,869
Bank, Series 2021-BN35, Class A5, 2.29%, 06/15/64		27	21,678
BBCMS Mortgage Trust, Series 2017-C1, Class AS, 3.90%, 02/15/50		1,200	1,088,882
Benchmark Mortgage Trust
Series 2020-B21, Class XA, 1.56%, 12/17/53(a)		5,020	368,776
Series 2021-B25, Class A5, 2.58%, 04/15/54		200	158,857
BHMS Mortgage Trust, Series 2018-ATLS, Class A, (1-mo. LIBOR US + 1.25%), 6.44%, 07/15/35(a)(b)		170	165,736
BX Commercial Mortgage Trust(a)(b)
Series 2019-XL, Class F, (1-mo. Term SOFR + 2.11%), 7.26%, 10/15/36		850	836,047
Series 2019-XL, Class G, (1-mo. Term SOFR + 2.41%), 7.56%, 10/15/36		935	917,291
Series 2019-XL, Class J, (1-mo. Term SOFR + 2.76%), 7.91%, 10/15/36		510	492,663
Series 2021-MFM1, Class G, (1-mo. Term SOFR + 4.01%), 9.16%, 01/15/34		687	644,628
BX Trust(a)(b)
Series 2021-LBA, Class GJV, (1-mo. Term SOFR + 3.11%), 8.26%, 02/15/36		134	122,399
Series 2021-LBA, Class GV, (1-mo. Term SOFR + 3.11%), 8.26%, 02/15/36		900	823,625
Series 2021-MFM1, Class F, (1-mo. Term SOFR + 3.11%), 8.26%, 01/15/34		353	336,379
BXP Trust(a)(b)
Series 2017-CC, Class D, 3.67%, 08/13/37		110	79,739
Series 2017-CC, Class E, 3.67%, 08/13/37		220	146,285
Citigroup Commercial Mortgage Trust
Series 2015-P1, Class A5, 3.72%, 09/15/48		375	355,979
Series 2016-C2, Class B, 3.18%, 08/10/49		750	648,433
Series 2016-GC36, Class A5, 3.62%, 02/10/49		375	349,917
Series 2019-PRM, Class C, 3.90%, 05/10/36(b)		1,000	988,164
Series 2020-420K, Class D, 3.42%, 11/10/42(a)(b)		360	262,418

Security		Par (000)	Value

United States (continued)
Citigroup Commercial Mortgage Trust (continued)
Series 2020-420K, Class X, 0.91%, 11/10/42(a)(b)	USD	20,000	$976,740
Cold Storage Trust, Series 2020-ICE5, Class F, (1-mo. LIBOR US + 3.49%), 8.69%, 11/15/37(a)(b)		983	958,765
Commercial Mortgage Trust
Series 2014-CR21, Class A3, 3.53%, 12/10/47		317	303,602
Series 2015-LC19, Class A4, 3.18%, 02/10/48		500	475,961
Series 2016-DC2, Class B, 4.81%, 02/10/49(a)		100	89,847
Series 2016-DC2, Class C, 4.81%, 02/10/49(a)		100	88,283
Series 2019-GC44, Class 180B, 3.51%, 08/15/57(a)(b)		1,000	873,928
Credit Suisse Mortgage Capital Certificates Trust(a)(b)
Series 2019-ICE4, Class C, (1-mo. LIBOR US + 1.43%), 6.62%, 05/15/36		100	98,676
Series 2019-ICE4, Class E, (1-mo. LIBOR US + 2.15%), 7.34%, 05/15/36		698	683,469
CSAIL Commercial Mortgage Trust, Series 2018-CX12, Class C, 4.88%, 08/15/51(a)		750	599,074
DBGS Mortgage Trust, Series 2018-BIOD, Class D, (1-mo. LIBOR US + 1.55%), 6.74%, 05/15/35(a)(b)		91	89,306
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49		375	341,051
DBUBS Mortgage Trust, Series 2017-BRBK, Class E, 3.65%, 10/10/34(a)(b)		300	229,316
Freddie Mac Multifamily Structured Pass Through Certificates, Series K121, Class X1, 1.12%, 10/25/30(a)		4,051	229,351
GCT Commercial Mortgage Trust, Series 2021-GCT D, Class D, (1-mo. LIBOR US + 2.35%), 7.54%, 02/15/38(a)(b)		340	204,270
GS Mortgage Securities Corp. Trust, Series 2021- ROSS, Class A, (1-mo. LIBOR US + 1.15%), 6.34%, 05/15/26(a)(b)		100	89,682
GS Mortgage Securities Trust(a)
Series 2015-GC34, Class B, 4.47%, 10/10/48		1,100	997,359
Series 2020-GSA2, Class XA, 1.84%, 12/12/53(b)		3,611	316,548
Independence Plaza Trust, Series 2018-INDP, Class B, 3.91%, 07/10/35(b)		1,000	924,908
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-C16, Class B, 5.12%, 12/15/46(a)		1,000	988,187
Series 2018-AON, Class A, 4.13%, 07/05/31(b)		1,200	1,089,960
JPMDB Commercial Mortgage Securities Trust
Series 2017-C5, Class A5, 3.69%, 03/15/50		1,200	1,106,138
Series 2017-C7, Class A5, 3.41%, 10/15/50		1,113	1,010,199
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class F, (1-mo. Term SOFR + 2.16%), 7.31%, 12/15/37(a)(b)		682	651,635
MAD Mortgage Trust(a)(b)
Series 2017-330M, Class D, 4.11%, 08/15/34		110	86,233
Series 2017-330M, Class E, 4.17%, 08/15/34		130	98,012
MCM Trust, 3.00%, 08/25/28(e)		465	299,533
MED Trust, Series 2021-MDLN, Class G, (1-mo. LIBOR US + 5.25%), 10.44%, 11/15/38(a)(b)		636	595,400
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C16, Class A5, 3.89%, 06/15/47		375	365,961
Series 2015-C25, Class A5, 3.64%, 10/15/48		400	377,623
Morgan Stanley Capital I Trust
Series 2017-H1, Class C, 4.28%, 06/15/50(a)		340	267,764

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Morgan Stanley Capital I Trust (continued)
Series 2018-MP, Class A, 4.42%, 07/11/40(a)(b)	USD	1,000	$815,022
Series 2019-L2, Class A4, 4.07%, 03/15/52		589	541,448
Natixis Commercial Mortgage Securities Trust, Series 2018-SOX, Class E, 4.93%, 06/17/38(a)(b)		382	327,448
Olympic Tower Mortgage Trust(a)(b)
Series 2017-OT, Class D, 4.08%, 05/10/39		130	80,275
Series 2017-OT, Class E, 4.08%, 05/10/39		160	92,727
One New York Plaza Trust, Series 2020-1NYP, Class D, (1-mo. LIBOR US + 2.75%), 7.94%, 01/15/36(a)(b)		270	207,391
TVC DSCR(e)
0.00%, 02/01/51		314	273,921
2.38%, 02/01/51		1,257	1,169,922
Velocity Commercial Capital Loan Trust, Series 2020-1, Class M3, 3.19%, 02/25/50(a)(b)		69	55,476
Wells Fargo Commercial Mortgage Trust(a)
Series 2016-NXS5, Class B, 5.11%, 01/15/59		1,400	1,253,929
Series 2019-C50, Class XA, 1.58%, 05/15/52		12,781	722,107
Series 2021-C59, Class XA, 1.66%, 04/15/54		995	80,832

			32,092,623

Total Non-Agency Mortgage-Backed Securities — 4.4% (Cost: $38,098,570)			33,567,049

Preferred Securities

Capital Trusts — 0.2%(a)

France(c)(j) — 0.0%
Electricite de France SA, 6.00%	GBP	100	115,141
TotalEnergies SE, 1.75%	EUR	100	105,449

			220,590

Ireland — 0.0%
AIB Group PLC, 5.25%(c)(j)		200	203,574

Jersey — 0.0%
HSBC Bank Capital Funding Sterling 1 LP, 5.84%(c)(j)	GBP	9	11,430

Luxembourg — 0.0%
SES SA, 2.88%(c)(j)	EUR	100	92,343

Mexico — 0.0%
Banco Mercantil del Norte SA, 5.88%(b)(j)	USD	202	170,816

Netherlands(c)(j) — 0.1%
Abertis Infraestructuras Finance BV, 3.25%	EUR	200	195,642
Koninklijke KPN NV, 2.00%		100	102,812
Naturgy Finance BV, 3.38%		100	105,918
Repsol International Finance BV, 4.25%		100	98,088
Telefonica Europe BV, 6.14%		200	210,329

			712,789

Security		Par (000)	Value

United Kingdom(c) — 0.1%
BP Capital Markets PLC, 3.25%(j)	EUR	100	$100,431
Vodafone Group PLC, 2.63%, 08/27/80		149	146,309

			246,740

			1,658,282

		Shares

Preferred Stocks — 0.4%(e)

United States — 0.4%
Cap Hill Brands		265,896	401,503
Dream Finders Homes, Inc., 9.00%, 12/31/49		1,320	1,199,550
Lessen Nine GmbH, Series C		10,022	93,505
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $138,642)(i)		6,037	79,386
Verge Genomics, Inc., Series B, (Acquired 11/05/21, Cost: $165,930)(i)		31,150	185,031
Versa Networks, Inc., Series E, (Acquired 10/14/22, Cost: $491,084), 10/07/32(i)		168,283	526,726

			2,485,701

Total Preferred Securities — 0.6% (Cost: $4,436,061)			4,143,983

		Par (000)

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities — 0.1%
FREMF Mortgage Trust, Series 2020-K104, Class B, 3.66%, 02/25/52(a)(b)	USD	750	662,357

Mortgage-Backed Securities — 17.7%
Fannie Mae Mortgage-Backed Securities
6.50%, 11/01/38		5	5,332
6.00%, 07/01/39		25	25,820
4.00%, 01/01/41		1	1,183
3.00%, 02/01/44		38	34,372
Freddie Mac Mortgage-Backed Securities
2.50%, 01/01/29 - 04/01/31		74	68,776
3.50%, 04/01/31 - 01/01/48		174	163,332
3.00%, 10/01/32 - 12/01/46		155	141,308
5.00%, 05/01/38 - 11/01/48		52	52,914
5.50%, 01/01/39		17	17,585
4.00%, 08/01/40 - 12/01/45		13	12,235
4.50%, 09/01/40 - 08/01/48		141	138,506
Freddie Mac Multifamily Structured Pass Through Certificates, Series KW09, Class X1, 0.94%, 05/25/29(a)		14,661	513,815
Ginnie Mae Mortgage-Backed Securities(p)
6.50%, 07/20/23		162	164,848
4.00%, 10/20/40 - 07/20/53		1,777	1,688,062
3.50%, 01/15/42 - 07/20/53		2,576	2,386,190

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities(p) (continued)
5.00%, 10/20/44 - 07/20/53	USD	996	$978,916
3.00%, 02/15/45 - 07/20/53(q)		3,434	3,076,061
4.50%, 03/15/47 - 07/20/53		1,347	1,303,145
2.00%, 08/20/50 - 07/20/53		4,545	3,825,183
2.50%, 04/20/51 - 07/20/53		4,725	4,094,481
5.50%, 07/20/53		621	618,089
6.00%, 07/20/53		333	335,211
Uniform Mortgage-Backed Securities(p)
4.50%, 08/01/23 - 07/13/53		3,088	2,985,705
2.50%, 09/01/27 - 08/14/53		23,319	19,973,740
3.00%, 07/01/29 - 07/13/53		8,983	8,002,813
3.50%, 07/01/29 - 07/13/53		55,476	50,594,577
2.00%, 10/01/31 - 07/13/53		23,239	19,311,975
4.00%, 09/01/33 - 07/13/53		5,172	4,883,098
5.00%, 09/01/35 - 07/13/53		2,361	2,318,353
1.50%, 07/18/38 - 07/13/53		5,208	4,246,316
5.50%, 12/01/38 - 07/13/53		1,688	1,681,751
6.00%, 07/13/53		853	860,530
6.50%, 07/13/53		339	346,124

			134,850,346

Total U.S. Government Sponsored Agency Securities — 17.8% (Cost: $139,911,433)			135,512,703

U.S. Treasury Obligations
U.S. Treasury Inflation-Indexed Notes
0.13%, 04/15/25 - 04/15/27(r)		10,436	9,808,120
0.38%, 01/15/27		1,884	1,767,537
1.25%, 04/15/28		3,333	3,224,740
0.63%, 07/15/32(r)		3,183	2,924,470

Total U.S. Treasury Obligations — 2.3% (Cost: $18,683,833)			17,724,867

		Shares

Warrants

United States(d) — 0.0%
Cano Health, Inc., (Issued 07/06/20, Exercisable 07/06/21, 1 Share for 1 Warrant, Expires 06/03/26, Strike Price USD 11.50)		9,002	1,891
FreeWire Technologies, Inc., (Issued 04/27/22, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)(e)		34,768	13,212
FreeWire Technologies, Inc., (Issued 05/02/22, Expires 04/26/27, Strike Price USD 3.35)(e)		1,738	661
Latch, Inc., (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 06/04/26, Strike Price USD 11.50)		12,334	1,314

Security		Shares	Value

United States (continued)
Offerpad Solutions, Inc., (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 09/01/26, Strike Price USD 11.50)		8,529	$172
Proof Acquisition Corp. I, (1 Share for 1 Warrant, Expires 12/23/28, Strike Price USD 11.50)(e)		10,200	816
Sarcos Technology & Robotics Corp., Class A, (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 09/24/26, Strike Price USD 11.50)		28,519	1,001
Sonder Holdings, Inc., (Issued 11/19/20, Exercisable 01/19/21, 1 Share for 1 Warrant, Expires 11/19/26, Strike Price USD 12.50)(e)		10,965	—
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (1 Share for 1 Warrant, Expires 10/07/32) )(e)(i)		20,741	59,319

			78,386

Venezuela — 0.0%
Venezuela Government International Bond(d)		3,000	9,000

Total Warrants — 0.0% (Cost: $132,872)			87,386

Total Long-Term Investments — 88.6% (Cost: $704,730,856)			674,814,391

		Par (000)

Short-Term Securities

Certificates of Deposit — 0.2%
United States — 0.2%
Citibank N.A.
4.06%, 08/01/23	USD	463	462,463
5.00%, 09/21/23		1,120	1,118,349

			1,580,812

Commercial Paper — 0.8%

United States — 0.8%
3M Co., 5.63%, 09/07/23		810	801,893
AT&T, Inc.
6.07%, 01/23/24		864	835,270
6.01%, 02/21/24		2,119	2,038,181
Bayer Corp., 6.16%, 09/01/23(b)		864	855,870
HSBC USA, Inc., 5.70%, 11/20/23		288	281,525
Johnson & Johnson, 5.23%, 08/14/23		838	832,621
Societe Generale SA, 5.78%, 03/06/24		611	587,033

			6,232,393

Foreign Agency Obligations — 5.0%
German Treasury Bills, 3.06%, 09/20/23(c)(s)	EUR	35,000	37,914,738

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

Money Market Funds — 6.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(o)(t)		48,330,614	$48,330,614

		Par (000)

U.S. Treasury Obligations — 2.8%
U.S. Treasury Inflation-Indexed Notes
0.47%, 01/15/24	USD	11,234	11,043,195
0.50%, 04/15/24		10,348	10,098,172

			21,141,367

Total Short-Term Securities — 15.1% (Cost: $115,762,065)			115,199,924

Options Purchased — 0.0% (Cost: $2,845,824)			972,111

Total Investments Before TBA Sale Commitments and Options Written — 103.7% (Cost: $823,338,745)			790,986,426

TBA Sale Commitments(p)

United States — (2.3)%
Uniform Mortgage-Backed Securities
2.00%, 07/18/38 - 07/13/53		(63)	(53,351)
2.50%, 07/13/53		(7,290)	(6,180,953)
3.50%, 07/13/53		(12,124)	(11,048,096)

Total TBA Sale Commitments — (2.3)% (Proceeds: $(17,318,223))			(17,282,400)

Options Written — (0.4)% (Premiums Received: $(3,023,529))			(4,035,734)

Total Investments, Net of TBA Sale Commitments and Options Written — 101.0% (Cost: $802,996,993)			769,668,292
Liabilities in Excess of Other Assets — (1.0)%			(7,854,589)

Net Assets — 100.0%			$761,813,703

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Non-income producing security.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,223,653, representing 0.2% of its net assets as of period end, and an original cost of $1,131,222.

(j)	Perpetual security with no stated maturity date.
(k)	Convertible security.
(l)	Zero-coupon bond.
(m)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Affiliate of the Fund.
(p)	Represents or includes a TBA transaction.
(q)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(r)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(s)	Rates are discount rates or a range of discount rates as of period end.
(t)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$6,558,852	$41,771,762	(a)	$—	$—	$—	$48,330,614	48,330,614	$1,183,732	$—
iShares 0-5 Year TIPS Bond ETF	683,568	—		—	—	4,512	688,080	7,050	7,133	—
iShares Biotechnology ETF	64,726	—		—	—	(2,135)	62,591	493	35	—
iShares China Large-Cap ETF(b)	383,353	—		(393,517)	(6,415)	16,579	—	—	—	—
iShares iBoxx $ High Yield Corporate Bond ETF	8,998,322	7,598,214		(13,072,315)	(144,444)	422,519	3,802,296	50,650	72,956	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	2,106,281	7,019,278		(4,996,540)	(11,831)	85,781	4,202,969	38,866	48,862	—
iShares JP Morgan USD Emerging Markets Bond ETF	4,059,643	949,810		(1,492,148)	(70,216)	121,474	3,568,563	41,236	84,411	—
iShares Latin America 40 ETF	223,910	—		—	—	41,867	265,777	9,782	4,683	—
iShares MSCI Brazil ETF	252,653	—		—	—	40,287	292,940	9,033	6,831	—
iShares MSCI Emerging Markets ETF	498,309	—		—	—	21,826	520,135	13,148	4,078	—

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds

iShares Russell 2000 ETF	$82,995	$—	$—	$—	$6,146	$89,141	476	$542	$—
iShares Russell Mid-Cap Growth ETF	—	197,051	—	—	2,683	199,734	2,067	—	—

				$(232,906)	$761,539	$62,022,840		$1,413,263	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro BTP	114	09/07/23	$14,444	$69,855
Euro Bund	240	09/07/23	35,025	(102,730)
Euro OAT	160	09/07/23	22,418	(36,804)
Euro-Schatz	7	09/07/23	801	(967)
TOPIX Index	12	09/07/23	1,914	54,387
10-Year Japanese Government Treasury Bonds	47	09/12/23	48,386	214,869
10-Year Australian Treasury Bonds	91	09/15/23	7,042	(55,146)
3-Year Australian Treasury Bonds	84	09/15/23	5,911	(31,961)
FTSE 100 Index	1	09/15/23	96	(483)
MSCI Emerging Markets Index	3	09/15/23	150	(1,672)
NASDAQ 100 E-Mini Index	9	09/15/23	2,761	100,108
10-Year Korean Bond	14	09/19/23	1,179	2,622
3-Month SONIA Index	24	09/19/23	7,225	(48,687)
10-Year Canadian Bond	54	09/20/23	4,995	(44,915)
U.S. Long Bond	67	09/20/23	8,517	(16,426)
Long Gilt	84	09/27/23	10,167	(86,524)
5-Year U.S. Treasury Note	49	09/29/23	5,250	656
3-Month SONIA Index	5	12/19/23	1,493	(4,737)
3-Month SOFR	99	03/19/24	23,426	(84,215)
3-Month SOFR	10	06/18/24	2,372	(6,857)

				(79,627)

Short Contracts
30-Year Euro Buxl Bond	1	09/07/23	152	(3,733)
Euro BOBL	287	09/07/23	36,237	314,500
Nikkei 225 Index	17	09/07/23	1,966	(58,461)
Short Term Euro BTP	39	09/07/23	4,454	35,288
Euro Stoxx 50 Index	10	09/15/23	484	(10,862)
Euro Stoxx Banks Index	110	09/15/23	650	(23,226)
Russell 2000 E-Mini Index	23	09/15/23	2,189	(19,809)
S&P 500 E-Mini Index	47	09/15/23	10,547	(207,825)
10-Year U.S. Treasury Note	445	09/20/23	49,979	528,635
10-Year U.S. Ultra Long Treasury Note	1,382	09/20/23	163,810	2,320,338
Ultra U.S. Treasury Bond	165	09/20/23	22,476	93,737
2-Year U.S. Treasury Note	520	09/29/23	105,763	809,632
3-Month SOFR	109	03/18/25	26,159	133,140

				3,911,354

				$3,831,727

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	739,296	USD	153,000	Bank of America N.A.	07/05/23	$1,400
BRL	739,296	USD	153,000	Bank of America N.A.	07/05/23	1,400
BRL	1,804,270	USD	374,392	Barclays Bank PLC	07/05/23	2,424
BRL	1,804,270	USD	374,392	Barclays Bank PLC	07/05/23	2,424
BRL	1,126,048	USD	225,000	BNP Paribas SA	07/05/23	10,172
BRL	1,126,048	USD	225,000	BNP Paribas SA	07/05/23	10,172
BRL	1,481,897	USD	305,000	BNP Paribas SA	07/05/23	4,489
BRL	1,483,025	USD	307,000	BNP Paribas SA	07/05/23	2,725
BRL	754,290	USD	153,000	Citibank N.A.	07/05/23	4,531
BRL	754,290	USD	153,000	Citibank N.A.	07/05/23	4,531
BRL	755,590	USD	156,788	Citibank N.A.	07/05/23	1,015
BRL	755,590	USD	156,788	Citibank N.A.	07/05/23	1,015
BRL	1,535,535	USD	305,000	Citibank N.A.	07/05/23	15,691
BRL	749,037	USD	155,000	Goldman Sachs International	07/05/23	1,434
BRL	749,037	USD	155,000	Goldman Sachs International	07/05/23	1,434
BRL	1,555,335	USD	322,737	Goldman Sachs International	07/05/23	2,089
BRL	1,495,247	USD	310,269	JPMorgan Chase Bank N.A.	07/05/23	2,009
BRL	1,524,085	USD	316,253	Morgan Stanley & Co. International PLC	07/05/23	2,048
BRL	744,000	USD	154,382	Toronto-Dominion Bank	07/05/23	1,000
BRL	744,000	USD	154,382	Toronto-Dominion Bank	07/05/23	1,000
COP	7,705,088,339	USD	1,839,801	Bank of America N.A.	07/05/23	7,151
COP	3,973,515,047	USD	948,043	JPMorgan Chase Bank N.A.	07/05/23	4,430
COP	3,731,573,292	USD	890,318	State Street Bank and Trust Co.	07/05/23	4,161
USD	378,000	BRL	1,804,270	Barclays Bank PLC	07/05/23	1,184
USD	378,000	BRL	1,804,270	Barclays Bank PLC	07/05/23	1,184
USD	207,000	TWD	6,310,706	Citibank N.A.	07/13/23	4,463
USD	207,000	TWD	6,310,706	Citibank N.A.	07/13/23	4,463
USD	230,000	TWD	7,011,550	Citibank N.A.	07/13/23	4,970
USD	230,000	TWD	7,011,550	Citibank N.A.	07/13/23	4,970
AUD	233,000	USD	154,274	JPMorgan Chase Bank N.A.	07/18/23	995
AUD	233,000	USD	154,274	JPMorgan Chase Bank N.A.	07/18/23	995
CLP	123,800,600	USD	154,000	Deutsche Bank AG	07/18/23	164
CLP	123,800,600	USD	154,000	Deutsche Bank AG	07/18/23	164
CZK	7,912,567	USD	358,000	Goldman Sachs International	07/18/23	5,011
CZK	9,724,943	USD	440,000	Goldman Sachs International	07/18/23	6,158
EUR	142,000	NOK	1,632,845	Deutsche Bank AG	07/18/23	2,854
EUR	142,000	NOK	1,632,845	Deutsche Bank AG	07/18/23	2,854
EUR	33,000	USD	35,604	Standard Chartered Bank	07/18/23	428
EUR	33,000	USD	35,604	Standard Chartered Bank	07/18/23	428
GBP	95,000	USD	119,451	BNP Paribas SA	07/18/23	1,209
GBP	95,000	USD	119,440	Deutsche Bank AG	07/18/23	1,220
GBP	182,000	USD	229,474	JPMorgan Chase Bank N.A.	07/18/23	1,686
GBP	182,000	USD	229,474	JPMorgan Chase Bank N.A.	07/18/23	1,686
HUF	106,013,240	USD	307,000	JPMorgan Chase Bank N.A.	07/18/23	2,425
HUF	106,013,240	USD	307,000	JPMorgan Chase Bank N.A.	07/18/23	2,425
INR	18,918,949	USD	229,000	Citibank N.A.	07/18/23	1,372
INR	18,918,949	USD	229,000	Citibank N.A.	07/18/23	1,372
MXN	3,826,485	GBP	175,000	Goldman Sachs International	07/18/23	722
MXN	3,826,485	GBP	175,000	Goldman Sachs International	07/18/23	722
NOK	832,781	USD	77,000	Barclays Bank PLC	07/18/23	621
PLN	632,704	USD	153,000	Goldman Sachs International	07/18/23	2,508
PLN	632,704	USD	153,000	Goldman Sachs International	07/18/23	2,508
USD	46,306	AUD	68,000	Bank of America N.A.	07/18/23	991
USD	115,764	AUD	170,000	Bank of America N.A.	07/18/23	2,478
USD	88,719	AUD	131,000	Royal Bank of Canada	07/18/23	1,421
USD	314,000	CLP	250,085,300	Morgan Stanley & Co. International PLC	07/18/23	2,580
USD	314,000	CLP	250,085,300	Morgan Stanley & Co. International PLC	07/18/23	2,580
USD	744,000	CLP	592,558,800	Morgan Stanley & Co. International PLC	07/18/23	6,112
USD	77,878	GBP	61,000	HSBC Bank PLC	07/18/23	401
USD	155,510	GBP	122,000	Morgan Stanley & Co. International PLC	07/18/23	556
USD	155,510	GBP	122,000	Morgan Stanley & Co. International PLC	07/18/23	556
USD	154,000	HUF	52,501,598	JPMorgan Chase Bank N.A.	07/18/23	761

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	229,000	INR	18,797,465	Citibank N.A.	07/18/23	$108
USD	229,000	INR	18,797,465	Citibank N.A.	07/18/23	108
USD	32,000	JPY	4,429,638	Barclays Bank PLC	07/18/23	1,242
USD	232,000	JPY	32,114,878	Barclays Bank PLC	07/18/23	9,003
USD	153,000	KRW	195,058,170	Deutsche Bank AG	07/18/23	4,890
USD	153,000	KRW	195,058,170	Deutsche Bank AG	07/18/23	4,890
USD	153,000	SEK	1,638,383	Deutsche Bank AG	07/18/23	1,004
USD	153,000	SEK	1,638,383	Deutsche Bank AG	07/18/23	1,004
USD	136,250	THB	4,773,042	Citibank N.A.	07/18/23	1,458
USD	136,250	THB	4,773,042	Citibank N.A.	07/18/23	1,458
USD	115,000	ZAR	2,111,848	Citibank N.A.	07/18/23	2,936
USD	115,000	ZAR	2,111,848	Citibank N.A.	07/18/23	2,936
USD	77,000	ZAR	1,407,588	JPMorgan Chase Bank N.A.	07/18/23	2,307
USD	155,000	ZAR	2,873,250	UBS AG	07/18/23	2,533
USD	155,000	ZAR	2,873,250	UBS AG	07/18/23	2,533
USD	200,394	EUR	181,051	Standard Chartered Bank	08/08/23	2,502
USD	999,195	ZAR	18,511,179	Morgan Stanley & Co. International PLC	08/08/23	18,977
MXN	11,952,215	USD	657,438	JPMorgan Chase Bank N.A.	08/31/23	33,324
BRL	2,950,000	USD	601,672	Citibank N.A.	09/14/23	6,621
BRL	3,671,059	USD	734,756	Citibank N.A.	09/14/23	22,222
CZK	5,190,981	USD	235,006	Barclays Bank PLC	09/14/23	2,565
HUF	579,407,326	USD	1,643,289	JPMorgan Chase Bank N.A.	09/14/23	24,309
INR	244,845,000	USD	2,955,405	Citibank N.A.	09/14/23	20,601
NOK	7,147,760	USD	650,052	Deutsche Bank AG	09/14/23	17,533
PLN	3,825,000	USD	917,816	Bank of America N.A.	09/14/23	19,655
USD	149,389	CZK	3,229,288	State Street Bank and Trust Co.	09/14/23	1,597
USD	418,688	IDR	6,229,574,379	Citibank N.A.	09/14/23	4,987
USD	711,540	IDR	10,674,528,852	Citibank N.A.	09/14/23	2,654
USD	2,669,571	INR	219,598,884	Barclays Bank PLC	09/14/23	422
USD	307,101	INR	25,246,116	BNP Paribas SA	09/14/23	243
USD	618,146	THB	21,662,938	Barclays Bank PLC	09/14/23	2,897
USD	942,381	ZAR	17,619,228	Citibank N.A.	09/14/23	12,899
USD	431,196	ZAR	8,150,719	Goldman Sachs International	09/14/23	1,214
AUD	1,900,000	JPY	178,725,210	UBS AG	09/20/23	14,955
BRL	5,660,011	USD	1,150,224	Citibank N.A.	09/20/23	15,671
CAD	450,917	USD	340,000	Natwest Markets PLC	09/20/23	787
CAD	1,273,519	USD	960,233	Natwest Markets PLC	09/20/23	2,248
CAD	22,387,708	USD	16,880,000	Natwest Markets PLC	09/20/23	39,841
CHF	533,608	USD	600,000	Royal Bank of Canada	09/20/23	994
CNH	11,069	AUD	2,278	UBS AG	09/20/23	11
CNH	27,616	JPY	534,673	Natwest Markets PLC	09/20/23	72
CZK	8,762,725	USD	398,209	Morgan Stanley & Co. International PLC	09/20/23	2,737
CZK	11,663,862	USD	530,000	Toronto-Dominion Bank	09/20/23	3,690
DKK	2,729,340	USD	400,000	HSBC Bank PLC	09/20/23	1,879
DKK	7,311,780	USD	1,071,025	HSBC Bank PLC	09/20/23	5,589
EUR	1,843,672	AUD	2,935,074	Royal Bank of Canada	09/20/23	60,090
EUR	870,000	GBP	748,342	Bank of America N.A.	09/20/23	2,378
EUR	1,490,000	GBP	1,279,232	UBS AG	09/20/23	7,136
EUR	20,593,481	USD	22,455,198	Commonwealth Bank of Australia	09/20/23	102,340
EUR	290,000	USD	316,563	Deutsche Bank AG	09/20/23	1,095
EUR	590,000	USD	642,562	HSBC Bank PLC	09/20/23	3,708
EUR	3,545,000	USD	3,846,908	Toronto-Dominion Bank	09/20/23	36,188
GBP	508,872	EUR	590,000	Deutsche Bank AG	09/20/23	135
INR	15,600,000	USD	188,126	Barclays Bank PLC	09/20/23	1,459
MXN	102,550,000	USD	5,838,860	State Street Bank and Trust Co.	09/20/23	65,754
MXN	302,596,630	USD	17,355,192	Toronto-Dominion Bank	09/20/23	67,686
NOK	300,000	EUR	25,432	Goldman Sachs International	09/20/23	167
NOK	140,000	USD	12,943	Bank of America N.A.	09/20/23	136
NOK	300,000	USD	27,949	Deutsche Bank AG	09/20/23	76
NOK	400,000	USD	37,221	Goldman Sachs International	09/20/23	145
NOK	140,000	USD	12,943	Morgan Stanley & Co. International PLC	09/20/23	135
NOK	140,000	USD	12,882	Morgan Stanley & Co. International PLC	09/20/23	196

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	170,000	USD	15,876	Morgan Stanley & Co. International PLC	09/20/23	$4
NOK	170,000	USD	15,863	Toronto-Dominion Bank	09/20/23	18
NZD	154,603	AUD	140,000	Deutsche Bank AG	09/20/23	1,387
PLN	119,963	USD	29,123	Morgan Stanley & Co. International PLC	09/20/23	271
PLN	7,294,849	USD	1,770,000	Nomura International PLC	09/20/23	17,395
SEK	170,000	USD	15,677	Bank of America N.A.	09/20/23	143
SEK	150,000	USD	13,949	Barclays Bank PLC	09/20/23	9
SEK	170,000	USD	15,704	Barclays Bank PLC	09/20/23	116
SEK	150,000	USD	13,940	Deutsche Bank AG	09/20/23	19
SEK	150,000	USD	13,934	Deutsche Bank AG	09/20/23	24
SEK	140,000	USD	13,001	Morgan Stanley & Co. International PLC	09/20/23	27
SEK	170,000	USD	15,710	Societe Generale	09/20/23	110
USD	130,462	AUD	190,000	Bank of America N.A.	09/20/23	3,620
USD	2,790,000	AUD	4,073,308	Royal Bank of Canada	09/20/23	70,712
USD	1,546,826	BRL	7,497,466	Goldman Sachs International	09/20/23	2,438
USD	22,334,114	CNH	158,492,965	Barclays Bank PLC	09/20/23	397,241
USD	746,168	CNY	5,322,399	State Street Bank and Trust Co.	09/20/23	7,691
USD	5,845,749	EUR	5,295,000	Barclays Bank PLC	09/20/23	45,750
USD	636,359	EUR	580,000	Deutsche Bank AG	09/20/23	1,042
USD	131,766	EUR	120,000	HSBC Bank PLC	09/20/23	321
USD	635,381	EUR	580,000	HSBC Bank PLC	09/20/23	65
USD	1,031,110	EUR	940,000	JPMorgan Chase Bank N.A.	09/20/23	1,460
USD	25,558	GBP	20,000	Bank of America N.A.	09/20/23	153
USD	128,396	GBP	100,000	JPMorgan Chase Bank N.A.	09/20/23	1,369
USD	38,326	GBP	30,000	Morgan Stanley & Co. International PLC	09/20/23	218
USD	5,468,556	GBP	4,304,140	Natwest Markets PLC	09/20/23	1,137
USD	57,604	HKD	450,000	Royal Bank of Canada	09/20/23	76
USD	1,417,740	IDR	21,152,329,000	Citibank N.A.	09/20/23	13,142
USD	761,000	IDR	11,332,827,220	UBS AG	09/20/23	8,456
USD	78,000	INR	6,415,753	State Street Bank and Trust Co.	09/20/23	30
USD	2,594,038	JPY	361,809,119	Bank of Montreal	09/20/23	56,548
USD	18,844,983	JPY	2,588,228,427	Barclays Bank PLC	09/20/23	692,855
USD	488,101	NOK	5,118,505	Citibank N.A.	09/20/23	9,957
USD	14,223	NOK	150,000	Morgan Stanley & Co. International PLC	09/20/23	210
USD	39,673	NOK	420,000	Morgan Stanley & Co. International PLC	09/20/23	438
USD	14,950	NOK	160,000	Natwest Markets PLC	09/20/23	3
USD	15,823	SEK	170,000	Bank of America N.A.	09/20/23	3
USD	542,839	SEK	5,760,000	Bank of America N.A.	09/20/23	6,823
USD	15,155	SEK	160,000	Barclays Bank PLC	09/20/23	266
USD	16,061	SEK	170,000	BNP Paribas SA	09/20/23	241
USD	14,030	SEK	150,000	Citibank N.A.	09/20/23	71
USD	16,116	SEK	170,000	Deutsche Bank AG	09/20/23	296
USD	11,218	SEK	120,000	Goldman Sachs International	09/20/23	51
USD	15,402	SEK	165,000	Goldman Sachs International	09/20/23	48
USD	28,225	SEK	300,000	JPMorgan Chase Bank N.A.	09/20/23	307
USD	11,180	SEK	120,000	Morgan Stanley & Co. International PLC	09/20/23	13
USD	11,201	SEK	120,000	Morgan Stanley & Co. International PLC	09/20/23	34
USD	14,119	SEK	150,000	Morgan Stanley & Co. International PLC	09/20/23	161
USD	32,153	SEK	341,550	Toronto-Dominion Bank	09/20/23	369
USD	124,392	SEK	1,321,361	Toronto-Dominion Bank	09/20/23	1,429
USD	2,781	TRY	70,221	Citibank N.A.	09/20/23	175
USD	193,894	TWD	5,900,000	Barclays Bank PLC	09/20/23	4,043
USD	13,014,000	ZAR	240,102,613	Citibank N.A.	09/20/23	355,425
USD	4,317,954	ZAR	79,675,694	Morgan Stanley & Co. International PLC	09/20/23	117,330
USD	1,913,024	ZAR	35,835,000	State Street Bank and Trust Co.	09/20/23	23,748
USD	94,685	EUR	86,198	Bank of America N.A.	09/22/23	257
USD	111,459	EUR	101,469	Bank of America N.A.	09/22/23	302
USD	45,972	EUR	41,870	Deutsche Bank AG	09/22/23	104
USD	119,111	EUR	108,430	Deutsche Bank AG	09/22/23	328
USD	1,209,879	IDR	18,117,938,091	Citibank N.A.	09/26/23	6,871

						2,693,022

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	153,406	BRL	739,296	Bank of America N.A.	07/05/23	$(993)
USD	153,406	BRL	739,296	Bank of America N.A.	07/05/23	(993)
USD	233,659	BRL	1,126,048	BNP Paribas SA	07/05/23	(1,513)
USD	233,659	BRL	1,126,048	BNP Paribas SA	07/05/23	(1,513)
USD	307,499	BRL	1,481,897	BNP Paribas SA	07/05/23	(1,991)
USD	307,733	BRL	1,483,025	BNP Paribas SA	07/05/23	(1,992)
USD	153,000	BRL	755,590	Citibank N.A.	07/05/23	(4,803)
USD	153,000	BRL	755,590	Citibank N.A.	07/05/23	(4,803)
USD	156,518	BRL	754,290	Citibank N.A.	07/05/23	(1,013)
USD	156,518	BRL	754,290	Citibank N.A.	07/05/23	(1,013)
USD	318,629	BRL	1,535,535	Citibank N.A.	07/05/23	(2,063)
USD	155,428	BRL	749,037	Goldman Sachs International	07/05/23	(1,006)
USD	155,428	BRL	749,037	Goldman Sachs International	07/05/23	(1,006)
USD	305,000	BRL	1,555,335	Goldman Sachs International	07/05/23	(19,827)
USD	307,000	BRL	1,495,247	JPMorgan Chase Bank N.A.	07/05/23	(5,277)
USD	305,000	BRL	1,524,085	Morgan Stanley & Co. International PLC	07/05/23	(13,300)
USD	155,000	BRL	744,000	Toronto-Dominion Bank	07/05/23	(382)
USD	155,000	BRL	744,000	Toronto-Dominion Bank	07/05/23	(382)
USD	1,838,362	COP	7,705,088,339	Bank of America N.A.	07/05/23	(8,591)
USD	860,143	COP	3,973,515,047	JPMorgan Chase Bank N.A.	07/05/23	(92,331)
USD	797,839	COP	3,731,573,292	State Street Bank and Trust Co.	07/05/23	(96,640)
TWD	6,703,580	USD	218,500	Standard Chartered Bank	07/13/23	(3,354)
TWD	6,703,580	USD	218,500	Standard Chartered Bank	07/13/23	(3,354)
AUD	1,095,000	CAD	987,882	BNP Paribas SA	07/18/23	(16,153)
AUD	73,000	USD	49,418	BNP Paribas SA	07/18/23	(771)
AUD	344,000	USD	230,318	JPMorgan Chase Bank N.A.	07/18/23	(1,079)
AUD	344,000	USD	230,318	JPMorgan Chase Bank N.A.	07/18/23	(1,079)
CAD	284,649	EUR	198,000	Deutsche Bank AG	07/18/23	(1,283)
CAD	284,649	EUR	198,000	Deutsche Bank AG	07/18/23	(1,283)
CNH	1,102,484	USD	155,000	HSBC Bank PLC	07/18/23	(3,196)
COP	642,389,000	GBP	121,000	Morgan Stanley & Co. International PLC	07/18/23	(287)
COP	642,389,000	GBP	121,000	Morgan Stanley & Co. International PLC	07/18/23	(287)
EUR	12,000	PLN	53,429	HSBC Bank PLC	07/18/23	(29)
EUR	12,000	PLN	53,429	HSBC Bank PLC	07/18/23	(29)
EUR	285,000	USD	312,719	Citibank N.A.	07/18/23	(1,532)
EUR	285,000	USD	312,719	Citibank N.A.	07/18/23	(1,532)
EUR	283,000	USD	310,201	Deutsche Bank AG	07/18/23	(1,197)
EUR	283,000	USD	310,201	Deutsche Bank AG	07/18/23	(1,197)
HUF	78,170,100	USD	230,000	Bank of America N.A.	07/18/23	(1,842)
HUF	78,170,100	USD	230,000	Bank of America N.A.	07/18/23	(1,842)
IDR	1,723,965,000	USD	115,000	Citibank N.A.	07/18/23	(405)
IDR	1,723,965,000	USD	115,000	Citibank N.A.	07/18/23	(405)
IDR	4,551,291,000	USD	306,000	Citibank N.A.	07/18/23	(3,468)
IDR	4,551,291,000	USD	306,000	Citibank N.A.	07/18/23	(3,468)
JPY	32,898,201	EUR	220,000	Bank of America N.A.	07/18/23	(11,779)
KRW	198,655,200	USD	153,000	Citibank N.A.	07/18/23	(2,159)
KRW	198,655,200	USD	153,000	Citibank N.A.	07/18/23	(2,159)
KRW	198,448,650	USD	153,000	JPMorgan Chase Bank N.A.	07/18/23	(2,315)
KRW	198,448,650	USD	153,000	JPMorgan Chase Bank N.A.	07/18/23	(2,315)
MYR	699,504	USD	152,000	Barclays Bank PLC	07/18/23	(1,247)
MYR	699,504	USD	152,000	Barclays Bank PLC	07/18/23	(1,247)
NOK	1,652,829	EUR	142,000	HSBC Bank PLC	07/18/23	(992)
NOK	1,652,829	EUR	142,000	HSBC Bank PLC	07/18/23	(992)
NOK	1,631,880	EUR	142,000	UBS AG	07/18/23	(2,944)
NOK	1,631,880	EUR	142,000	UBS AG	07/18/23	(2,944)
THB	9,402,612	USD	272,500	Citibank N.A.	07/18/23	(6,968)
THB	9,402,612	USD	272,500	Citibank N.A.	07/18/23	(6,968)
USD	299,227	AUD	452,000	UBS AG	07/18/23	(1,983)
USD	299,227	AUD	452,000	UBS AG	07/18/23	(1,983)
USD	46,000	CAD	61,299	Goldman Sachs International	07/18/23	(281)
USD	302,000	CAD	402,610	The Bank of New York Mellon	07/18/23	(1,972)
USD	39,000	COP	165,101,430	BNP Paribas SA	07/18/23	(425)

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	39,000	COP	165,101,430	BNP Paribas SA	07/18/23	$(425)
USD	153,000	COP	646,195,500	Citibank N.A.	07/18/23	(1,305)
USD	153,000	COP	646,195,500	Citibank N.A.	07/18/23	(1,305)
USD	230,399	EUR	213,000	Goldman Sachs International	07/18/23	(2,172)
USD	230,399	EUR	213,000	Goldman Sachs International	07/18/23	(2,172)
USD	154,000	HUF	53,795,449	JPMorgan Chase Bank N.A.	07/18/23	(3,015)
USD	154,000	HUF	53,795,449	JPMorgan Chase Bank N.A.	07/18/23	(3,015)
USD	100,000	MXN	1,738,400	State Street Bank and Trust Co.	07/18/23	(1,307)
USD	100,000	MXN	1,738,400	State Street Bank and Trust Co.	07/18/23	(1,307)
ZAR	2,730,408	EUR	136,000	Morgan Stanley & Co. International PLC	07/18/23	(3,609)
ZAR	2,730,816	EUR	136,000	Morgan Stanley & Co. International PLC	07/18/23	(3,588)
ZAR	2,810,885	USD	154,000	Bank of America N.A.	07/18/23	(4,843)
ZAR	2,810,885	USD	154,000	Bank of America N.A.	07/18/23	(4,843)
ZAR	1,446,500	USD	77,000	Deutsche Bank AG	07/18/23	(243)
ZAR	1,282,870	USD	69,000	Morgan Stanley & Co. International PLC	07/18/23	(925)
ZAR	1,673,309	USD	90,000	Morgan Stanley & Co. International PLC	07/18/23	(1,207)
BRL	1,813,587	USD	378,000	Barclays Bank PLC	08/02/23	(1,101)
BRL	1,813,587	USD	378,000	Barclays Bank PLC	08/02/23	(1,101)
USD	154,000	BRL	754,138	Citibank N.A.	08/02/23	(2,725)
USD	154,000	BRL	754,138	Citibank N.A.	08/02/23	(2,725)
USD	5,433,150	EUR	5,000,000	State Street Bank and Trust Co.	08/08/23	(31,948)
USD	236,767	MXN	4,332,455	Barclays Bank PLC	08/31/23	(13,621)
USD	3,106,394	MXN	56,842,041	Barclays Bank PLC	08/31/23	(178,714)
USD	1,762,286	MXN	31,657,711	JPMorgan Chase Bank N.A.	08/31/23	(67,328)
USD	2,126,515	MXN	39,826,436	JPMorgan Chase Bank N.A.	08/31/23	(175,199)
USD	446,880	MXN	8,330,926	Morgan Stanley & Co. International PLC	08/31/23	(34,595)
USD	1,038,307	MXN	19,945,349	Morgan Stanley & Co. International PLC	08/31/23	(114,407)
USD	2,376,772	MXN	45,000,000	Morgan Stanley & Co. International PLC	08/31/23	(223,942)
USD	844,760	MXN	15,669,397	State Street Bank and Trust Co.	08/31/23	(60,831)
USD	55,422	MXN	1,000,000	UBS AG	08/31/23	(2,371)
USD	728,255	CZK	16,066,183	Barclays Bank PLC	09/06/23	(7,258)
CNH	4,350,000	USD	615,729	Citibank N.A.	09/14/23	(13,950)
CNH	9,430,000	USD	1,309,029	JPMorgan Chase Bank N.A.	09/14/23	(4,484)
COP	7,886,657,764	USD	1,865,340	State Street Bank and Trust Co.	09/14/23	(11,009)
IDR	19,587,410,000	USD	1,306,681	Barclays Bank PLC	09/14/23	(5,898)
KRW	799,535,000	USD	612,969	Citibank N.A.	09/14/23	(3,915)
SGD	914,789	USD	681,310	JPMorgan Chase Bank N.A.	09/14/23	(3,101)
THB	31,765,000	USD	925,365	Citibank N.A.	09/14/23	(23,206)
THB	67,627,890	USD	1,957,959	HSBC Bank PLC	09/14/23	(37,257)
USD	295,176	BRL	1,443,485	Citibank N.A.	09/14/23	(2,473)
USD	1,980,109	COP	8,474,867,481	Citibank N.A.	09/14/23	(12,523)
USD	967,055	CZK	21,159,111	BNP Paribas SA	09/14/23	(1,317)
USD	289,152	CZK	6,411,874	Deutsche Bank AG	09/14/23	(4,295)
USD	94,400	EUR	86,518	Citibank N.A.	09/14/23	(341)
USD	95,030	EUR	87,095	Citibank N.A.	09/14/23	(343)
USD	3,826,259	MXN	67,663,188	JPMorgan Chase Bank N.A.	09/14/23	(74,017)
USD	520,839	MXN	9,120,905	State Street Bank and Trust Co.	09/14/23	(4,913)
USD	677,644	SGD	914,789	Citibank N.A.	09/14/23	(565)
USD	2,053,629	ZAR	39,636,145	Goldman Sachs International	09/14/23	(37,330)
AUD	140,000	NZD	153,914	Deutsche Bank AG	09/20/23	(964)
AUD	1,110,937	USD	760,598	HSBC Bank PLC	09/20/23	(18,951)
AUD	23,402,433	USD	16,022,368	HSBC Bank PLC	09/20/23	(399,206)
AUD	190,000	USD	130,873	Morgan Stanley & Co. International PLC	09/20/23	(4,032)
CNH	2,030,064	USD	286,067	Barclays Bank PLC	09/20/23	(5,088)
CNH	21,095,738	USD	2,972,692	HSBC Bank PLC	09/20/23	(52,849)
CNH	21,151,907	USD	2,980,607	HSBC Bank PLC	09/20/23	(52,990)
CNH	29,805,342	USD	4,200,000	HSBC Bank PLC	09/20/23	(74,669)
CNH	89,126,140	USD	12,559,151	HSBC Bank PLC	09/20/23	(223,280)
EUR	120,000	USD	132,099	JPMorgan Chase Bank N.A.	09/20/23	(655)
EUR	470,000	USD	516,763	JPMorgan Chase Bank N.A.	09/20/23	(1,937)
EUR	940,000	USD	1,031,669	JPMorgan Chase Bank N.A.	09/20/23	(2,018)
GBP	241,241	EUR	280,000	HSBC Bank PLC	09/20/23	(263)

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	507,874	EUR	590,000	HSBC Bank PLC	09/20/23	$(1,132)
GBP	774,126	EUR	900,000	HSBC Bank PLC	09/20/23	(2,487)
GBP	5,427,455	EUR	6,322,998	Toronto-Dominion Bank	09/20/23	(31,707)
GBP	100,000	USD	128,297	Deutsche Bank AG	09/20/23	(1,270)
GBP	2,568,149	USD	3,262,921	Natwest Markets PLC	09/20/23	(678)
IDR	3,810,000,000	USD	255,225	Bank of America N.A.	09/20/23	(2,226)
IDR	26,928,247,495	USD	1,806,598	Morgan Stanley & Co. International PLC	09/20/23	(18,457)
INR	125,105,000	USD	1,520,706	Citibank N.A.	09/20/23	(320)
JPY	271,706,247	AUD	2,888,467	UBS AG	09/20/23	(22,735)
JPY	376,263,600	AUD	4,000,000	UBS AG	09/20/23	(31,483)
JPY	3,172,171,647	EUR	21,166,501	State Street Bank and Trust Co.	09/20/23	(937,687)
JPY	9,000,000	USD	65,503	Bank of America N.A.	09/20/23	(2,383)
JPY	4,000,000	USD	28,871	BNP Paribas SA	09/20/23	(818)
JPY	5,000,000	USD	35,707	BNP Paribas SA	09/20/23	(640)
JPY	220,153,404	USD	1,602,011	Royal Bank of Canada	09/20/23	(58,001)
JPY	4,974,681,106	USD	36,207,488	State Street Bank and Trust Co.	09/20/23	(1,318,354)
KRW	758,340,600	USD	600,000	Morgan Stanley & Co. International PLC	09/20/23	(22,109)
KRW	2,045,905,000	USD	1,617,521	Morgan Stanley & Co. International PLC	09/20/23	(58,445)
MYR	2,523,675	USD	550,000	State Street Bank and Trust Co.	09/20/23	(4,220)
NOK	14,678,187	CAD	1,854,366	Toronto-Dominion Bank	09/20/23	(30,306)
NOK	400,000	EUR	34,139	Goldman Sachs International	09/20/23	(29)
NOK	170,000	USD	16,214	Citibank N.A.	09/20/23	(333)
NOK	170,000	USD	16,204	Goldman Sachs International	09/20/23	(323)
NOK	160,000	USD	15,281	HSBC Bank PLC	09/20/23	(335)
NOK	5,770,000	USD	548,825	HSBC Bank PLC	09/20/23	(9,822)
NOK	350,000	USD	33,120	JPMorgan Chase Bank N.A.	09/20/23	(425)
NOK	180,000	USD	17,011	Morgan Stanley & Co. International PLC	09/20/23	(196)
NOK	5,423,277	USD	517,015	State Street Bank and Trust Co.	09/20/23	(10,401)
NOK	19,932,384	USD	1,900,000	State Street Bank and Trust Co.	09/20/23	(38,022)
NOK	165,000	USD	15,463	Toronto-Dominion Bank	09/20/23	(49)
NZD	283,189	USD	176,197	Toronto-Dominion Bank	09/20/23	(2,460)
SEK	150,000	USD	14,049	Barclays Bank PLC	09/20/23	(91)
SEK	150,000	USD	14,057	Citibank N.A.	09/20/23	(99)
SEK	380,000	USD	35,715	Morgan Stanley & Co. International PLC	09/20/23	(352)
SEK	380,000	USD	35,434	Morgan Stanley & Co. International PLC	09/20/23	(71)
SEK	38,736,368	USD	3,646,000	State Street Bank and Trust Co.	09/20/23	(41,259)
SGD	2,400,396	USD	1,800,000	Goldman Sachs International	09/20/23	(19,951)
TRY	556,094	USD	22,000	BNP Paribas SA	09/20/23	(1,360)
USD	1,273,815	BRL	6,268,176	Citibank N.A.	09/20/23	(17,355)
USD	2,373,929	BRL	11,685,000	Citibank N.A.	09/20/23	(33,042)
USD	233,649	CAD	309,879	Natwest Markets PLC	09/20/23	(547)
USD	7,116	CHF	6,328	Toronto-Dominion Bank	09/20/23	(11)
USD	515,766	CZK	11,349,606	Morgan Stanley & Co. International PLC	09/20/23	(3,544)
USD	814	DKK	5,552	State Street Bank and Trust Co.	09/20/23	(4)
USD	9,055,209	EUR	8,304,459	Commonwealth Bank of Australia	09/20/23	(41,269)
USD	644,159	EUR	590,000	HSBC Bank PLC	09/20/23	(2,111)
USD	963,727	EUR	880,000	HSBC Bank PLC	09/20/23	(201)
USD	4,650,000	EUR	4,261,830	HSBC Bank PLC	09/20/23	(18,292)
USD	59,972,550	EUR	55,000,000	Morgan Stanley & Co. International PLC	09/20/23	(272,949)
USD	514,030	EUR	470,000	Societe Generale	09/20/23	(795)
USD	62,912	GBP	50,000	JPMorgan Chase Bank N.A.	09/20/23	(602)
USD	3,867,065	MXN	67,377,807	Citibank N.A.	09/20/23	(12,408)
USD	13,879,421	MXN	242,041,391	Goldman Sachs International	09/20/23	(56,814)
USD	426,000	MXN	7,426,679	Morgan Stanley & Co. International PLC	09/20/23	(1,613)
USD	5,425,656	MXN	94,599,088	Toronto-Dominion Bank	09/20/23	(21,160)
USD	15,812	NOK	170,000	Barclays Bank PLC	09/20/23	(68)
USD	15,815	NOK	170,000	Barclays Bank PLC	09/20/23	(65)
USD	16,793	NOK	180,000	Barclays Bank PLC	09/20/23	(21)
USD	16,754	NOK	180,000	Goldman Sachs International	09/20/23	(60)
USD	15,842	NOK	170,000	HSBC Bank PLC	09/20/23	(38)
USD	15,817	NOK	170,000	JPMorgan Chase Bank N.A.	09/20/23	(63)
USD	39,209	NOK	420,000	JPMorgan Chase Bank N.A.	09/20/23	(25)

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	15,854	NOK	170,000	Morgan Stanley & Co. International PLC	09/20/23	$(26)
USD	303,296	PLN	1,249,338	Morgan Stanley & Co. International PLC	09/20/23	(2,819)
ZAR	42,910,442	USD	2,320,000	Barclays Bank PLC	09/20/23	(57,696)
ZAR	208,253,783	USD	11,286,129	Morgan Stanley & Co. International PLC	09/20/23	(306,673)
COP	660,587,187	USD	153,194	State Street Bank and Trust Co.	12/20/23	(960)
USD	1,770,979	COP	7,705,088,339	Bank of America N.A.	12/20/23	(4,671)

						(5,920,101)

						$(3,227,079)

Interest Rate Caps/Floors — Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

5Y-30Y CMS Index Cap	0.07%	Goldman Sachs International	09/27/23	USD 125,226	$18,432	$219,145	$(200,713)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
InvesCo QQQ Trust, Series 1	166	07/07/23	USD	372.00	USD	6,132	$30,876
SPDR S&P 500 ETF Trust	129	07/07/23	USD	448.00	USD	5,718	7,289
SPDR S&P 500 ETF Trust	64	07/07/23	USD	438.00	USD	2,837	38,240
SPDR S&P 500 ETF Trust	129	07/14/23	USD	442.00	USD	5,718	57,211
2-Year U.S. Treasury Note Future	41	07/21/23	USD	102.25	USD	8,339	5,765
Constellation Brands, Inc., Class A	10	07/21/23	USD	260.00	USD	246	325
Kroger Co.	35	07/21/23	USD	50.00	USD	165	193
Lockheed Martin Corp.	2	07/21/23	USD	460.00	USD	92	1,750
SPDR S&P Regional Banking ETF	369	07/21/23	USD	45.00	USD	1,507	8,302
Uber Technologies, Inc.	55	07/21/23	USD	42.50	USD	237	9,157
Vinci SA	21	07/21/23	EUR	114.00	EUR	223	4,640
Walt Disney Co.	21	07/21/23	USD	95.00	USD	187	767
Waste Management, Inc.	18	07/21/23	USD	175.00	USD	312	2,655
Advanced Micro Devices, Inc.	48	08/18/23	USD	140.00	USD	547	6,984
First Solar, Inc.	7	08/18/23	USD	210.00	USD	133	3,885
L3Harris Technologies, Inc.	4	08/18/23	USD	180.00	USD	78	7,400
McCormick & Co., Inc.	43	08/18/23	USD	95.00	USD	375	1,075
Uber Technologies, Inc.	36	08/18/23	USD	42.50	USD	155	11,070
Valero Energy Corp.	10	08/18/23	USD	120.00	USD	117	4,175
Barclays PLC	65	09/15/23	GBP	1.60	GBP	100	3,715
Delta Air Lines, Inc.	65	09/15/23	USD	50.00	USD	309	11,245
Eli Lilly & Co.	3	09/15/23	USD	480.00	USD	141	4,830
Ford Motor Co.	86	09/15/23	USD	16.00	USD	130	4,386
General Motors Co.	26	09/15/23	USD	40.00	USD	100	4,238
United Rentals, Inc.	5	09/15/23	USD	460.00	USD	223	10,850

							241,023

Put
SPDR S&P 500 ETF Trust	64	07/07/23	USD	438.00	USD	2,837	4,192
SPDR S&P 500 ETF Trust	47	07/14/23	USD	434.00	USD	2,083	4,465
2-Year U.S. Treasury Note Future	41	07/21/23	USD	101.25	USD	8,339	7,688
InvesCo QQQ Trust, Series 1	47	07/21/23	USD	350.00	USD	1,736	4,230
SPDR S&P 500 ETF Trust	68	08/18/23	USD	425.00	USD	3,014	16,796
SPDR S&P 500 ETF Trust	71	09/15/23	USD	430.00	USD	3,147	35,606

							72,977

							$314,000

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value

Put
USD Currency	One Touch	Bank of America N.A.	—	09/12/23	USD	1.02	USD	1.02	EUR	60	$1,094
USD Currency	One Touch	HSBC Bank USA N.A.	—	11/16/23	USD	1.05	USD	1.05	EUR	57	7,583

											$8,677

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
EUR Currency	JPMorgan Chase Bank N.A.	—	07/11/23	USD	1.10	EUR	560	$1,036
TOPIX Banks Index	BNP Paribas SA	202,200	07/14/23	JPY	218.87	JPY	44,567	7,950
TOPIX Banks Index	Goldman Sachs International	336,865	07/14/23	JPY	226.71	JPY	74,248	5,553
TOPIX Banks Index	JPMorgan Chase Bank N.A.	134,935	07/14/23	JPY	227.60	JPY	29,741	1,989
USD Currency	Goldman Sachs International	—	07/17/23	ZAR	19.75	USD	464	812
USD Currency	Goldman Sachs International	—	07/18/23	ZAR	18.60	USD	462	8,978
EUR Currency	Deutsche Bank AG	—	07/19/23	USD	1.12	EUR	2,320	392
USD Currency	Barclays Bank PLC	—	07/20/23	CLP	810.00	USD	310	—
ING Groep NV	Goldman Sachs International	21,070	07/21/23	EUR	12.00	EUR	260	11,112
EUR Currency	BNP Paribas SA	—	07/25/23	USD	1.09	EUR	16,800	148,656
USD Currency	Morgan Stanley & Co. International PLC	—	07/25/23	COP	4,200.00	USD	310	4,809
EUR Currency	JPMorgan Chase Bank N.A.	—	08/07/23	USD	1.12	EUR	9,732	20,676
EUR Currency	Barclays Bank PLC	—	12/20/23	USD	1.13	EUR	590	5,752

								217,715

Put
USD Currency	HSBC Bank USA N.A.	—	07/10/23	MXN	17.70	USD	464	15,326
USD Currency	Morgan Stanley & Co. International PLC	—	07/13/23	MXN	17.00	USD	18,953	46,756
USD Currency	JPMorgan Chase Bank N.A.	—	07/17/23	ZAR	19.00	USD	232	3,869
EUR Currency	JPMorgan Chase Bank N.A.	—	07/20/23	NOK	11.60	EUR	284	1,767
EUR Currency	JPMorgan Chase Bank N.A.	—	07/20/23	USD	1.08	EUR	568	1,406
GBP Currency	Bank of America N.A.	—	07/24/23	USD	1.25	GBP	242	855
USD Currency	Barclays Bank PLC	—	08/04/23	MXN	17.50	USD	612	13,351
USD Currency	Citibank N.A.	—	08/10/23	BRL	4.90	USD	610	16,707
AUD Currency	Citibank N.A.	—	08/18/23	USD	0.66	AUD	686	5,494
USD Currency	JPMorgan Chase Bank N.A.	—	10/18/23	CNH	6.90	USD	810	1,282

								106,813

								$324,528

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
10-Year Interest Rate Swap,	1-Day SONIA, 4.93%	Quarterly	3.00%	Semi-Annual	Citibank N.A.	07/10/23	3.00%	USD	710	$2
10-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	2.85%	Semi-Annual	Goldman Sachs International	08/07/23	2.85	USD	9,709	2,915
10-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	2.85%	Semi-Annual	JPMorgan Chase Bank N.A.	08/09/23	2.85	USD	12,264	4,333
10-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	2.81%	Semi-Annual	Morgan Stanley & Co. International PLC	09/21/23	2.81	USD	7,459	14,592
10-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	2.80%	Semi-Annual	Morgan Stanley & Co. International PLC	09/22/23	2.80	USD	3,178	6,168
2-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	2.75%	Semi-Annual	Goldman Sachs International	10/19/23	2.75	USD	14,469	28,253
10-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	3.05%	Semi-Annual	Citibank N.A.	10/24/23	3.05	USD	10,739	73,569
10-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	2.90%	Semi-Annual	JPMorgan Chase Bank N.A.	10/30/23	2.90	USD	10,739	53,590

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call (continued)
10-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	2.82%	Semi-Annual	Goldman Sachs International	11/07/23	2.82%	USD	4,401	$19,718
30-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	2.85%	Semi-Annual	Citibank N.A.	11/14/23	2.85	USD	3,286	58,881

										262,021

Put
10-Year Interest Rate Swap,	4.55%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Citibank N.A.	10/24/23	4.55	USD	10,739	15,326
10-Year Interest Rate Swap,	4.40%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	JPMorgan Chase Bank N.A.	10/30/23	4.40	USD	10,739	24,905
10-Year Interest Rate Swap,	4.82%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Goldman Sachs International	11/07/23	4.82	USD	4,401	4,062
10-Year Interest Rate Swap,	0.80%	Annual	Tokyo Overnight Average Rate, (0.08%)	Annual	Morgan Stanley & Co. International PLC	12/20/23	0.80	JPY	130,205	80
10-Year Interest Rate Swap,	0.80%	Annual	Tokyo Overnight Average Rate, (0.08%)	Annual	Morgan Stanley & Co. International PLC	12/20/23	0.80	JPY	80,727	50
10-Year Interest Rate Swap,	0.80%	Annual	Tokyo Overnight Average Rate, (0.08%)	Annual	Morgan Stanley & Co. International PLC	12/20/23	0.80	JPY	49,478	30

										44,453

										$306,474

Interest Rate Caps/Floors Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5Y-30Y CMS Index Cap	0.57%	Goldman Sachs International	09/27/23	USD	125,226	$(2,569)	$(64,321)	$61,752
5Y-30Y CMS Index Floor	(0.68%)	Goldman Sachs International	09/27/23	USD	125,226	(183,590)	(125,226)	(58,364)

						$(186,159)	$(189,547)	$3,388

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
2-Year U.S. Treasury Note Future	41	07/21/23	USD	102.00	USD	8,339	$(10,250)
SPDR S&P Regional Banking ETF	369	07/21/23	USD	48.00	USD	1,507	(2,214)
Walt Disney Co.	21	07/21/23	USD	105.00	USD	187	(95)
Advanced Micro Devices, Inc.	48	08/18/23	USD	170.00	USD	547	(1,392)
Delta Air Lines, Inc.	65	09/15/23	USD	55.00	USD	309	(3,640)
SPDR S&P 500 ETF Trust	14	12/15/23	USD	420.00	USD	621	(54,985)

							(72,576)

Put
SPDR S&P 500 ETF Trust	47	07/14/23	USD	417.00	USD	2,083	(1,199)
Eli Lilly & Co.	5	07/21/23	USD	390.00	USD	234	(90)
InvesCo QQQ Trust, Series 1	47	07/21/23	USD	335.00	USD	1,736	(1,527)
Lockheed Martin Corp.	2	07/21/23	USD	410.00	USD	92	(70)
Uber Technologies, Inc.	64	07/21/23	USD	32.50	USD	276	(192)
Uber Technologies, Inc.	55	07/21/23	USD	37.50	USD	237	(440)
Vinci SA	21	07/21/23	EUR	100.00	EUR	223	(1,776)
Waste Management, Inc.	18	07/21/23	USD	160.00	USD	312	(270)

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Put (continued)
First Solar, Inc.	7	08/18/23	USD	160.00	USD	133	$(1,869)
L3Harris Technologies, Inc.	4	08/18/23	USD	160.00	USD	78	(180)
SPDR S&P 500 ETF Trust	68	08/18/23	USD	405.00	USD	3,014	(7,514)
Uber Technologies, Inc.	36	08/18/23	USD	35.00	USD	155	(1,206)
Valero Energy Corp.	10	08/18/23	USD	105.00	USD	117	(1,565)
2-Year U.S. Treasury Note Future	225	08/25/23	USD	102.00	USD	45,763	(281,250)
Barclays PLC	65	09/15/23	GBP	1.35	GBP	100	(1,857)
Eli Lilly & Co.	3	09/15/23	USD	430.00	USD	141	(1,972)
Ford Motor Co.	86	09/15/23	USD	13.00	USD	130	(1,935)
General Motors Co.	26	09/15/23	USD	35.00	USD	100	(2,080)
SPDR S&P 500 ETF Trust	71	09/15/23	USD	400.00	USD	3,147	(13,845)
United Rentals, Inc.	5	09/15/23	USD	400.00	USD	223	(5,225)

							(326,062)

							$(398,638)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
EUR Currency	Deutsche Bank AG	—	07/19/23	USD	1.15	USD	2,320	$(10)
EUR Currency	JPMorgan Chase Bank N.A.	—	07/20/23	NOK	11.95	NOK	284	(1,087)
ING Groep NV	Goldman Sachs International	21,070	07/21/23	EUR	13.00	EUR	260	(1,547)
USD Currency	HSBC Bank USA N.A.	—	07/25/23	COP	4,400.00	COP	310	(1,136)
EUR Currency	JPMorgan Chase Bank N.A.	—	08/07/23	USD	1.14	USD	9,732	(2,241)

								(6,021)

Put
USD Currency	Morgan Stanley & Co. International PLC	—	07/13/23	MXN	16.80	MXN	18,953	(10,917)
TOPIX Banks Index	BNP Paribas SA	202,200	07/14/23	JPY	175.10	JPY	44,567	(3)
TOPIX Banks Index	Goldman Sachs International	336,865	07/14/23	JPY	181.37	JPY	74,248	(17)
TOPIX Banks Index	JPMorgan Chase Bank N.A.	134,935	07/14/23	JPY	182.08	JPY	29,741	(8)
USD Currency	Goldman Sachs International	—	07/17/23	USD	19.00	USD	464	(7,739)
USD Currency	Goldman Sachs International	—	07/18/23	USD	17.75	USD	462	(152)
USD Currency	Barclays Bank PLC	—	07/20/23	CLP	790.00	CLP	310	—
ING Groep NV	Goldman Sachs International	21,070	07/21/23	EUR	10.00	EUR	260	(320)
EUR Currency	BNP Paribas SA	—	07/25/23	USD	1.05	USD	8,400	(2,832)
USD Currency	Morgan Stanley & Co. International PLC	—	07/25/23	COP	4,100.00	COP	310	(1,780)
USD Currency	Barclays Bank PLC	—	08/04/23	MXN	17.10	MXN	918	(6,846)
EUR Currency	JPMorgan Chase Bank N.A.	—	08/07/23	USD	1.08	USD	4,866	(21,254)
USD Currency	Citibank N.A.	—	08/10/23	BRL	4.75	BRL	762	(7,701)
AUD Currency	Citibank N.A.	—	08/18/23	USD	0.65	USD	686	(2,457)
USD Currency	JPMorgan Chase Bank N.A.	—	10/18/23	CNH	6.77	CNH	810	(504)

								(62,530)

								$(68,551)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
10-Year Interest Rate Swap,	2.55%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	JPMorgan Chase Bank N.A.	08/09/23	2.55%	USD	12,264	$(817)
5-Year Interest Rate Swap,	3.06%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	Barclays Bank PLC	09/07/23	3.06	EUR	295	(1,765)
2-Year Interest Rate Swap,	2.45%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Goldman Sachs International	10/19/23	2.45	USD	14,469	(15,035)

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call (continued)
2-Year Interest Rate Swap,	3.09%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Citibank N.A.	10/24/23	3.09%	USD	42,956	$(38,243)
2-Year Interest Rate Swap,	2.95%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	JPMorgan Chase Bank N.A.	10/30/23	2.95	USD	42,956	(35,044)
2-Year Interest Rate Swap,	3.26%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Goldman Sachs International	11/07/23	3.26	USD	17,604	(24,456)
2-Year Interest Rate Swap,	2.75%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Citibank N.A.	11/14/23	2.75	USD	32,857	(26,040)
10-Year Interest Rate Swap,	2.40%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Morgan Stanley & Co. International PLC	12/14/23	2.40	USD	2,349	(5,912)
2-Year Interest Rate Swap,	2.75%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Citibank N.A.	01/17/24	2.75	USD	7,410	(11,957)
2-Year Interest Rate Swap,	2.50%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	JPMorgan Chase Bank N.A.	03/21/24	2.50	USD	360	(713)

										(159,982)

Put
10-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	3.85%	Semi-Annual	JPMorgan Chase Bank N.A.	07/03/23	3.85	USD	9,262	(24)
2-Year Interest Rate Swap,	1-Day SONIA, 4.93%	Annual	4.20%	Annual	Barclays Bank PLC	07/17/23	4.20	GBP	255	(10,218)
10-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	3.75%	Semi-Annual	Goldman Sachs International	08/07/23	3.75	USD	12,136	(54,714)
2-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	4.10%	Semi-Annual	JPMorgan Chase Bank N.A.	08/09/23	4.10	USD	51,486	(645,122)
2-Year Interest Rate Swap,	1-Day SONIA, 4.93%	Annual	4.75%	Annual	Citibank N.A.	08/25/23	4.75	GBP	1,034	(28,534)
5-Year Interest Rate Swap,	6-mo. EURIBOR, 3.90%	Semi-Annual	3.06%	Annual	Barclays Bank PLC	09/07/23	3.06	EUR	295	(4,063)
10-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	3.93%	Semi-Annual	Goldman Sachs International	10/02/23	3.93	USD	12,560	(74,769)
10-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	3.50%	Semi-Annual	Goldman Sachs International	10/13/23	3.50	USD	17,463	(329,967)
2-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	4.25%	Semi-Annual	Citibank N.A.	10/13/23	4.25	USD	75,674	(744,389)
2-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	4.05%	Semi-Annual	Goldman Sachs International	10/16/23	4.05	USD	39,525	(497,125)
2-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	3.30%	Semi-Annual	Goldman Sachs International	10/19/23	3.30	USD	7,235	(32,811)
2-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	4.75%	Semi-Annual	Citibank N.A.	11/14/23	4.75	USD	26,285	(121,305)
2-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	3.90%	Semi-Annual	Citibank N.A.	12/01/23	3.90	USD	7,410	(102,182)
10-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	3.60%	Semi-Annual	Morgan Stanley & Co. International PLC	12/14/23	3.60	USD	2,349	(43,270)
10-Year Interest Rate Swap,	Tokyo Overnight Average Rate, (0.08%)	Annual	1.00%	Annual	Morgan Stanley & Co. International PLC	12/20/23	1.00	JPY	130,205	(51)
10-Year Interest Rate Swap,	Tokyo Overnight Average Rate, (0.08%)	Annual	1.00%	Annual	Morgan Stanley & Co. International PLC	12/20/23	1.00	JPY	80,727	(32)

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Put (continued)
10-Year Interest Rate Swap,	Tokyo Overnight Average Rate, (0.08%)	Annual	1.00%	Annual	Morgan Stanley & Co. International PLC	12/20/23	1.00%	JPY	49,478	$(20)
5-Year Interest Rate Swap,	1-Day SOFR, 1.09%	Quarterly	3.79%	Semi-Annual	JPMorgan Chase Bank N.A.	03/27/24	3.79	USD	36,849	(533,808)

										(3,222,404)

										$(3,382,386)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V2	5.00%	Quarterly	12/20/27	USD	638	$(21,453)	$3,665	$(25,118)
iTraxx.XO.38.V1	5.00	Quarterly	12/20/27	EUR	527	(29,023)	(11,961)	(17,062)
iTraxx.FINSR.39.V1	1.00	Quarterly	06/20/28	EUR	2,265	(17,180)	30,088	(47,268)
iTraxx.XO.39.V1	5.00	Quarterly	06/20/28	EUR	1,688	(76,092)	(29,105)	(46,987)

						$(143,748)	$(7,313)	$(136,435)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1	1.00%	Quarterly	12/20/27	BBB	USD	1,750		$26,167	$2,463	$23,704
CDX.NA.HY.40.V1	5.00	Quarterly	06/20/28	B	USD	6,687		198,844	44,926	153,918
iTraxx.EUR.39.V1	1.00	Quarterly	06/20/28	BB	EUR	2,279		30,143	16,250	13,893

								$255,154	$63,639	$191,515

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency

2.27%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	01/15/28	EUR	520	$6,737	$466	$6,271
2.56%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	06/15/28	EUR	745	(3,289)	10	(3,299)
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.69%	Monthly	08/15/32	EUR	535	(9,034)	11	(9,045)
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.29%	Monthly	01/15/33	EUR	510	(11,387)	(1,146)	(10,241)
2.44%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	05/15/33	EUR	315	1,277	117	1,160
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.56%	Monthly	06/15/33	EUR	725	4,875	16	4,859
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.57%	Monthly	05/15/38	EUR	172	427	5	422
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.60%	Monthly	05/15/43	EUR	315	(1,015)	245	(1,260)

							$(11,409)	$(276)	$(11,133)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

5.09%	Monthly	1-Day FEDL, 5.08%	Monthly	N/A		07/26/23	USD	59,738	$(325)	$37	$(362)
3.75%	Monthly	1-Day SOFR, 1.09%	Monthly	N/A		02/13/24	USD	89,182	1,333,926	110	1,333,816
1-Day SOFR, 1.09%	Monthly	4.40%	Monthly	N/A		02/13/24	USD	178,365	(1,521,532)	220	(1,521,752)
28-Day MXIBTIIE, 11.50%	Monthly	4.68%	Monthly	N/A		02/27/24	MXN	24,395	(64,261)	1	(64,262)
28-Day MXIBTIIE, 11.50%	Monthly	4.86%	Monthly	N/A		03/01/24	MXN	24,395	(62,430)	1	(62,431)
1-Day SOFR, 1.09%	Annual	1.13%	Annual	N/A		03/07/24	USD	53,146	(2,193,741)	80	(2,193,821)
1-Day SOFR, 1.09%	Annual	1.13%	Annual	N/A		03/08/24	USD	78,484	(3,240,737)	119	(3,240,856)
1-Day SOFR, 1.09%	Monthly	4.50%	Monthly	N/A		03/09/24	USD	86,999	(701,329)	106	(701,435)
1-Day SOFR, 1.09%	Annual	1.08%	Annual	N/A		03/18/24	USD	107,840	(4,499,162)	171	(4,499,333)
2.47%	Monthly	1-Day SONIA, 4.93%	Monthly	N/A		04/03/24	GBP	46,501	1,788,105	(1,883)	1,789,988
1-Day SONIA, 4.93%	Monthly	3.22%	Monthly	N/A		04/03/24	GBP	93,003	(2,722,087)	2,573	(2,724,660)
1.00%	Semi-Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	N/A		05/04/24	EUR	27,030	851,198	85	851,113
6-mo. EURIBOR, 3.90%	Semi-Annual	1.75%	Semi-Annual	N/A		05/04/24	EUR	54,060	(1,268,494)	170	(1,268,664)
3-mo. KRW CDC, 3.75%	Monthly	3.87%	Monthly	N/A		07/03/24	KRW	3,474,090	1,035	9	1,026
1-Day SOFR, 1.09%	Monthly	4.46%	Monthly	07/12/23	(a)	07/12/24	USD	36,640	(317,851)	120	(317,971)
1-Day SONIA, 4.93%	Monthly	4.26%	Monthly	09/06/23	(a)	09/06/24	GBP	9,663	(228,696)	53	(228,749)
1-Day SOFR, 1.09%	Monthly	4.59%	Monthly	12/14/23	(a)	12/14/24	USD	100,965	(378,133)	288	(378,421)
0.23%	Annual	Tokyo Overnight Average Rate, (0.08%)	Annual	N/A		01/11/25	JPY	96,050	(2,874)	2	(2,876)
0.24%	Annual	Tokyo Overnight Average Rate, (0.08%)	Annual	N/A		01/19/25	JPY	498,950	(15,095)	15	(15,110)
28-Day MXIBTIIE, 11.50%	Monthly	9.95%	Monthly	N/A		02/07/25	MXN	340,889	(70,198)	73	(70,271)
2.00%	Annual	1-Day SOFR, 1.09%	Annual	N/A		02/17/25	USD	13,940	809,151	51	809,100
1-Day SOFR, 1.09%	Annual	2.60%	Annual	N/A		02/17/25	USD	49,553	(2,303,262)	180	(2,303,442)
1-Day SOFR, 1.09%	Annual	2.70%	Annual	N/A		02/17/25	USD	49,553	(2,207,728)	180	(2,207,908)
2.12%	Monthly	1-Day SSARON, 1.71%	Monthly	03/11/24	(a)	03/11/25	CHF	3,500	(2,840)	12	(2,852)
1-Day ESTR, 1,143.69%	Monthly	3.58%	Monthly	03/11/24	(a)	03/11/25	EUR	3,690	(1,765)	13	(1,778)
3.58%	Monthly	1-Day ESTR, 1,143.69%	Monthly	03/11/24	(a)	03/11/25	EUR	80	38	(456)	494
3-mo. JIBAR, 8.50%	Quarterly	7.20%	Quarterly	03/20/24	(a)	03/20/25	ZAR	40,720	(23,339)	8	(23,347)
9.84%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	N/A		05/16/25	MXN	31,603	2,405	8	2,397
1-Day SONIA, 4.93%	Annual	4.50%	Annual	N/A		05/18/25	GBP	540	(17,998)	(455)	(17,543)
4.62%	Quarterly	3-mo. PRIBOR, 7.13%	Quarterly	06/19/24	(a)	06/19/25	CZK	96,995	(1,635)	15	(1,650)
1-Day ESTR, 1,143.69%	Monthly	3.30%	Monthly	07/02/24	(a)	07/02/25	EUR	6,210	(6,127)	(527)	(5,600)
1-Day ESTR, 1,143.69%	Monthly	3.40%	Monthly	07/02/24	(a)	07/02/25	EUR	6,200	(54)	265	(319)
1-Day SOFR, 1.09%	Annual	3.75%	Annual	N/A		12/15/25	USD	11,532	(286,115)	42	(286,157)
1-Day SONIA, 4.93%	Monthly	3.60%	Monthly	03/17/25	(a)	03/17/26	GBP	860	(15,273)	(42)	(15,231)

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1-Day SONIA, 4.93%	Monthly	3.75%	Monthly	03/17/25	(a)	03/17/26	GBP	440	$(7,077)	$1,581	$(8,658)
1-Day SONIA, 4.93%	Monthly	3.70%	Monthly	03/31/25	(a)	03/31/26	GBP	430	(7,007)	1	(7,008)
1-Day SONIA, 4.93%	Annual	4.29%	Annual	N/A		04/28/26	GBP	925	(43,407)	6	(43,413)
3.64%	Annual	1-Day SOFR, 1.09%	Annual	N/A		05/02/26	USD	1,140	26,645	8	26,637
1-Day SONIA, 4.93%	Annual	4.26%	Annual	N/A		05/15/26	GBP	549	(26,492)	5	(26,497)
3-mo. KRW CDC, 3.75%	Quarterly	3.19%	Quarterly	09/20/23	(a)	09/20/26	KRW	2,090,435	(18,120)	16	(18,136)
3-mo. KRW CDC, 3.75%	Quarterly	3.19%	Quarterly	09/20/23	(a)	09/20/26	KRW	1,545,104	(13,310)	11	(13,321)
3-mo. KRW CDC, 3.75%	Quarterly	3.33%	Quarterly	09/20/23	(a)	09/20/26	KRW	836,592	(4,676)	6	(4,682)
3-mo. KRW CDC, 3.75%	Quarterly	3.38%	Quarterly	09/20/23	(a)	09/20/26	KRW	836,717	(3,773)	6	(3,779)
3-mo. KRW CDC, 3.75%	Quarterly	3.38%	Quarterly	09/20/23	(a)	09/20/26	KRW	836,718	(3,728)	6	(3,734)
3-mo. KRW CDC, 3.75%	Quarterly	3.38%	Quarterly	09/20/23	(a)	09/20/26	KRW	2,016,852	(9,268)	16	(9,284)
3-mo. KRW CDC, 3.75%	Quarterly	3.38%	Quarterly	09/20/23	(a)	09/20/26	KRW	2,016,852	(8,920)	15	(8,935)
3-mo. KRW CDC, 3.75%	Quarterly	3.39%	Quarterly	09/20/23	(a)	09/20/26	KRW	2,016,549	(8,700)	15	(8,715)
1-Day SOFR, 1.09%	Annual	1.56%	Annual	N/A		03/07/27	USD	26,573	(2,634,874)	182	(2,635,056)
1-Day SOFR, 1.09%	Annual	3.47%	Annual	03/10/25	(a)	03/10/27	USD	9,879	7,802	43	7,759
1-Day SONIA, 4.93%	Monthly	3.45%	Monthly	03/16/26	(a)	03/16/27	GBP	2,050	(22,953)	4,022	(26,975)
1-Day SOFR, 1.09%	Annual	2.91%	Annual	N/A		10/06/27	USD	23,492	(1,292,749)	186	(1,292,935)
28-Day MXIBTIIE, 11.50%	Monthly	8.42%	Monthly	N/A		01/20/28	MXN	17,038	(1,372)	8	(1,380)
1-Day SONIA, 4.93%	Monthly	3.20%	Monthly	01/26/27	(a)	01/26/28	GBP	2,120	(18,730)	747	(19,477)
28-Day MXIBTIIE, 11.50%	Monthly	8.35%	Monthly	N/A		04/28/28	MXN	10,210	(435)	6	(441)
1-Day SONIA, 4.93%	Annual	4.86%	Annual	N/A		06/20/28	GBP	2,670	(35,221)	(7)	(35,214)
6-mo. PRIBOR, 7.15%	Semi-Annual	4.32%	Annual	09/20/23	(a)	09/20/28	CZK	22,745	649	12	637
6-mo. PRIBOR, 7.15%	Semi-Annual	4.54%	Annual	09/20/23	(a)	09/20/28	CZK	19,341	9,314	10	9,304
5.70%	Annual	6-mo. WIBOR, 6.95%	Semi-Annual	09/20/23	(a)	09/20/28	PLN	2,736	(23,542)	7	(23,549)
5.81%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	N/A		10/17/30	MXN	60,000	457,315	42	457,273
5.89%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	N/A		10/22/30	MXN	100,000	732,914	71	732,843
5.52%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	N/A		02/11/31	MXN	120,000	1,030,159	5,965	1,024,194
0.02%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	N/A		08/26/31	EUR	8,789	2,172,574	150	2,172,424
28-Day MXIBTIIE, 11.50%	Monthly	7.61%	Monthly	N/A		01/28/32	MXN	50,000	(87,979)	34	(88,013)
28-Day MXIBTIIE, 11.50%	Monthly	7.68%	Monthly	N/A		01/30/32	MXN	29,564	(44,839)	18	(44,857)
2.38%	Annual	1-Day SOFR, 1.09%	Annual	N/A		04/08/32	USD	2,064	199,055	29	199,026
2.60%	Annual	1-Day SOFR, 1.09%	Annual	N/A		05/26/32	USD	2,477	190,826	35	190,791
6-mo. EURIBOR, 3.90%	Semi-Annual	2.44%	Annual	07/14/27	(a)	07/14/32	EUR	772	(8,963)	10	(8,973)
1-Day SOFR, 1.09%	Annual	3.47%	Annual	N/A		10/04/32	USD	10,373	(164,405)	152	(164,557)
1-Day SOFR, 1.09%	Annual	3.42%	Annual	N/A		10/05/32	USD	4,851	(98,389)	73	(98,462)
1-Day SOFR, 1.09%	Annual	3.05%	Annual	N/A		10/28/32	USD	11,502	(594,213)	174	(594,387)
1-Day SOFR, 1.09%	Annual	2.88%	Annual	N/A		11/02/32	USD	11,629	(768,774)	177	(768,951)
1-Day SOFR, 1.09%	Annual	2.92%	Annual	N/A		11/04/32	USD	11,608	(727,680)	176	(727,856)
1-Day SOFR, 1.09%	Annual	2.90%	Annual	N/A		11/15/32	USD	18,194	(1,167,240)	277	(1,167,517)
1-Day SOFR, 1.09%	Annual	3.20%	Annual	N/A		11/28/32	USD	11,066	(425,653)	169	(425,822)
1-Day ESTR, 1,143.69%	Annual	2.34%	Annual	01/19/28	(a)	01/19/33	EUR	2,870	(26,678)	40	(26,718)
1.91%	Annual	1-Day SSARON, 1.71%	Annual	N/A		03/31/33	CHF	510	(7,811)	528	(8,339)
6-mo. EURIBOR, 3.90%	Semi-Annual	2.96%	Annual	N/A		03/31/33	EUR	570	(2,890)	87	(2,977)
1-Day SOFR, 1.09%	Annual	3.14%	Annual	05/12/28	(a)	05/12/33	USD	5,752	369	53	316
28-Day MXIBTIIE, 11.50%	Monthly	8.17%	Monthly	N/A		06/10/33	MXN	60,946	14,681	57	14,624
1-Day SONIA, 4.93%	Annual	3.44%	Annual	06/26/28	(a)	06/26/33	GBP	170	(386)	3	(389)
3.24%	Annual	1-Day SOFR, 1.09%	Annual	08/09/23	(a)	08/09/33	USD	5,937	141,702	107	141,595
3.24%	Annual	1-Day SOFR, 1.09%	Annual	07/01/25	(a)	07/01/35	USD	410	(1,783)	427	(2,210)
2.67%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	N/A		02/04/48	EUR	60	216	2	214
2.81%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual 09/11/23(a)			08/15/48	EUR	325	(10,116)	12	(10,128)
2.27%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	N/A		03/04/53	EUR	90	5,784	3	5,781
1-Day SSARON, 1.71%	Annual	1.86%	Annual	N/A		03/31/53	CHF	210	8,979	(542)	9,521
2.51%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	N/A		03/31/53	EUR	230	2,054	(69)	2,123

									$(20,688,338)	$16,812	$(20,705,150)

(a)	Forward Swap.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Federal Republic of Brazil	1.00%	Quarterly	Barclays Bank PLC	12/20/24	USD	73	$(650)	$545	$(1,195)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	838	(7,465)	6,135	(13,600)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	509	(4,535)	3,726	(8,261)
Credit Suisse Group AG	1.00	Quarterly	Barclays Bank PLC	06/20/28	EUR	125	(79)	7,172	(7,251)
Credit Suisse Group AG	1.00	Quarterly	BNP Paribas SA	06/20/28	EUR	100	(63)	4,467	(4,530)
Credit Suisse Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	100	(63)	5,607	(5,670)
Credit Suisse Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	62	(39)	3,440	(3,479)
Credit Suisse Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	63	(40)	3,356	(3,396)
Credit Suisse Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	600	(378)	21,288	(21,666)
Deutsche Bank AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	300	8,547	25,038	(16,491)
Deutsche Bank AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	176	5,014	9,483	(4,469)
Deutsche Bank AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	59	1,681	3,179	(1,498)
Deutsche Bank AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	65	1,852	3,701	(1,849)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	06/20/28	USD	1,413	46,212	97,979	(51,767)
Republic of Colombia	1.00	Quarterly	Barclays Bank PLC	06/20/28	USD	1,160	66,333	111,487	(45,154)
Republic of Colombia	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/28	USD	464	26,545	27,101	(556)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	06/20/28	USD	994	916	18,191	(17,275)

							$143,788	$351,895	$(208,107)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMA CGM SA	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R	EUR	66	$6,382	$5,790	$592
CMBX.NA.9	2.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	94	(8,903)	(1,700)	(7,203)
CMBX.NA.9	2.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	89	(8,413)	(1,606)	(6,807)
CMBX.NA.9	2.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	94	(8,903)	(1,509)	(7,394)
CMBX.NA.9	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	187	(17,806)	(3,261)	(14,545)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	118	(28,094)	(12,846)	(15,248)

								$(65,737)	$(15,132)	$(50,605)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund			Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty

1-Day BZDIOVER, 3.34%	Monthly	13.25%	Monthly	Citibank N.A.	N/A	01/02/24	BRL	7,446	$1,584	$—	$1,584
12.37%	Monthly	1-Day COOIS, 12.27%	Monthly	Citibank N.A.	N/A	04/18/24	COP	7,467,468	(1,967)	—	(1,967)
1-Day BZDIOVER, 3.34%	Monthly	12.44%	Monthly	Barclays Bank PLC	N/A	07/01/24	BRL	1,131	1,134	—	1,134
1-Day BZDIOVER, 3.34%	Monthly	12.48%	Monthly	Barclays Bank PLC	N/A	07/01/24	BRL	5,914	5,588	—	5,588
1-Day BZDIOVER, 3.34%	Monthly	12.60%	Monthly	Bank of America N.A.	N/A	07/01/24	BRL	7,333	9,357	—	9,357

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1-Day BZDIOVER, 3.34%	Monthly	12.97%	Monthly	Goldman Sachs International	N/A	07/01/24	BRL	2,469	$5,167	$—	$5,167
1-Day BZDIOVER, 3.34%	Monthly	12.97%	Monthly	Citibank N.A.	N/A	07/01/24	BRL	4,083	8,597	—	8,597
11.90%	Monthly	1-Day COOIS, 12.27%	Monthly	Bank of America N.A.	N/A	10/21/24	COP	3,872,457	(6,469)	—	(6,469)
1-Day BZDIOVER, 3.34%	Monthly	11.87%	Monthly	Bank of America N.A.	N/A	01/02/25	BRL	8,321	22,689	—	22,689
1-Day BZDIOVER, 3.34%	Monthly	12.78%	Monthly	Morgan Stanley & Co. International PLC	N/A	01/02/25	BRL	90,829	501,619	—	501,619
1-Day BZDIOVER, 3.34%	Monthly	13.78%	Monthly	BNP Paribas SA	N/A	01/02/25	BRL	20,918	200,358	—	200,358
1-Day BZDIOVER, 3.34%	Monthly	11.27%	Monthly	BNP Paribas SA	N/A	01/02/26	BRL	1,151	6,172	—	6,172
1-Day BZDIOVER, 3.34%	Monthly	11.38%	Monthly	Bank of America N.A.	N/A	01/02/26	BRL	4,724	27,827	—	27,827
1-Day BZDIOVER, 3.34%	Monthly	11.56%	Monthly	Barclays Bank PLC	N/A	01/02/26	BRL	1,131	7,594	—	7,594
1-Day BZDIOVER, 3.34%	Monthly	11.75%	Monthly	Citibank N.A.	N/A	01/02/26	BRL	5,365	41,045	—	41,045
1-Day BZDIOVER, 3.34%	Monthly	11.76%	Monthly	Citibank N.A.	N/A	01/02/26	BRL	1,044	8,089	—	8,089
1-Day BZDIOVER, 3.34%	Monthly	11.78%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/26	BRL	1,090	8,529	—	8,529
1-Day BZDIOVER, 3.34%	Monthly	11.80%	Monthly	Citibank N.A.	N/A	01/02/26	BRL	5,218	41,579	—	41,579
1-Day BZDIOVER, 3.34%	Monthly	11.82%	Monthly	Barclays Bank PLC	N/A	01/02/26	BRL	1,334	10,776	—	10,776
1-Day BZDIOVER, 3.34%	Monthly	11.83%	Monthly	Morgan Stanley & Co. International PLC	N/A	01/02/26	BRL	1,918	15,601	—	15,601
1-Day BZDIOVER, 3.34%	Monthly	11.92%	Monthly	Citibank N.A.	N/A	01/02/26	BRL	7,809	67,006	—	67,006
1-Day BZDIOVER, 3.34%	Monthly	10.43%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/04/27	BRL	320	717	—	717
1-Day BZDIOVER, 3.34%	Monthly	10.53%	Monthly	Citibank N.A.	N/A	01/02/29	BRL	5,917	15,053	—	15,053
1-Day BZDIOVER, 3.34%	Monthly	10.57%	Monthly	Goldman Sachs International	N/A	01/02/29	BRL	9,268	27,480	—	27,480
1-Day BZDIOVER, 3.34%	Monthly	10.58%	Monthly	Morgan Stanley & Co. International PLC	N/A	01/02/29	BRL	6,493	20,121	—	20,121

									$1,045,246	$—	$1,045,246

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$119,055	$(46,193)	$9,987,223	$(30,648,426)	$—
OTC Swaps	357,685	(20,922)	1,054,274	(267,740)	—
Options Written	N/A	N/A	1,124,046	(2,136,251)	(4,035,734)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$154,495	$—	$4,523,272	$—	$4,677,767
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,693,022	—	—	2,693,022
Options purchased
Investments at value — unaffiliated(b)	—	—	327,151	306,601	338,359	—	972,111
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	191,515	—	—	9,782,996	12,712	9,987,223
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	358,277	—	—	1,053,682	—	1,411,959

	$—	$549,792	$481,646	$2,999,623	$15,698,309	$12,712	$19,742,082

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$322,338	$—	$523,702	$—	$846,040
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	5,920,101	—	—	5,920,101
Options written
Options written at value	—	—	109,033	66,656	3,860,045	—	4,035,734
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	136,435	—	—	30,488,146	23,845	30,648,426
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	280,226	—	—	8,436	—	288,662

	$—	$416,661	$431,371	$5,986,757	$34,880,329	$23,845	$41,738,963

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,912,263)	$—	$(4,067,879)	$—	$(5,980,142)
Forward foreign currency exchange contracts	—	—	—	(4,128,133)	—	—	(4,128,133)
Options purchased(a)	—	—	(1,013,805)	(273,433)	2,010,980	(129,757)	593,985
Options written	—	—	828,787	287,134	553,612	—	1,669,533
Swaps	—	301,682	—	—	40,981,492	(15,643)	41,267,531

	$—	$301,682	$(2,097,281)	$(4,114,432)	$39,478,205	$(145,400)	$33,422,774

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,020,666)	$—	$5,553,942	$—	$4,533,276
Forward foreign currency exchange contracts	—	—	—	(4,055,636)	—	—	(4,055,636)
Options purchased(b)	—	—	313,404	(300,191)	(3,577,956)	10,204	(3,554,539)
Options written	—	—	(45,253)	196,028	5,065,818	—	5,216,593
Swaps	—	(343,560)	—	—	(50,303,941)	2,109	(50,645,392)

	$—	$(343,560)	$(752,515)	$(4,159,799)	$(43,262,137)	$12,313	$(48,505,698)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$264,582,233
Average notional value of contracts — short	$539,684,219
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$316,781,949
Average amounts sold — in USD	$343,956,636
Options:
Average value of option contracts purchased	$1,300,543
Average value of option contracts written	$1,075,586
Average notional value of swaption contracts purchased	$183,682,458
Average notional value of swaption contracts written	$666,940,203
Credit default swaps:
Average notional value — buy protection	$13,177,353
Average notional value — sell protection	$8,152,145
Interest rate swaps:
Average notional value — pays fixed rate	$460,657,153
Average notional value — receives fixed rate	$1,266,620,436
Inflation swaps:
Average notional value — pays fixed rate	$2,513,199
Average notional value — receives fixed rate	$3,172,674

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$223,687		$1,035,708
Forward foreign currency exchange contracts	2,693,022		5,920,101
Options	972,111	(a)	4,035,734
Swaps — centrally cleared	395,854		—
Swaps — OTC(b)	1,411,959		288,662

Total derivative assets and liabilities in the Statement of Assets and Liabilities	5,696,633		11,280,205

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(933,541)		(1,434,346)

Total derivative assets and liabilities subject to an MNA	$4,763,092		$9,845,859

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A.	$108,712	$(51,475)	$—	$—	$57,237
Bank of Montreal	56,548	—	—	—	56,548
Barclays Bank PLC	1,455,135	(440,611)	—	—	1,014,524
BNP Paribas SA	396,854	(36,283)	—	(360,571)	—
Citibank N.A.	881,625	(881,625)	—	—	—
Commonwealth Bank of Australia	102,340	(41,269)	—	—	61,071
Deutsche Bank AG	41,475	(11,742)	—	—	29,733
Goldman Sachs International	159,131	(159,131)	—	—	—
HSBC Bank PLC	11,963	(11,963)	—	—	—
HSBC Bank USA N.A.	22,909	(1,136)	—	—	21,773
JPMorgan Chase Bank N.A.	286,061	(286,061)	—	—	—
Morgan Stanley & Co. International PLC	792,110	(792,110)	—	—	—
Natwest Markets PLC	44,088	(1,225)	—	—	42,863
Nomura International PLC	17,395	—	—	—	17,395
Royal Bank of Canada	133,293	(58,001)	—	—	75,292
Societe Generale	110	(110)	—	—	—
Standard Chartered Bank	3,358	(3,358)	—	—	—
State Street Bank and Trust Co.	102,981	(102,981)	—	—	—
Toronto-Dominion Bank	111,380	(86,457)	—	—	24,923
UBS AG	35,624	(35,624)	—	—	—

	$4,763,092	$(3,001,162)	$—	$(360,571)	$1,401,359

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)
Bank of America N.A.	$51,475	$(51,475)	$—	$—	$—
Barclays Bank PLC	440,611	(440,611)	—	—	—
BNP Paribas SA	36,283	(36,283)	—	—	—
Citibank N.A.	1,256,467	(881,625)	(374,842)	—	—
Commonwealth Bank of Australia	41,269	(41,269)	—	—	—
Deutsche Bank AG	11,742	(11,742)	—	—	—
Goldman Sachs International	1,392,001	(159,131)	(924,352)	—	308,518
HSBC Bank PLC	899,121	(11,963)	—	—	887,158
HSBC Bank USA N.A.	1,136	(1,136)	—	—	—
JPMorgan Chase Bank N.A.	1,739,420	(286,061)	(976,611)	—	476,748
Morgan Stanley & Co. International PLC	1,195,871	(792,110)	(959)	—	402,802
Natwest Markets PLC	1,225	(1,225)	—	—	—
Royal Bank of Canada	58,001	(58,001)	—	—	—
Societe Generale	795	(110)	—	—	685
Standard Chartered Bank	6,708	(3,358)	—	—	3,350
State Street Bank and Trust Co.	2,558,862	(102,981)	—	—	2,455,881
The Bank of New York Mellon	1,972	—	—	—	1,972
Toronto-Dominion Bank	86,457	(86,457)	—	—	—
UBS AG	66,443	(35,624)	—	—	30,819

	$9,845,859	$(3,001,162)	$(2,276,764)	$—	$4,567,933

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$40,096,489	$—	$40,096,489
Common Stocks
France	—	212,054	—	212,054
Germany	—	266,587	—	266,587
Japan	—	882,331	—	882,331
Netherlands	12,740	164,471	—	177,211
United Kingdom	133,456	100,554	—	234,010
United States	4,163,666	—	4,570	4,168,236
Corporate Bonds
Argentina	—	448,805	—	448,805
Australia	—	1,312,515	—	1,312,515
Austria	—	282,732	—	282,732
Belgium	—	656,946	—	656,946
Bermuda	—	62,580	—	62,580
Brazil	—	8,345	—	8,345
Canada	—	2,077,389	—	2,077,389
Cayman Islands	—	1,322,401	—	1,322,401
Chile	—	195,295	—	195,295
China	—	39,720	—	39,720
Colombia	—	1,465,336	—	1,465,336
Denmark	—	2,136,983	—	2,136,983
Finland	—	90,033	—	90,033
France	—	5,516,335	373,191	5,889,526
Germany	—	9,555,476	322,041	9,877,517
Hong Kong	—	2,000	—	2,000
India	—	186,602	—	186,602
Indonesia	—	192,556	—	192,556
Ireland	—	2,606,732	—	2,606,732
Israel	—	74,552	—	74,552
Italy	82,072	3,215,449	—	3,297,521
Japan	—	3,349,815	—	3,349,815
Jersey	—	223,399	—	223,399
Lithuania	—	291,052	—	291,052
Luxembourg	—	1,871,500	—	1,871,500
Malaysia	—	196,264	—	196,264
Mexico	—	2,818,451	—	2,818,451
MultiNational	—	2,075,206	—	2,075,206
Netherlands	—	12,307,396	—	12,307,396
New Zealand	—	556,318	—	556,318
Norway	—	109,628	—	109,628
Panama	—	105,874	—	105,874
Portugal	—	99,545	—	99,545
Singapore	—	776,595	—	776,595
Spain	87,028	3,607,115	—	3,694,143
Sweden	—	105,338	—	105,338
Switzerland	—	3,053,731	—	3,053,731
Thailand	—	170,366	—	170,366
United Arab Emirates	—	196,908	—	196,908
United Kingdom	—	20,851,342	—	20,851,342
United States	—	163,432,143	3,924,823	167,356,966
Floating Rate Loan Interests	—	2,660,679	2,084,349	4,745,028
Foreign Agency Obligations	—	159,425,213	—	159,425,213
Investment Companies	15,151,564	—	—	15,151,564

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$5,983,757	$—	$5,983,757
Non-Agency Mortgage-Backed Securities	—	31,823,673	1,743,376	33,567,049
Preferred Securities
Capital Trusts	—	1,658,282	—	1,658,282
Preferred Stocks	—	—	2,485,701	2,485,701
U.S. Government Sponsored Agency Securities	—	135,512,703	—	135,512,703
U.S. Treasury Obligations	—	17,724,867	—	17,724,867
Warrants
United States	4,378	—	74,008	78,386
Venezuela	—	9,000	—	9,000
Short-Term Securities
Certificates of Deposit	—	1,580,812	—	1,580,812
Commercial Paper	—	6,232,393	—	6,232,393
Foreign Agency Obligations	—	37,914,738	—	37,914,738
Money Market Funds	48,330,614	—	—	48,330,614
U.S. Treasury Obligations	—	21,141,367	—	21,141,367
Options Purchased
Equity Contracts	300,547	26,604	—	327,151
Foreign Currency Exchange Contracts	—	306,601	—	306,601
Interest Rate Contracts	13,453	324,906	—	338,359
Liabilities
Investments
TBA Sale Commitments	—	(17,282,400)	—	(17,282,400)

	$68,279,518	$694,412,449	$11,012,059	$773,704,026

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$192,107	$—	$192,107
Equity Contracts	100,108	54,387	—	154,495
Foreign Currency Exchange Contracts	—	2,693,022	—	2,693,022
Interest Rate Contracts	4,523,272	10,836,678	—	15,359,950
Other Contracts	—	12,712	—	12,712
Liabilities
Credit Contracts	—	(395,739)	—	(395,739)
Equity Contracts	(336,444)	(94,927)	—	(431,371)
Foreign Currency Exchange Contracts	—	(5,986,757)	—	(5,986,757)
Interest Rate Contracts	(815,202)	(34,065,127)	—	(34,880,329)
Other Contracts	—	(23,845)	—	(23,845)

	$3,471,734	$(26,777,489)	$—	$(23,305,755)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Options Purchased	Preferred Stocks	Unfunded Floating Rate Loan Interests

Assets/Liabilities
Opening balance, as of December 31, 2022	$424,726	$3,052,118	$3,109,308	$2,965,315	$56,906	$1,857,460	$(135)
Transfers into Level 3	—	—	472,381	—	—	—	—
Transfers out of Level 3	—	—	(307,012)	(1,139,168)	—	—	—
Other(a)	(420,116)	708,940	(708,940)	—	—	420,116	—
Accrued discounts/premiums	—	10,173	1,828	7,926	—	—	—
Net realized gain (loss)	—	1,322	(48,786)	—	(74,495)	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	(40)	8,509	135,743	(90,697)	17,589	78,378	135

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Strategic Global Bond Fund, Inc.

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Options Purchased	Preferred Stocks	Unfunded Floating Rate Loan Interests

Purchases	$—	$1,079,487	$54,066	$—	$—	$129,747	$—
Sales	—	(240,494)	(624,239)	—	—	—	—

Closing balance, as of June 30, 2023	$4,570	$4,620,055	$2,084,349	$1,743,376	$—	$2,485,701	$—

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023(c)	$(40)	$8,509	$109,362	$(90,697)	$—	$78,378	$—

	Warrants	Total

Assets
Opening balance, as of December 31, 2022	$80,945	$11,546,643
Transfers into Level 3	—	472,381
Transfers out of Level 3	—	(1,446,180)
Other(a)	—	—
Accrued discounts/premiums	—	19,927
Net realized gain (loss)	—	(121,959)
Net change in unrealized appreciation (depreciation)(b)(c)	(6,937)	142,680
Purchases	—	1,263,300
Sales	—	(864,733)

Closing balance, as of June 30, 2023	$74,008	$11,012,059

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023(c)	$(6,937)	$98,575

(a)	Certain Level 3 investments were re-classified between Common Stocks, Corporate Bonds, Floating Rate Loan Interests and Preferred Stocks.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Statement of Assets and Liabilities (unaudited) June 30, 2023

BlackRock Strategic Global Bond Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)	$728,963,586
Investments, at value — affiliated(b)	62,022,840
Cash	289,388
Cash pledged:
Collateral — exchange-traded options written	1,995,000
Futures contracts	11,275,798
Centrally cleared swaps	10,420,230
Foreign currency, at value(c)	50,872,217
Receivables:
Investments sold	8,574,224
Options written	24,816
TBA sale commitments	17,318,223
Capital shares sold	1,825,177
Dividends — unaffiliated	5,852
Dividends — affiliated	310,336
Interest — unaffiliated	5,930,514
Principal paydowns	19,618
Variation margin on futures contracts	223,687
Variation margin on centrally cleared swaps	395,854
Swap premiums paid	357,685
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,693,022
OTC swaps	1,054,274
Prepaid expenses	66,943

Total assets	904,639,284

LIABILITIES
Cash received as collateral for OTC derivatives	410,000
Options written, at value(d)	4,035,734
TBA sale commitments, at value(e)	17,282,400
Payables:
Investments purchased	111,370,167
Swaps	27,013
Accounting services fees	51,746
Capital shares redeemed	1,219,764
Custodian fees	123,058
Deferred foreign capital gain tax	25,844
Foreign taxes	10,613
Income dividend distributions	410,071
Investment advisory fees	460,395
Directors’ and Officer’s fees	1,052
Options written	42,259
Other accrued expenses	54,943
Professional fees	37,751
Service and distribution fees	18,300
Variation margin on futures contracts	1,035,708
Swap premiums received	20,922
Unrealized depreciation on:
Forward foreign currency exchange contracts	5,920,101
OTC swaps	267,740

Total liabilities	142,825,581

Commitments and contingent liabilities
NET ASSETS	$761,813,703

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued) June 30, 2023

BlackRock Strategic Global Bond Fund, Inc.

NET ASSETS CONSIST OF
Paid-in capital	$896,306,177
Accumulated loss	(134,492,474)

NET ASSETS	$761,813,703

(a) Investments, at cost — unaffiliated	$761,234,527
(b) Investments, at cost — affiliated	$62,104,218
(c) Foreign currency, at cost	$51,526,199
(d) Premiums received	$3,023,529
(e) Proceeds from TBA sale commitments	$17,318,223

F I N A N C I A L S T A T E M E N T S	51

Statement of Assets and Liabilities (unaudited) (continued) June 30, 2023

BlackRock Strategic Global Bond Fund, Inc.

NET ASSET VALUE
Institutional
Net assets	$528,450,137

Shares outstanding	103,541,757

Net asset value	$5.10

Shares authorized	1 billion

Par value	$0.10

Investor A
Net assets	$74,607,149

Shares outstanding	14,628,930

Net asset value	$5.10

Shares authorized	1 billion

Par value	$0.10

Investor C
Net assets	$3,607,106

Shares outstanding	708,054

Net asset value	$5.09

Shares authorized	1 billion

Par value	$0.10

Class K
Net assets	$155,149,311

Shares outstanding	30,424,091

Net asset value	$5.10

Shares authorized	1 billion

Par value	$0.10

See notes to financial statements.

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited) Six Months Ended June 30, 2023

BlackRock Strategic Global Bond Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$221,327
Dividends — affiliated	1,413,263
Interest — unaffiliated	15,684,351
Other income — unaffiliated	66,602
Foreign taxes withheld	(23,939)

Total investment income	17,361,604

EXPENSES
Investment advisory	1,853,152
Transfer agent — class specific	509,762
Custodian	158,506
Service and distribution — class specific	118,367
Professional	74,922
Accounting services	56,735
Registration	54,378
Printing and postage	12,307
Directors and Officer	5,393
Miscellaneous	70,806

Total expenses excluding interest expense	2,914,328
Interest expense	3,176

Total expenses	2,917,504
Less:
Fees waived and/or reimbursed by the Manager	(504,366)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(359,892)

Total expenses after fees waived and/or reimbursed	2,053,246

Net investment income	15,308,358

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(10,351,983)
Investments — affiliated	(232,906)
Forward foreign currency exchange contracts	(4,128,133)
Foreign currency transactions	1,073,152
Futures contracts	(5,980,142)
Options written	1,669,533
Swaps	41,267,531

23,317,052

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	15,681,295
Investments — affiliated	761,539
Forward foreign currency exchange contracts	(4,055,636)
Foreign currency translations	(353,020)
Futures contracts	4,533,276
Options written	5,216,593
Swaps	(50,645,392)
Unfunded floating rate loan interests	135

(28,861,210)

Net realized and unrealized loss	(5,544,158)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,764,200

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(10,720)
(b) Net of increase in deferred foreign capital gain tax of	$(25,844)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Changes in Net Assets

	BlackRock Strategic Global Bond Fund, Inc.
	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,308,358	$18,671,943
Net realized gain (loss)	23,317,052	(114,892,336)
Net change in unrealized appreciation (depreciation)	(28,861,210)	(38,774,901)

Net increase (decrease) in net assets resulting from operations	9,764,200	(134,995,294)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income
Institutional	(9,737,384)	—
Investor A	(1,408,222)	—
Investor C	(53,547)	—
Class K	(2,708,671)	—
Return of capital
Institutional	—	(16,889,603)
Investor A	—	(2,568,767)
Investor C	—	(94,796)
Class K	—	(3,845,543)

Decrease in net assets resulting from distributions to shareholders	(13,907,824)	(23,398,709)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	63,619,089	(90,760,732)

NET ASSETS
Total increase (decrease) in net assets	59,475,465	(249,154,735)
Beginning of period	702,338,238	951,492,973

End of period	$761,813,703	$702,338,238

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc.

	Institutional
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21(a)		Year Ended 12/31/20(a)	Year Ended 12/31/19(a)		Year Ended 12/31/18(a)

Net asset value, beginning of period	$5.12		$6.20		$6.38		$6.13	$5.81		$6.01

Net investment income(b)	0.11		0.13		0.12		0.12	0.17		0.17
Net realized and unrealized gain (loss)		(0.03)		(1.05)	(0.19)		0.43	0.30		(0.22)

Net increase (decrease) from investment operations	0.08			(0.92)	(0.07)		0.55	0.47		(0.05)

Distributions(c)
From net investment income		(0.10)	—		(0.09)		(0.10)	(0.13)		(0.12)
From net realized gain	—		—		(0.01)		(0.20)	—		—
Return of capital	—			(0.16)	(0.01)		—	(0.02)		(0.03)

Total distributions		(0.10)		(0.16)	(0.11)		(0.30)	(0.15)		(0.15)

Net asset value, end of period	$5.10		$5.12		$6.20		$6.38	$6.13		$5.81

Total Return(d)
Based on net asset value	1.51	%(e)		(14.85)%	(1.08)%		9.04%	8.20	%(f)	(0.81)%

Ratios to Average Net Assets(g)
Total expenses	0.78	%(h)	0.82	%(i)	0.81	%(j)	0.80%	0.98%		1.08%

Total expenses after fees waived and/or reimbursed	0.53	%(h)	0.59	%(i)	0.61	%(j)	0.54%	0.63%		0.72%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.53	%(h)	0.57	%(i)	0.61	%(j)	0.53%	0.53%		0.53%

Net investment income	4.16	%(h)		2.40%	1.88%		1.93%	2.84%		2.88%

Supplemental Data
Net assets, end of period (000)	$528,450		$479,103		$717,250		$671,817	$171,313		$160,252

Portfolio turnover rate(k)		223%		288%	354%		330%	373%		344%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 0.78%, 0.55% and 0.53%, respectively.

(j)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 0.73%, 0.53% and 0.53%, respectively.

(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	(a)	Year Ended 12/31/20	(a)	Year Ended 12/31/19	(a)	Year Ended 12/31/18	(a)
Portfolio turnover rate (excluding MDRs)	136%	195%	228%		234%		257%		269%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor A
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21(a)		Year Ended 12/31/20(a)	Year Ended 12/31/19(a)		Year Ended 12/31/18(a)

Net asset value, beginning of period	$5.12		$6.19		$6.38		$6.12	$5.80		$6.00

Net investment income(b)	0.10		0.12		0.10		0.11	0.16		0.16
Net realized and unrealized gain (loss)		(0.03)		(1.04)	(0.19)		0.44	0.30		(0.22)

Net increase (decrease) from investment operations	0.07			(0.92)	(0.09)		0.55	0.46		(0.06)

Distributions(c)
From net investment income		(0.09)	—		(0.08)		(0.09)	(0.12)		(0.12)
From net realized gain	—		—		(0.01)		(0.20)	—		—
Return of capital	—			(0.15)	(0.01)		—	(0.02)		(0.02)

Total distributions		(0.09)		(0.15)	(0.10)		(0.29)	(0.14)		(0.14)

Net asset value, end of period	$5.10		$5.12		$6.19		$6.38	$6.12		$5.80

Total Return(d)
Based on net asset value	1.38	%(e)		(14.92)%	(1.49)%		8.95%	7.95	%(f)	(1.07)%

Ratios to Average Net Assets(g)
Total expenses	1.09	%(h)	1.12	%(i)	1.08	%(j)	1.10%	1.30%		1.42%

Total expenses after fees waived and/or reimbursed	0.78	%(h)	0.84	%(i)	0.86	%(j)	0.80%	0.88%		0.97%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.78	%(h)	0.82	%(i)	0.86	%(j)	0.78%	0.78%		0.78%

Net investment income	3.84	%(h)		2.15%	1.65%		1.74%	2.60%		2.66%

Supplemental Data
Net assets, end of period (000)	$74,607		$83,094		$109,613		$91,388	$74,323		$61,723

Portfolio turnover rate(k)		223%		288%	354%		330%	373%		344%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.08%, 0.80% and 0.78%, respectively.

(j)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.00%, 0.78% and 0.78%, respectively.

(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	(a)	Year Ended 12/31/20	(a)	Year Ended 12/31/19	(a)	Year Ended 12/31/18	(a)
Portfolio turnover rate (excluding MDRs)	136%	195%	228%		234%		257%		269%

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor C
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21(a)		Year Ended 12/31/20(a)	Year Ended 12/31/19(a)		Year Ended 12/31/18(a)

Net asset value, beginning of period	$5.12		$6.19		$6.37		$6.12	$5.80		$6.00

Net investment income(b)	0.08		0.08		0.06		0.06	0.11		0.11
Net realized and unrealized gain (loss)		(0.04)		(1.04)	(0.19)		0.43	0.30		(0.22)

Net increase (decrease) from investment operations	0.04			(0.96)	(0.13)		0.49	0.41		(0.11)

Distributions(c)
From net investment income		(0.07)	—		(0.03)		(0.04)	(0.07)		(0.07)
From net realized gain	—		—		(0.01)		(0.20)	—		—
Return of capital	—			(0.11)	(0.01)		—	(0.02)		(0.02)

Total distributions		(0.07)		(0.11)	(0.05)		(0.24)	(0.09)		(0.09)

Net asset value, end of period	$5.09		$5.12		$6.19		$6.37	$6.12		$5.80

Total Return(d)
Based on net asset value	0.81	%(e)		(15.56)%	(2.07)%		7.97%	7.14	%(f)	(1.81)%

Ratios to Average Net Assets(g)
Total expenses	1.73	%(h)	1.79	%(i)	1.83	%(j)	1.93%	2.11%		2.19%

Total expenses after fees waived and/or reimbursed	1.53	%(h)	1.59	%(i)	1.63	%(j)	1.55%	1.64%		1.72%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.53	%(h)	1.57	%(i)	1.63	%(j)	1.53%	1.53%		1.53%

Net investment income	3.10	%(h)		1.40%	0.92%		1.03%	1.90%		1.94%

Supplemental Data
Net assets, end of period (000)	$3,607		$4,055		$5,555		$3,055	$4,973		$6,308

Portfolio turnover rate(k)		223%		288%	354%		330%	373%		344%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.75%, 1.55% and 1.53%, respectively.

(j)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.73%, 1.53% and 1.53%, respectively.

(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	(a)	Year Ended 12/31/20	(a)	Year Ended 12/31/19	(a)	Year Ended 12/31/18	(a)
Portfolio turnover rate (excluding MDRs)	136%	195%	228%		234%		257%		269%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Class K
	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22		Year Ended 12/31/21(a)		Year Ended 12/31/20(a)	Year Ended 12/31/19(a)		Year Ended 12/31/18(a)

Net asset value, beginning of period	$5.12		$6.19		$6.38		$6.13	$5.81		$6.01

Net investment income(b)	0.11		0.13		0.12		0.13	0.17		0.17
Net realized and unrealized gain (loss)		(0.03)		(1.03)	(0.20)		0.42	0.31		(0.22)

Net increase (decrease) from investment operations	0.08			(0.90)	(0.08)		0.55	0.48		(0.05)

Distributions(c)
From net investment income		(0.10)	—		(0.09)		(0.10)	(0.14)		(0.12)
From net realized gain	—		—		(0.01)		(0.20)	—		—
Return of capital	—			(0.17)	(0.01)		—	(0.02)		(0.03)

Total distributions		(0.10)		(0.17)	(0.11)		(0.30)	(0.16)		(0.15)

Net asset value, end of period	$5.10		$5.12		$6.19		$6.38	$6.13		$5.81

Total Return(d)
Based on net asset value	1.53	%(e)		(14.67)%	(1.19)%		9.10%	8.26	%(f)	(0.76)%

Ratios to Average Net Assets(g)
Total expenses	0.62	%(h)	0.67	%(i)	0.70	%(j)	0.69%	0.89%		1.01%

Total expenses after fees waived and/or reimbursed	0.48	%(h)	0.53	%(i)	0.58	%(j)	0.49%	0.58%		0.67%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.48	%(h)	0.51	%(i)	0.58	%(j)	0.48%	0.48%		0.48%

Net investment income	4.20	%(h)		2.43%	1.97%		2.01%	2.88%		2.93%

Supplemental Data
Net assets, end of period (000)	$155,149		$136,087		$119,076		$55,297	$33,655		$34,111

Portfolio turnover rate(k)		223%		288%	354%		330%	373%		344%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 0.62%, 0.49% and 0.47%, respectively.

(j)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 0.60%, 0.48% and 0.48%, respectively.

(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Year Ended 12/31/21	(a)	Year Ended 12/31/20	(a)	Year Ended 12/31/19	(a)	Year Ended 12/31/18	(a)
Portfolio turnover rate (excluding MDRs)	136%	195%	228%		234%		257%		269%

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements (unaudited) (continued)

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Fund (the “Board”), the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the Fixed-Income Complex and reflected as Directors and Officer expense on the Statement of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

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Notes to Financial Statements (unaudited) (continued)

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is

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Notes to Financial Statements (unaudited) (continued)

permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2023, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Fund were $144,331 and 4.44%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

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A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Fund may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps

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Notes to Financial Statements (unaudited) (continued)

in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When a Fund enters into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Fund to offset a net amount payable with amounts due to the Fund upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is

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Notes to Financial Statements (unaudited) (continued)

not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.50%
$1 billion — $3 billion	0.47
$3 billion — $5 billion	0.45
$5 billion — $10 billion	0.44
Greater than $10 billion	0.43

The Manager entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of the Fund for which BIL or BSL, as applicable, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution fees — class specific	$99,171	$19,196	$118,367

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2023, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Reimbursed amounts	$2,087	$1,813	$142	$410	$4,452

For the six months ended June 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees — class specific	$416,027	$86,422	$2,253	$5,060	$509,762

Other Fees: For the six months ended June 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $731.

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Notes to Financial Statements (unaudited) (continued)

For the six months ended June 30, 2023, affiliates received CDSCs as follows:

Investor C
CDSC	$ 28

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended June 30, 2023, the amount waived and/or reimbursed was $18,467.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the Manager waived $31,283 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.53%
Investor A	0.78
Investor C	1.53
Class K	0.48

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2023, the Manager waived and/or reimbursed investment advisory fees of $454,616 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the six months ended June 30, 2023, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees waived and/or reimbursed by the Manager — class specific	$286,951	$66,588	$1,293	$5,060	$359,892

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities
Fund Name	Purchases	Sales	Purchases	Sales
BlackRock Strategic Global Bond Fund, Inc	$3,297,597	$189,665	$1,528,365,194	$1,473,602,070

For the six months ended June 30, 2023, purchases and sales related to mortgage dollar rolls were $574,716,314 and $574,367,766, respectively.

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2022, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains and qualified late-year losses as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards	(a)	Qualified Late-Year Losses	(b)
BlackRock Strategic Global Bond Fund, Inc.	$(100,236,388)		$(3,110,856)

(a)	Amounts available to offset future realized capital gains.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Strategic Global Bond Fund, Inc.	$824,512,923	$26,198,197	$(79,971,097)	$(53,772,900)

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple SOFR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2023, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements (unaudited) (continued)

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Fund’s performance.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. All other LIBOR settings and certain other interbank offered rates ceased to be published after December 31, 2021. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. The Federal Reserve Board adopted regulations that provide a fallback mechanism by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/23		Year Ended 12/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Strategic Global Bond Fund, Inc.
Institutional
Shares sold	24,248,707	$125,694,142	47,387,967	$259,150,206
Shares issued in reinvestment of distributions	1,748,109	9,019,636	2,895,182	15,589,443
Shares redeemed	(15,941,672)	(82,217,387)	(72,530,991)	(396,732,385)

	10,055,144	$52,496,391	(22,247,842)	$(121,992,736)

Investor A
Shares sold and automatic conversion of shares	1,160,077	$6,000,153	4,900,448	$27,095,285
Shares issued in reinvestment of distributions	255,131	1,316,586	447,573	2,399,813
Shares redeemed	(3,013,283)	(15,562,755)	(6,821,956)	(37,373,102)

	(1,598,075)	$(8,246,016)	(1,473,935)	$(7,878,004)

Investor C
Shares sold	66,874	$343,521	161,059	$885,670
Shares issued in reinvestment of distributions	10,428	53,754	17,559	93,566
Shares redeemed and automatic conversion of shares	(161,905)	(832,372)	(283,802)	(1,524,282)

	(84,603)	$(435,097)	(105,184)	$(545,046)

Class K
Shares sold	6,173,444	$31,809,528	12,323,881	$66,741,072
Shares issued in reinvestment of distributions	443,344	2,286,303	605,981	3,228,625
Shares redeemed	(2,769,341)	(14,292,020)	(5,582,529)	(30,314,643)

	3,847,447	$19,803,811	7,347,333	$39,655,054

	12,219,913	$63,619,089	(16,479,628)	$(90,760,732)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager and BlackRock International Limited (“BIL”), with respect to the Fund and (2) the Manager and BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Fund on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

A.   Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisors with respect to the Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit the Fund and its shareholders.

B.   The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, second and first quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

C.   Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	73

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D.   Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E.   Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending, and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and the Fund for a one-year term ending June 30, 2024, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

74	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	75

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

76	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ADR	American Depositary Receipt

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BZDIOVER	Overnight Brazil Interbank Deposit (CETIP)

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

ESTR	Euro Short Term Rate

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FEDL	Fed Funds Effective Rate

FREMF	Freddie Mac Multifamily Securities

FTSE	Financial Times Stock Exchange

GO	General Obligation Bonds

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

PCL	Public Company Limited

PIK	Payment-in-Kind

PIPE	Private Investment in Public Equity

PRIBOR	Prague Interbank Offer Rate

PSF	Permanent School Fund

RB	Revenue Bond

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SPDR	Standard & Poor’s Depository Receipt

SSARON	Swiss Average Overnight Rate

TBA	To-Be-Announced

WIBOR	Warsaw Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	77

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SGB-06/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Global Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: August 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: August 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: August 22, 2023